UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on August [•], 2022
9:00 A.M. (Pacific Daylight Time)
To the Holders of Our Common Stock:
You are cordially invited to attend, virtually via the Internet, the special meeting of common stockholders of Impac Mortgage Holdings, Inc., a Maryland corporation (“we,” “our,” “us,” or the “Company”), to be held on August [•], 2022, at 9:00 a.m. (Pacific Daylight Time) (the “Special Meeting”). The Special Meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the Special Meeting, vote, and submit your questions during the Special Meeting by visiting: http://www.viewproxy.com/ImpacCompanies/2022SM/htype.asp. You will not be able to attend the Special Meeting physically.
The Special Meeting is being held in connection with the Company’s offers (as they may be amended from time to time, the “Exchange Offers”) to the holders of the outstanding shares of the Company’s 9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Preferred B Stock”), and the Company’s 9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Preferred C Stock,” and together with the Preferred B Stock, the “Preferred Stock”), to exchange all of the outstanding shares of Preferred Stock for certain cash, stock and warrant consideration, as more fully described in the attached proxy statement (the “Proxy Statement”). The Exchange Offers are being made pursuant to separate documents that have been delivered to the holders of our Preferred Stock. It is a condition to the consummation of the Exchange Offers that the holders of our common stock, par value $0.01 per share (the “Common Stock”), vote on, and approve, Proposals 1 through 3 described in the Proxy Statement. As a result, we are holding the Special Meeting of the holders of our Common Stock solely for the purpose of considering and voting on the following proposals:
1.
Proposal 1 — A proposal to approve an amendment to our charter (as amended and as currently in effect, the “Charter”), to permit the closing of the Exchange Offers and to make each share of Preferred B Stock redeemable for the same consideration to be paid to holders of Preferred B Stock in the Exchange Offers, as more fully described in the accompanying Proxy Statement and as set forth in the Articles of Amendment (the “Preferred B Articles of Amendment”) attached hereto as Annex A-1 (the “Preferred B Proposed Amendment”);

2.
Proposal 2 — A proposal to approve an amendment to our Charter to permit the closing of the Exchange Offers and to make each share of Preferred C Stock redeemable for the same consideration to be paid to holders of Preferred C Stock in the Exchange Offers, as more fully described in the accompanying Proxy Statement and as set forth in the Articles of Amendment (the “Preferred C Articles of Amendment”) attached hereto as Annex A-2 (the “Preferred C Proposed Amendment” and together with the Preferred B Proposed Amendment, the “Proposed Amendments”);

3.
Proposal 3 — A proposal to approve, in accordance with Rule 713(a) of the NYSE American Company Guide, our issuance of up to 15,500,000 shares of Common Stock and up to 2,107,629 warrants to purchase Common Stock in connection with the Exchange Offers; and

4.
Proposal 4 — A proposal to approve the adjournment of the Special Meeting to a later date or date(s), if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 and/or Proposal 3 above.

Proposal 4 will only be presented at the Special Meeting if there are not sufficient votes to approve Proposal 1, Proposal 2 and/or Proposal 3.
No matters, other than the proposals described in this Notice of Special Meeting, will be considered at the Special Meeting. A Proxy Statement describing the matters to be considered at the Special Meeting to which you will be entitled to vote is attached to this notice. The Board of Directors has fixed the close of business on July 14, 2022 as the record date (the “Record Date”) for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. If you wish to attend the Special Meeting, you must register in advance at http://www.viewproxy.com/ImpacCompanies/2022SM/htype.asp by 11:59 pm, Pacific Daylight Time, on August [•], 2022.
Stockholders may virtually attend the Special Meeting via live audio webcast by clicking the link provided in the email that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.
You are cordially invited to attend the Special Meeting virtually. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign the enclosed proxy card and return it in the enclosed postage paid envelope, or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote at the Special Meeting in the event you find it convenient to attend.
By order of the Board of Directors
Dated: [•], 2022	Joseph O. Joffrion, General Counsel
YOUR VOTE IS IMPORTANT
PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET AS INSTRUCTED ON THE PROXY CARD. YOUR VOTE IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE VIRTUALLY VIA THE INTERENT EVEN IF YOU RETURNED A PROXY.

IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612
PROXY STATEMENT
Special Meeting of Stockholders
August [•], 2022
This Proxy Statement, the proxy card, our Quarterly Report on Form 10-Q for the period ended March 31, 2022, and our Annual Report on Form 10-K for the year ended December 31, 2021 are also available to you at http://www.viewproxy.com/ImpacCompanies/2022SM/htype.asp.

EXPLANATORY NOTE
This proxy statement (this “Proxy Statement”) relates to the Special Meeting (the “Special Meeting”) of the holders of common stock, par value $0.01 per share (the “Common Stock”), of Impac Mortgage Holdings, Inc., a Maryland corporation (“we,” “our,” “us,” or the “Company”), in connection with the Company’s offers (the “Exchange Offers”) to exchange each outstanding share of its 9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Preferred B Stock”), and its 9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Preferred C Stock” and, together with the Preferred B Stock, the “Preferred Stock”), for certain cash, stock and warrant consideration described in this Proxy Statement and in our Registration Statement filed on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2022 (the “Registration Statement”). While you, as a holder of our Common Stock, will not be asked to approve the Exchange Offers, you will be asked to approve the proposals presented at the Special Meeting (the “Proposals”), each of which is described in detail in this Proxy Statement. Each of the Proposals must be approved as a condition to the closing of the Exchange Offers so your vote is very important.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Throughout this Proxy Statement, we make forward-looking statements that are subject to risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature:
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the impact of coronavirus (COVID-19) and various strains of pandemic disease;

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our business and investment strategy;

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our ability to complete the Exchange Offers and/or receive approval for the Proposed Amendments (as defined in this Proxy Statement) on the terms described herein and in our Registration Statement filed on Form S-4 filed with the SEC on July 15, 2022, which is referred to herein as the Registration Statement;

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our projected operating results;

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completion of any pending transactions;

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our ability to obtain future financing arrangements or restructure existing indebtedness;

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our understanding of our competition;

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market trends; and

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the impact of technology on our operations and business.

Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks. Additionally, the following factors could cause actual results to vary from our forward-looking statements:
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factors discussed herein under the sections titled “Risk Factors;”

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successful development, marketing, sale and financing of new and existing financial products;

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expansion of non-qualified mortgage (“NonQM”) loan originations and conventional and government-insured loan programs;

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local, national and international economic conditions, and geo-political events, including inflation, interest rate movement, and the impact of the COVID-19 pandemic on the economy and demand for our products;

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our ability to successfully diversify our loan products;

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our ability to successfully sell loans to third-party investors;

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volatility in the mortgage industry;

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our ability to retain key executives and employees;

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unexpected interest rate fluctuations and margin compression; performance of third-party sub-servicers;

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our ability to manage personnel expenses in relation to mortgage production levels;

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our ability to successfully use warehousing capacity and satisfy financial convenant requirements;

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increased competition in the mortgage lending industry by larger or more efficient companies;

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issues and system risks related to our technology;

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our ability to successfully create cost and product efficiencies through new technology;

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more than expected increases in default rates or loss severities and mortgage related losses;

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our ability to obtain additional financing through lending and repurchase facilities, debt or equity funding, strategic relationships or otherwise;

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our ability to maintain adequate cash flow and liquidity to manage our operations;

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the terms of any financing, whether debt or equity, that we do obtain and our expected use of proceeds from any financing;

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increase in loan repurchase requests and ability to adequately settle repurchase obligations;

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failure to create brand awareness;

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the outcome, including any settlements, of litigation or regulatory actions pending against us or other legal contingencies;

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our compliance with applicable local, state and federal laws and regulations;

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other general market and economic conditions; and

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success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Annual Report on Form 10-K for the year ended December 31, 2021, and particularly the discussion of risk factors within that document.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this Proxy Statement could cause our actual results and performance to differ significantly from those contained in our forward-looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. The extent to which COVID-19 impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Accordingly, we cannot guarantee future results or performance. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our views as of the date of this Proxy Statement. Furthermore, we do not intend to update any of our forward-looking statements after the date of this Proxy Statement to conform these statements to actual results and performance, except as may be required by applicable law.
For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the information provided in the documents incorporated by reference in this Proxy Statement and referred to under “How to Obtain Additional Information” and “Incorporation by Reference.”

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE EXCHANGE OFFERS AND THE CONSENT SOLICITATION
Q.
WHY DOES THIS PROXY STATEMENT INCLUDE DETAILED INFORMATION ABOUT THE EXCHANGE OFFERS AND THE CONSENT SOLICITATION WHEN COMMON STOCKHOLDERS CANNOT PARTICIPATE IN ANY OF THESE TRANSACTIONS?

A:
As a holder of Common Stock, you will not be asked to consent to the Exchange Offers, nor will you be able to participate in the Exchange Offers, except to the extent that you also hold Preferred Stock. However, the Exchange Offers are conditioned on the holders of our Common Stock approving (i) the Articles of Amendment (the “Preferred B Articles of Amendment”) attached hereto as Annex A-1 (the “Preferred B Proposed Amendment”) (such proposal referred to herein as “Proposal 1” or the “Preferred B Charter Amendment Proposal”), and (ii) the Articles of Amendment (the “Preferred C Articles of Amendment”) attached hereto as Annex A-2 (the “Preferred C Proposed Amendment,” and together with the Preferred B Proposed Amendment, the “Proposed Amendments”) (such proposal referred to herein as “Proposal 2” or the “Preferred C Charter Amendment Proposal”). In addition, because the Exchange Offers will involve the issuance of up to 15,500,000 shares of Common Stock and up to 2,107,629 warrants to purchase Common Stock if the transactions close, which would be in excess of 20% of our outstanding Common Stock, in accordance with the rules of the NYSE American, we are required to obtain stockholder approval prior to the issuance of Common Stock in connection with the Exchange Offers (“Proposal 3” or the “Stock Issuance Proposal”). Rule 713(a) of the NYSE American Company Guide requires stockholder approval if the issuance of Common Stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of the Common Stock outstanding before the issuance, or when the issuance of Common Stock is equal to or more than 20% of presently outstanding Common Stock for less than the greater of book or market value of the stock. The exact number of shares of Common Stock to be issued in the Exchange Offers will depend on the aggregate amount of shares of Preferred Stock tendered in the Exchange Offers in exchange for the Common Stock Portions (as defined below) and any further amendments to the Exchange Offers. We intend to redeem any remaining outstanding shares of Preferred Stock from holders which who do not participate in the Exchange Offers no earlier than eleven (11) business days after closing of the Exchange Offers and as soon as practicable thereafter for the same consideration which is provided to holders participating in the Exchange Offers. As a holder of Common Stock, you are entitled to vote on Proposal 1, Proposal 2, and Proposal 3. To ensure that you have the necessary information to make an informed decision when voting on these Proposals, and because of relevant rules of the SEC that entitle you to receive certain information regarding the Proposals, we are providing you with the information contained in this Proxy Statement regarding the Exchange Offers and the consent solicitation (the “Consent Solicitation”) seeking consents from the holders of each series of Preferred Stock (the “Preferred Holders”), on a series by series basis, for the amendments included in the Articles of Amendment effecting the Proposed Amendments. In addition, if necessary, you, as a holder of our Common Stock, will be presented with a proposal (“Proposal 4” or the “Adjournment Proposal”) to approve the adjournment of the Special Meeting to a later date or date(s) to permit the further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3.

Q.
WHY IS THE COMPANY OFFERING TO EXCHANGE THE PREFERRED STOCK?

A:
The Exchange Offers are part of our proposed recapitalization to improve our capital structure in light of the Company’s large and growing financial obligation to holders of its Preferred B Stock and the liquidation preference of holders of the Preferred B Stock and the Preferred C Stock, which the Company believes impede its growth and reduce strategic opportunities available to it. The Preferred B Stock bears an annual cumulative dividend equivalent to 9.375% of its liquidation preference of $25.00 per share, and the Preferred C Stock bears a noncumulative annual dividend equivalent to 9.125% of its liquidation preference of $25.00 per share. In addition, each of the Preferred B Stock and Preferred C Stock has a liquidation preference of $25.00 per share plus, in the case of the Preferred B Stock, accumulated and unpaid dividends. As a result, as of March 31, 2022, the Company has cumulative undeclared dividends in arrears of approximately $19.5 million, or approximately $29.30 per outstanding share of Preferred B Stock, thereby increasing the liquidation value of the Preferred B Stock to approximately $54.30 per share. Every quarter, the amount of cumulative undeclared dividends in arrears increases by $0.5859 per share of Preferred B Stock, or approximately $390,000 in the aggregate.
We have not paid dividends on any series of Preferred Stock since 2008, and we do not expect to pay dividends on any series of Preferred Stock for the foreseeable future. Further, as of March 31, 2022, the aggregate liquidation value of all series of Preferred Stock, including the accumulated and unpaid dividends on the Preferred B Stock, is approximately $71.3 million, which amount increases by approximately $390,000 in the aggregate every quarter, compared to the aggregate market value of all series of Preferred Stock of $[•] based on the last reported sales prices of each series of Preferred Stock on [•], 2022. All accumulated and unpaid dividends on our Preferred B Stock must be paid prior to any payments of dividends or other distributions on our Common Stock. The proposed recapitalization would have the result of removing this dividend priority and eliminating the Preferred Stock (including all accumulated and unpaid dividends) for shares that are tendered in the Exchange Offers and, for any remaining shares of Preferred Stock which are not tendered in the Exchange Offers, upon redemption of such shares, which we intend to complete no sooner than eleven (11) business days after the closing of the Exchange Offers and as soon as practicable thereafter. If the Exchange Offers are consummated, assuming all shares of Preferred Stock participate, approximately $19.5 million in accumulated and unpaid dividends on the Preferred B Stock (through March 31, 2022) will not be paid, no further dividends on the Preferred Stock will accumulate or be paid, and the Preferred Stock will be eliminated, including its liquidation preferences. Consummation of the Exchange Offer for the Preferred B Stock will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al v. Impac Mortgage Holdings, Inc., et al. relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the Articles Supplementary setting forth the terms of the Preferred B Stock (the “2004 Preferred B Articles Supplementary”). While we expect to issue shares of the 8.25% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “New Preferred Stock”) in lieu of cash as part of the Exchange Offers on the terms described herein and in our Registration Statement on Form S-4, the dividend rate and liquidation preference of such New Preferred Stock will be substantially less than the dividend rate and liquidation preferences of our Preferred B Stock and Preferred C Stock as further described herein. We believe that the lower dividend rate and liquidation preference will improve our prospects for alternative financing arrangements because it will reduce the preferential amounts payable in the event there were a liquidation of the Company. See “Description of Securities — Common Stock,” “Description of Securities — New Preferred Stock,” and “Comparison of Rights Between the Preferred Stock, the New Preferred Stock and the Common Stock.”
Q:
WHY IS THE COMPANY CALLING A SPECIAL MEETING?

A:
The board of directors of the Company (the “Board of Directors” or the “Board”) is calling this Special Meeting in connection with the Exchange Offers. The Board of Directors is seeking approval of the holders of our Common Stock of the Proposed Amendments and the issuance of up to 15,500,000 shares of our Common Stock and up to 2,107,629 warrants to purchase Common Stock in connection with the Exchange Offers. The approvals of Proposal 1, Proposal 2, and Proposal 3 by the requisite vote of the holders of our Common Stock as required by Maryland law, our Charter, our bylaws (the “Bylaws”) and the rules of the NYSE American is a condition to the closing of the Exchange Offers for each series of Preferred Stock. Proposal 4, if adopted, will allow our Board of Directors to adjourn the Special Meeting to a later date or date(s) to permit further solicitation of proxies. Proposal 4 will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the other Proposals. Proposal 1 and Proposal 2 must be approved by holders of shares of Common Stock entitled to cast a majority of all of the votes entitled to be cast on such proposal. Assuming a quorum is present, the affirmative vote of a majority of the votes cast on Proposal 3 and, if necessary, Proposal 4, is required to approve Proposal 3 and, if necessary, Proposal 4, respectively.

The following is a summary of the Proposed Amendments and is qualified in its entirety by reference to our charter (as amended and as currently in effect, the “Charter”) and the amended text of the affected provisions of our Charter reflecting the Proposed Amendments, set forth in Annex A-1 and Annex A-2. The Proposed Amendments, if approved by our stockholders, would:
1.
permit the closing of the Exchange Offers without payment of, or allowance for, any accrued and unpaid dividends on any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the completion of the Exchange Offers), including the authorization, classification and issuance of the New Preferred Stock without a separate vote of the holders of Preferred B Stock or Preferred C Stock, as the case may be;

2.
make all shares of Preferred B Stock that remain outstanding after the Exchange Offer closes redeemable by the Company in whole, and not in part, into the same consideration that holders of Preferred B Stock that participate in the Exchange Offer received (subject to reduction or partial escrow as described below in connection with the Plaintiff B Class Motion (as hereinafter defined)), which is equal to (a) $5.00 in cash or, if payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions, as defined and described below, fifty (50) shares of New Preferred Stock, whichever is paid in the Exchange Offer, and (b) twenty (20) shares of Common Stock (collectively, the “Preferred B Remainder Consideration”), by the date that is two (2) years after the date on which the Preferred B Articles of Amendment are accepted for filing by the Maryland State Department of Assessments and Taxation of Maryland (the “SDAT”) (such acceptance date, the “Preferred B Amendment Effective Date”);

3.
make all shares of Preferred C Stock that remain outstanding after the Exchange Offer closes redeemable by the Company in whole, and not in part, into the same consideration offered to the holders of Preferred C Stock that participate in the Exchange Offer received, which is equal to (a) $0.10 in cash or, if payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions, one (1) share of New Preferred Stock, whichever is paid in the Exchange Offer, (b) 1.25 shares of the Company’s Common Stock and (c) 1.5 warrants to purchase 1.5 shares of the Company’s Common Stock, subject to adjustment as described below to prevent the issuance of any fractional shares or warrants (collectively, the “Preferred C Remainder Consideration” and together with the Preferred B Remainder Consideration, the “Preferred Stock Remainder Consideration”) by the date that is two (2) years after the date on which the Preferred C Articles of Amendment are accepted for filing by the SDAT (such acceptance date, the “Preferred C Amendment Effective Date,” and together with the Preferred B Amendment Effective Date, the “Amendment Effective Dates”); and

4.
if the Company has not exercised its right to redeem the Preferred B Stock or Preferred C Stock by the date that is sixty-five (65) days after the applicable Amendment Effective Date, as the case may be, require the Company, upon request of any holder of Preferred B Stock or Preferred C Stock within two (2) years after the applicable Amendment Effective Date, to redeem all of the outstanding shares of such series of Preferred Stock for the applicable Preferred Stock Remainder Consideration on the date fixed by the Company within ninety (90) days of such request, subject to any delay required by the Company to comply with applicable Maryland law relating to limitations on payment of the Preferred Stock Remainder Consideration. We refer to any such redemption as contemplated by the Proposed Amendments as a “Special Redemption”). If any shares of Preferred B Stock or Preferred C Stock (not otherwise participating in the Exchange Offers) have still not been redeemed by the second (2nd) anniversary of the Amendment Effective Date, such shares will remain outstanding with all of their current rights, preferences and privileges.

A violation of the “Cash Consideration Restrictions” will occur if the occurrence of an action would cause (i) us to violate the restrictions on payment of distributions to stockholders under section 2-311 of the Maryland General Corporation Law, or the “MGCL,” (ii) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (iii) us to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency.

Under section 2-311 of the MGCL, a Maryland corporation generally cannot make any type of distribution to its stockholders, including a redemption or repurchase of stock in exchange for cash, other assets or indebtedness of the corporation, if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or if the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless its charter permits otherwise (which our Charter does not), the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Notwithstanding this restriction, a Maryland corporation may make a distribution from: (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for its preceding eight fiscal quarters even if, after such distribution, the corporation’s total assets would be less than its total liabilities, if, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of its business. Although a final determination will be made by the Board of Directors upon the expiration of the Exchange Offers, we currently anticipate that, at the time of closing of the Exchange Offers, the payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions and that we will issue shares of New Preferred Stock in lieu of cash in the Exchange Offers and upon Special Redemption of any shares of Preferred Stock.
The Preferred B Consideration as hereinafter defined, payable to holders of Preferred B Stock that participate in the Exchange Offer and the Preferred B Remainder Consideration is subject to reduction and/or partial escrow in connection with the Plaintiff B Class Motion, as described below. No fractional shares of Common Stock or New Preferred Stock will be issued in the Exchange Offers or upon any Special Redemption of Preferred Stock. In lieu of any fractional share of Common Stock or New Preferred Stock to be issued in the Exchange Offers or upon any Special Redemption of Preferred Stock, any fraction of a share of Common Stock or New Preferred Stock will be rounded up to the next whole share of Common Stock or New Preferred Stock, as applicable. No fractional warrants will be issued in the Exchange Offer or upon Special Redemption of any Preferred C Stock. If a holder of Preferred C Stock would be entitled to receive a fractional warrant in the Exchange Offer or upon any Special Redemption of any Preferred C Stock, the Company will round the warrant down to the nearest whole number of warrants to be issued.
Motions for class certification are pending before the Circuit Court of Baltimore City in connection with the pending motion for attorney’s fees and costs in the Curtis J. Timm, et al. v. Impac Mortgage Holdings, Inc., et al. litigation (the “Plaintiff B Class Motion”). If granted, we believe that class counsel will request a court award of attorney’s fees and costs, a portion of which may be payable from the Preferred B Consideration and the Preferred B Remainder Consideration. If such a motion is granted in full before the closing of the Exchange Offers, payment of the attorney’s fees and costs awarded may reduce the Preferred B Consideration and the Preferred B Remainder Consideration by the pro rata per-share amount of such award. If such a motion has been filed but has not been decided before the closing of the Exchange Offers, we may pay the portion of the Preferred B Consideration and the Preferred B Remainder Consideration sought pursuant to such motion into an escrow account. Once all claims relating to such motion have been determined, we will direct the escrow agent to pay such attorney’s fees or other awards directly to the recipients thereof as determined by the court and, following such payment, to distribute any remaining funds in the escrow account to the holders of Preferred B Stock who participated in the Exchange Offer or whose shares have been redeemed pursuant to the Special Redemption of the Preferred B Stock.
Holders of shares of Preferred Stock exchanged in the Exchange Offers will receive only the applicable Preferred Stock Consideration, as hereinafter defined (including, in the case of the Preferred B Consideration, subject to reduction and/or partial escrow in connection with the Plaintiff B Class Motion as described above). We will have no obligation to pay or make allowance for, and we will not make any other payment of or allowance for, the liquidation preference of, or any accrued and unpaid dividends on, any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the Exchange Offers) in connection with the repurchase of any shares of Preferred Stock pursuant to the Exchange Offers. The repurchase of the Preferred B Stock as contemplated by the Exchange Offers will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al, relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary.
If the holders of 66 2∕3% of the outstanding shares of each series of Preferred Stock have consented to the Exchange Offers and the Proposed Amendments and the holders of our Common Stock approve Proposal 1, Proposal 2, and Proposal 3 as required by Maryland law, our Charter, our Bylaws and the rules of the NYSE American at the Special Meeting, we will file the Preferred B Articles of Amendment and the Preferred C Articles of Amendment with the SDAT to effect the Proposed Amendments promptly after the expiration of the Exchange Offers. The Company intends to complete the Special Redemption of any shares of Preferred B Stock and Preferred C Stock that remain outstanding after completion of the Exchange Offers no sooner than eleven (11) business days after the closing of the Exchange Offer relating to any such series of Preferred Stock and as soon as practicable thereafter.
For additional information regarding the Consent Solicitation, see “The Exchange Offers and the Consent Solicitation — Consent Solicitation Provisions.” We urge you to review these sections closely.
Q:
WHEN DOES THE COMPANY EXPECT TO COMPLETE THE EXCHANGE OFFERS?

A:
We expect to complete the Exchange Offers at the end of the third quarter or beginning of the fourth quarter of 2022.

Q:
WHAT IF ANY OR ALL OF THE PROPOSALS DO NOT PASS?

A:
If any or all of Proposal 1, Proposal 2 and/or Proposal 3 are not approved by holders of our Common Stock, the Exchange Offers will not close and the Charter will not be amended to reflect the Proposed Amendments. Furthermore, if Proposal 4 is not presented and is not approved by our stockholders, our Board of Directors may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the other Proposals. In that case, the accumulated and unpaid dividends on the Preferred B Stock would not be eliminated and will be payable to the applicable Preferred Holders when, as and if declared by our Board of Directors. Further, dividends on such Preferred B Stock will continue to accumulate until declared and paid and the Preferred Stock would not be eliminated. See our answer to “Why is the Company proposing to recapitalize the Preferred Stock?” above.

We believe that there could be significant adverse consequences to the Company if the contemplated Exchange Offers and the related Special Redemptions of our Preferred B Stock and Preferred C Stock are not successfully completed. If the required approvals from holders of both the Preferred B Stock and Preferred C Stock, as well as the holders of our Common Stock, are not received, and/or we are not able to otherwise complete the Exchange Offers and the related Special Redemptions, then we may not be able to meet our financial or business objectives. In light of the continuing turmoil in the mortgage market and rising interest rates, our ability to continue our operations is dependent upon our ability to raise capital, successfully implement our strategic initiatives and engage in operations that contribute sufficient additional cash flow to enable us to meet our current and future expenses. Our future financial performance and success are dependent in large part upon our ability to implement our contemplated strategies successfully. Our ability to raise future capital may be dependent on third parties who, in the past, have either been hesitant to lend or invest in the Company due to the capital structure of the Company, including the Preferred B Stock and Preferred C Stock, or have offered terms which our Board of Directors has determined are not in our best interests. To the extent the Exchange Offers and the related Special Redemptions are not successful in eliminating our outstanding Preferred Stock, we may be unable to raise the additional capital required to permit us to implement our strategic initiatives and continue our operations as planned, thereby requiring us to further reduce our operating costs and expenses so that our income can cover those costs and expenses.
If we are not able to complete the Exchange Offers and the related Special Redemptions and improve our near-term liquidity, we also will need to consider other restructuring alternatives available to us at that time. Those alternatives may include, but are not limited to, (i) the transfer of certain of our assets to our lenders to fulfill our obligations, (ii) the sale of profitable assets or of the Company, (iii)  a distribution of profitable assets, (iv) alternative offers to exchange our outstanding securities and debt obligations, (v) the incurrence of additional debt, (vi) obtaining additional equity capital on terms that may be onerous or highly dilutive, and/or (vii) joint ventures.
In addition, the holders of our outstanding $15 million in convertible promissory notes (the “Convertible Debt”) have extended the maturity date of the Convertible Debt until May 9, 2025 (with three principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), conditioned on our completion of the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt be due on November 9, 2022, which also could have a material adverse effect on our business and financial position.
For a more complete description of the risks relating to our failure to complete the Exchange Offers, see “Risk Factors.”
Q:
WHAT IF YOU DO NOT VOTE?

A:
If you do not vote on Proposal 1 or Proposal 2, that will have the same effect as a vote “AGAINST” Proposal 1 or Proposal 2, respectively. Assuming a quorum is present, your failure to vote on Proposal 3 and, if presented, Proposal 4, will have no effect on the outcome of Proposal 3 and Proposal 4, respectively. Proposal 1 and Proposal 2 must be approved by holders of shares of Common Stock entitled to cast a majority of all of the votes entitled to be cast at the Special Meeting. Assuming a quorum is present, Proposal 3 and, if presented, Proposal 4, must be approved by the affirmative vote of a majority of the votes cast on such proposal.

Even if the Preferred Holders consent to the Proposed Amendments through the Consent Solicitation, Proposal 1, Proposal 2 and Proposal 3 must be approved by the holders of Common Stock at the Special Meeting to complete the Exchange Offers.
Q:
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:
The Board of Directors recommends that the holders of Common Stock vote “FOR” each of the Proposals.

Q:
DO I HAVE ANY APPRAISAL RIGHTS IN CONNECTION WITH THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?

A:
No. You will not have appraisal rights, rights of an objecting stockholder, or any contract right to petition for fair value, with respect to any matter to be acted upon at the Special Meeting. We will not independently provide such a right.

Q:
WHICH PROPOSALS WILL I BE ENTITLED TO VOTE ON AS A HOLDER OF COMMON STOCK?

A:
As a holder of Common Stock, you will be entitled to vote on all business properly brought before the Special Meeting, including Proposal 1 (to approve the Preferred B Proposed Amendment), Proposal 2 (to approve the Preferred C Proposed Amendment), and Proposal 3 (to approve the issuance of up to 15,500,000 shares of our Common Stock and up to 2,107,629 warrants to purchase Common Stock) and, if presented, Proposal 4 (to approve the adjournment of the Special Meeting to a later date or date(s) to permit further solicitation of proxies).

Q:
WHO CAN I CONTACT TO REQUEST ANOTHER COPY OF THE PROXY STATEMENT?

A:
You can contact the Company to request another copy of the Proxy Statement at:

Impac Mortgage Holdings, Inc.
19500 Jamboree Road,
Irvine, California 92612
Attention: Justin R. Moisio, Corporate Secretary
Phone: (949) 475-3600
Email: justin.moisio@impacmail.com
Q:
WHO CAN I CONTACT WITH QUESTIONS ABOUT THE SPECIAL MEETING?

A:
You can contact the Company, at:

Impac Mortgage Holdings, Inc.
19500 Jamboree Road,
Irvine, California 92612
Attention: Justin R. Moisio, Corporate Secretary
Phone: (949) 475-3600
Email: justin.moisio@impacmail.com

SUMMARY OF THE EXCHANGE OFFERS AND THE CONSENT SOLICITATION
This summary highlights the material information contained in this Proxy Statement, but may not include all of the information that you, as a holder of Common Stock, would like to know. To fully understand the Exchange Offers and the Consent Solicitation, and for a more complete description of the legal terms of the Exchange Offers and the Consent Solicitation, you should carefully read this entire document, including the other documents we refer to in this document.
The Company
Impac Mortgage Holdings, Inc.
The Address and Phone Number of the Company’s Principal Executive Offices
19500 Jamboree Road
Irvine, California 92612
(949) 475-3600
The Company’s Business
The Company was founded in 1995 and is an established nationwide independent residential mortgage lender which originates, sells and services residential mortgage loans. We originate non-qualified mortgages (“NonQM”), conventional mortgage loans, which are intended to be eligible for sale to U.S. government-sponsored enterprises, (“GSEs”), including the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) (conventional loans), and government-insured mortgage loans eligible for government securities issued through the Government National Mortgage Association (Ginnie Mae or government loans).
Preferred Stock Subject to the Exchange Offers and the Consent Solicitation
All of the outstanding shares of Preferred B Stock and Preferred C Stock are subject to the Exchange Offers and are entitled to vote in the Consent Solicitation.
Exchange Offers
We are offering to exchange each outstanding share of the following series of Preferred Stock for the consideration identified below subject to the conditions set forth herein:
Security	Cash/New Preferred Stock Per Share	Common Securities Per Share
Preferred B Stock	$5.00 in cash or, if payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions described below, fifty (50) shares of New Preferred Stock, (the “Preferred B Cash/New Preferred Stock Portion”), subject to reduction and/or partial escrow and as more fully described below.	Twenty (20) shares of the Company’s Common Stock (the “Preferred B Common Stock Portion, and together with the Preferred B Cash/New Preferred Stock Portion, the “Preferred B Consideration”) subject to reduction and/or partial escrow and as more fully described below.

Security	Cash/New Preferred Stock Per Share	Common Securities Per Share
Preferred C Stock	$0.10 in cash or, if payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions described below, one (1) shares of New Preferred Stock (the “Preferred C Cash/New Preferred Stock Portion”).	1.25 shares of Common Stock and 1.5 warrants to purchase 1.5 shares of Common Stock at an exercise price of $5.00 per share (collectively, the “Preferred C Common Stock Portion,” and together with the Preferred C Cash/New Preferred Stock Portion, the “Preferred C Consideration”), as more fully described below.
As used herein, the Preferred B Common Stock Portion and the Preferred C Common Stock Portion are collectively referred to as the “Common Stock Portions,” and the Preferred B Cash/New Preferred Stock Portion and Preferred C Cash/New Preferred Stock Portion are collectively referred to as the “Cash/New Preferred Stock Portions.” The Common Stock Portions and the Cash/New Preferred Stock Portions are collectively referred to herein as the “Preferred Stock Consideration.”
A violation of the Cash Consideration Restrictions will occur if the occurrence of an action would cause (i) us to violate the restrictions on payment of distributions to stockholders under section 2-311 of the MGCL (ii) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (iii) us to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency. Although a final determination will be made by the Board of Directors upon the expiration of the Exchange Offers, we currently anticipate that, at the time of closing of the Exchange Offers, the payment of cash consideration in the Exchange Offers would cause us to violate the Cash Consideration Restrictions and that we will issue shares of New Preferred Stock in lieu of cash in the Exchange Offers.
Motions for class certification are pending before the Circuit Court of Baltimore City in the Plaintiff B Class Motion. If granted, we believe that class counsel will request a court award of attorney’s fees and costs, a portion of which may be payable from the Preferred B Consideration and the Preferred B Remainder Consideration. If such a motion is granted in full before the closing of the Exchange Offers, payment of the attorney’s fees and costs awarded may reduce the Preferred B Consideration and the Preferred B Remainder Consideration by the pro rata per-share amount of such award. If such a motion has been filed but has not been decided before the closing of the Exchange Offers, we may pay the portion of the

Preferred B Consideration and the Preferred B Remainder Consideration sought pursuant to such motion into an escrow account. Once all claims relating to such motion have been determined, we will direct the escrow agent to pay such attorney’s fees or other awards directly to the recipients thereof as determined by the court and, following such payment, to distribute any remaining funds in the escrow account to the holders of Preferred B Stock who participated in the Exchange Offer or whose shares have been redeemed pursuant to the Special Redemption of the Preferred B Stock.
No fractional shares of Common Stock or New Preferred Stock will be issued in the Exchange Offers. In lieu of any fractional share of Common Stock or New Preferred Stock to be issued in the Exchange Offers, any fraction of a share of Common Stock or New Preferred Stock will be rounded up to the next whole share of Common Stock or New Preferred Stock, as applicable. No fractional warrants will be issued in the Exchange Offer. If a holder of Preferred C Stock would be entitled to receive a fractional warrant in the Exchange Offer, the Company will round the warrant down to the nearest whole number of warrants to be issued.
Holders of shares of Preferred Stock exchanged in the Exchange Offers will receive only the applicable Preferred Stock Consideration (including, in the case of the Preferred B Consideration, subject to reduction and/or partial escrow in connection with the Plaintiff B Class Motion as described above). We will have no obligation to pay or make allowance for, and will not make any other payment or allowance for, the liquidation preference of, or any accrued and unpaid dividends on, any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the Exchange Offer) in connection with the repurchase of any shares of Preferred Stock pursuant to the Exchange Offers. The repurchase of Preferred B Stock as contemplated by the Exchange Offers will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v. Impac Mortgage Holdings, Inc., et al, relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary.
See “The Exchange Offers and the Consent Solicitation — General.”
Common Stock Outstanding Before the Exchange Offers
As of the close of business on July 14, 2022 (the “Record Date”), the Company had 21,500,935 shares of Common Stock outstanding.
Common Stock Outstanding After the Exchange Offers
Assuming that 100% of the shares of Preferred Stock are accepted for exchange in the Exchange Offers, we will issue approximately 15,068,198 shares of our Common Stock and warrants to purchase an additional 2,107,629 shares of our Common Stock, subject to adjustment described herein.
Warrants Outstanding After the Exchange Offers
Warrants to purchase approximately 2,107,629 shares of our Common Stock.

New Preferred Stock Outstanding After the Exchange Offers
Assuming that 100% of the shares of Preferred Stock are accepted for exchange in the Exchange Offers and paying cash would cause us to violate the Cash Consideration Restrictions, we will issue approximately 34,684,686 shares of New Preferred Stock, subject to adjustment as described herein.
Outstanding Shares of Preferred Stock Prior to the Exchange Offers
Preferred B Stock: 665,592 shares
Preferred C Stock: 1,405,086 shares
Consent Solicitation
As part of the Exchange Offers, we are soliciting consent from the holders of each series of Preferred Stock to the Exchange Offer and the Proposed Amendment applicable to that series of Preferred Stock. Consent to the Exchange Offers and the Proposed Amendments applicable to a series of Preferred Stock must be received from holders of at least 66 2∕3% of the outstanding shares of both series of Preferred Stock. We will only file the Proposed Amendments if the requisite consents from the holders of both series of Preferred Stock (and the holders of our Common Stock) have been received. The Proposed Amendments and the issuance of Common Stock in the Exchange Offers, which will constitute more than 20% of the outstanding shares of the Company’s Common Stock, must also be approved by holders of our Common Stock as required by Maryland law, our Charter, our Bylaws and the rules of the NYSE American. We are holding the Special Meeting to obtain the approval of the Proposed Amendments and the issuance of Common Stock and warrants in the Exchange Offers by the holders of our Common Stock. Approval of the Proposed Amendments by holders of our Common Stock requires the affirmative vote of a majority of the votes entitled to be cast on the matter at the Special Meeting. Approval of the issuance of shares of Common Stock in the Exchange Offers at the Special Meeting requires a majority of the votes cast on the Stock Issuance Proposal at the Special Meeting.
The following is a summary of the Proposed Amendments and is qualified in its entirety by reference to the Charter and the amended text of the affected provisions of our Charter reflecting the Preferred B Articles of Amendment and the Preferred C Articles of Amendment, set forth in Annex A-1 and Annex A-2, respectively. The Proposed Amendments, if approved by our stockholders, would:
1.
permit the closing of the Exchange Offers without payment of, or allowance for, any accrued and unpaid dividends on any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the completion of the Exchange Offers), including the authorization, classification and issuance of the New Preferred Stock without a separate vote of the holders of Preferred B Stock or Preferred C Stock, as the case may be;

2.
make all shares of Preferred B Stock that remain outstanding after the Exchange Offer closes redeemable by the Company in whole, and not in part, into the

Preferred B Remainder Consideration, which is equal to (a) $5.00 in cash or, if payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions, fifty (50) shares of New Preferred Stock, and (b) twenty (20) shares of Common Stock (subject to reduction and/or partial escrow as described below in connection with the Plaintiff B Class Motion), by the date that is two (2) years after the Preferred B Amendment Effective Date;
3.
make all shares of Preferred C Stock that remain outstanding after the Exchange Offer closes redeemable by the Company in whole, and not in part, into the Preferred C Remainder Consideration, which is equal to (a) $0.10 in cash or, if payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions, one (1) share of New Preferred Stock, (b) 1.25 shares of Common Stock, and (c) 1.5 warrants to purchase 1.5 shares of Common Stock, subject to adjustment as described below to prevent the issuance of any fractional shares or warrants by the date that is two (2) years after the Preferred C Amendment Effective Date; and

4.
if the Company has not exercised its right to redeem the Preferred B Stock or Preferred C Stock by the date that is sixty-five (65) days after the applicable Amendment Effective Date, as the case may be, require the Company, upon request of any holder of Preferred B Stock or Preferred C Stock within two (2) years after the applicable Amendment Effective Date, to redeem all of the outstanding shares of such series of Preferred Stock for the applicable Preferred Stock Remainder Consideration on the date fixed by the Company within ninety (90) days of such request, subject to any delay required by the Company to comply with applicable Maryland law relating to limitations on payment of the Preferred Stock Remainder Consideration. We refer to any such redemption as contemplated by the Proposed Amendments as the Special Redemption). If any shares of Preferred B Stock or Preferred C Stock (not otherwise participating in the Exchange Offers) have still not been redeemed by the second (2nd) anniversary of the Amendment Effective Date, such shares will remain outstanding with all of their current rights, preferences and privileges.

Motions for class certification are pending before the Circuit Court of Baltimore City in the Plaintiff B Class Motion. If granted, we believe that class counsel will request a court award of attorney’s fees and costs, a portion of which may be payable from the Preferred B Consideration and the Preferred B Remainder Consideration. If such a motion is granted in full before the closing of the Exchange Offers, payment of the attorney’s fees and costs awarded may reduce the Preferred B Consideration and the Preferred B Remainder Consideration by the pro rata per-share amount of such award. If such a motion has been filed but has not been decided before the closing of the Exchange Offers, we may pay the portion of the

Preferred B Consideration and Preferred B Remainder Consideration sought pursuant to such motion into an escrow account. Once all claims relating to such motion have been determined, we will direct the escrow agent to pay such attorney’s fees or other awards directly to the recipients thereof as determined by the court and, following such payment, to distribute any remaining funds in the escrow account to the holders of Preferred B Preferred Stock who participated in the Exchange Offer or whose shares have been redeemed pursuant to the Special Redemption of the Preferred B Stock.
No fractional shares of Common Stock or New Preferred Stock will be issued upon Special Redemption of any shares of Preferred Stock. In lieu of any fractional share of Common Stock or New Preferred Stock to be issued upon Special Redemption of any shares of Preferred Stock, any fraction of a share of Common Stock or New Preferred Stock will be rounded up to the next whole share of Common Stock or New Preferred Stock, as applicable. No fractional warrants will be issued upon the Special Redemption of any shares of Preferred C Stock. If a holder of Preferred C Stock would be entitled to receive a fractional warrant upon the Special Redemption of any shares of Preferred C Stock, the Company will round the warrant down to the nearest whole number of warrants to be issued.
Holders of shares of Preferred Stock redeemed pursuant to the Special Redemption will receive only the applicable Preferred Stock Remainder Consideration (including, in the case of the Preferred B Remainder Consideration, subject to reduction and/or partial escrow in connection with the Plaintiff B Class Motion as described above). We will have no obligation to pay or make allowance for, and we will not make any payment of or allowance for, the liquidation preference of, or any accrued and unpaid dividends on, any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the completion of the Exchange Offers) in connection with the repurchase of any shares of Preferred Stock in the Exchange Offers or the Special Redemption of any shares of Preferred Stock. The Special Redemption of the Preferred B Stock will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v. Impac Mortgage Holdings, Inc., et al, relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary.
If the holders of 66 2∕3% of the outstanding shares of each series of Preferred Stock have consented to the Proposed Amendments and the holders of Common Stock approve the Proposed Amendments and the Stock Issuance Proposal at the Special Meeting in accordance with Maryland law, our Charter, our Bylaws and the rules of the NYSE American, we will file the Preferred B Articles of Amendment and the Preferred C Articles of Amendment with the SDAT to effect the Proposed Amendments promptly after the expiration of the Exchange Offers. The Company intends to complete the Special Redemption of any shares of Preferred B Stock and Preferred C

Stock that remain outstanding after completion of the Exchange Offers no sooner than eleven (11) business days after the closing of the Exchange Offer relating to any such series of Preferred Stock and as soon as practicable thereafter.
For additional information regarding the Consent Solicitation, see “The Exchange Offers and the Consent Solicitation — Consent Solicitation Provisions.”
Reasons for the Exchange
Offers
The Exchange Offers are being conducted in order to improve our capital structure and eliminate our large and growing financial obligation to holders of our Preferred B Stock and the liquidation preference of the Preferred Holders, which we believe impede the growth and reduce strategic opportunities available to us.
Offer Consideration
The total consideration offered in the aggregate to all series of Preferred Stock, which we refer to herein as the Preferred Stock Consideration, is approximately (i) $3,468,469 in cash (including any amounts paid or escrowed in connection with the Plaintiff B Class Motion) or approximately 34,684,690 shares of New Preferred Stock with an aggregate liquidation preference of $3,468,469 (exclusive of accumulated dividends) if paying cash would cause us to violate the Cash Consideration Restrictions; (ii) 15,068,198 newly issued shares of Common Stock (subject to adjustment and/or partial escrow in the case of the Preferred B Stock); and (iii) for the holders of Preferred C Stock, warrants to purchase an additional 2,107,629 shares of Common Stock at a purchase price of $5.00 per share of Common Stock, in each case subject to adjustment for fractional shares.
Trading and Related Matters
We intend to list the Common Stock on the NYSE American. Neither the New Preferred Stock nor the warrants will be listed on any exchange and there will be no active secondary market for such securities.
Differences in Rights of Our Common Stock, Preferred Stock and New Preferred
Stock
The Preferred Stock, New Preferred Stock and Common Stock have different rights. For more information about these differences, see “The Exchange Offers and the Consent Solicitation — Comparison of Rights Between the Preferred Stock, the New Preferred Stock and the Common Stock.”
Terms of the New Preferred
Stock
If we issue New Preferred Stock in lieu of cash as a component of the Preferred Stock Consideration, the New Preferred Stock will (w) rank senior to the Preferred B Stock and Preferred C Stock as to dividends and upon liquidation, (x) be non-participating and bear cumulative cash dividends from and including the original issue date at a fixed rate equal to 8.25% per annum, (y) bear a liquidation preference of $0.10 per share, and (z) be mandatorily redeemable by us on (A) the sixtieth (60th) day, or such earlier date we may fix, after the date of any public announcement by us of annual or quarterly financial statements that indicate that payment of the redemption price would not cause us to violate the restrictions on payment of distributions to stockholders under section 2-311 of the

MGCL unless, before such redemption date, our Board of Directors determines in good faith that our payment of the redemption price for the New Preferred Stock and for any stock ranking on parity with the New Preferred Stock with respect to redemption and which have become redeemable as of the applicable redemption date would cause us to violate the Cash Consideration Restrictions or (B) any date we fix not more than sixty (60) days after any determination by our Board of Directors (which the Board, or a committee thereof, is obligated to undertake after the release of annual and quarterly financial statements and upon any capital raise) in good faith that our payment of the redemption price for the New Preferred Stock and any stock ranking on parity with the New Preferred Stock with respect to redemption rights have been conferred as of such redemption date would not cause us to violate the Cash Consideration Restrictions. The New Preferred Stock will not be listed on any exchange. See “Description of Securities — New Preferred Stock.”
Terms of the Warrants
Each warrant will be exercisable at an exercise price of $5.00 per share of Common Stock beginning three (3) years from date of consummation of the Exchange Offer for the Preferred C Stock.
The warrants will expire at 5:00 p.m., New York City time ten (10) years after the date of consummation of the Exchange Offer for the Preferred C Stock. Warrants may be exercised only for a whole number of shares of Common Stock. We are not under any obligation to register the Common Stock issuable upon exercise of the warrants. If the Common Stock issuable upon exercise of the warrants is not registered at the time of exercise, holders of the warrants will be required to exercise the warrants on a “cashless basis,” by exchanging the warrants (in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) or another exemption) for that number of shares of Common Stock equal to the quotient obtained by dividing (a) the product of (1) the number of shares of Common Stock underlying the warrants and (2) the excess of the fair market value of our Common Stock over the warrant exercise price by (b) the fair market value of our Common Stock, as determined in accordance with the warrant. If our shares of Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act. See “Description of Securities — Warrants.”
Market Price Information
On [•], 2022, the last reported sales price of our Common Stock on the NYSE American was $[•] per share, the last reported sales price of the Preferred B Stock on the OTC Pink was $[•] per share and the last reported sales price of the Preferred C Stock on the OTC Pink was $[•] per share.
Expiration Date
Each of the Exchange Offers and the Consent Solicitation will expire at 11:59 p.m., New York City time, on [•], 2022, unless extended or terminated by us, in which case the term “Expiration Date” with respect to any Exchange Offer means the latest time and date on which the Exchange Offer and the Consent Solicitation for such series of Preferred Stock, as so extended, expires.

Settlement Date
The settlement date in respect of Preferred Stock validly surrendered and accepted for exchange in the Exchange Offers will occur at closing of the Exchange Offers. We expect the closing to be at least three (3) business days after the Expiration Date.
Conditions Precedent to the Exchange Offers
Our obligation to accept shares for exchange in each Exchange Offer is conditioned upon, among other things:
•
satisfaction of each Individual Series Minimum Condition (defined below);

•
approval of each of the Proposed Amendments by the holders of Common Stock entitled to cast a majority of the votes entitled to be cast on such proposals;

•
approval of the Stock Issuance Proposal, by a majority of the votes cast on the proposal at the Special Meeting;

•
the effectiveness of the Proposed Amendments;

•
the effectiveness of the Registration Statement filed on Form S-4 filed with the SEC on July 15, 2022 pertaining to the Exchange Offers and the Consent Solicitation; and

•
if we issue New Preferred Stock in lieu of cash, the effectiveness of Articles Supplementary setting forth the terms of the New Preferred Stock.

Among other conditions, consummation of the Exchange Offer for any series of Preferred Stock is conditioned on the holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock consenting to the Exchange Offer and the Proposed Amendment relating to that series of Preferred Stock (the “Individual Series Minimum Condition”). The Company may close the Exchange Offer for any series of Preferred Stock only if the Exchange Offer for the other series of Preferred Stock also satisfies its Individual Series Minimum Condition and the Proposed Amendments become effective.
We will, subject to the rules and regulations of the SEC, in our reasonable judgment, determine whether any of the conditions to an Exchange Offers and the Consent Solicitation have been satisfied and whether to waive any conditions that have not been satisfied. We reserve the right, notwithstanding the satisfaction of any conditions to the Exchange Offers, to terminate or amend the Exchange Offers. See “The Exchange Offers and the Consent Solicitation — Conditions of the Exchange Offers,” “The Exchange Offers and the Consent Solicitation — Extension, Termination and Amendment,” and “The Exchange Offers and the Consent Solicitation — Waiver of Conditions.”
Consequences of Failure to Exchange Outstanding Preferred Stock
Each Exchange Offer will not be consummated unless, among other things, holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock participate in the Exchange Offer or consent to the Exchange Offer and the Proposed Amendment applicable to that series of Preferred Stock.

If the Exchange Offers for the Preferred B Stock and Preferred C Stock close, all shares of Preferred Stock that are not tendered in the Exchange Offers may be redeemed by the Company pursuant to the Special Redemption right for the Preferred Stock Remainder Consideration applicable to that series of Preferred Stock for a period of two (2) years after the applicable Amendment Effective Date. The Company intends to redeem the Preferred Stock pursuant to the Special Redemption right and pay the applicable Preferred Stock Remainder Consideration to the applicable non-tendering Preferred Holders as soon as reasonably practicable, but no sooner than eleven (11) business days, after the closing of the Exchange Offers. If the Company has not redeemed all of the outstanding shares of Preferred B Stock or Preferred C Stock for the Preferred B Remainder Consideration or the Preferred C Remainder Consideration, as the case may be, pursuant to the Special Redemption right within sixty-five (65) days after the applicable Amendment Effective Date, upon the written request of any holder of any outstanding share of Preferred B Stock or Preferred C Stock, as the case may be, which is made within two (2) years after the Amendment Effective Date, the Company must effect the Special Redemption for the applicable Preferred Stock Remainder Consideration of all outstanding shares of Preferred B Stock or Preferred C Stock, as applicable, on the date fixed by the Company within ninety (90) days of such request, subject to any delay required by the Company to comply with applicable Maryland law relating to limitations on payment of any cash portion of the Preferred Stock Remainder Consideration. If any shares of Preferred B Stock or Preferred C Stock (not otherwise participating in the Exchange Offers) have still not been redeemed by the second (2nd) anniversary of the Amendment Effective Date, such shares will remain outstanding with all of their current rights, preferences and privileges.
If holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock do not participate in the Exchange Offer or consent to the Exchange Offer and the Proposed Amendments, or the holders of Common Stock do not approve the Proposed Amendments or Stock Issuance Proposal at the Special Meeting and the Company is not able to complete the Exchange Offers and the Consent Solicitation, we believe that there could be significant adverse consequences to the Company if the contemplated Exchange Offers and the related Special Redemptions of our Preferred B Stock and Preferred C Stock are not successfully completed. If the required approvals from holders of both the Preferred B Stock and Preferred C Stock, as well as the Common Stock are not received, and/or we are not able to otherwise complete the Exchange Offer and the related Special Redemptions, then we may not be able to meet our financial or business objectives. In light of the continuing turmoil in the mortgage market and rising interest rates, our ability to continue our operations is dependent upon our ability to raise capital, successfully implement our strategic initiatives and engage in operations that contribute sufficient additional cash flow to enable us to meet our current and future expenses. Our future financial performance and success are dependent in large part upon our ability to implement our contemplated strategies successfully. Our ability to raise future capital may be dependent on third parties who, in the past, have either been hesitant to lend or invest in the Company due to the capital structure of the Company, including the Preferred B Stock and Preferred C Stock, or have offered terms which our Board of Directors has determined are not in our best interests. To the extent the Exchange Offers and the related Special Redemptions are not successful in eliminating our outstanding Preferred Stock, we may be unable to raise the additional capital required to permit us to implement our strategic initiatives and continue our operations as planned, thereby requiring us to further reduce our operating costs and expenses so that our income can cover those costs and expenses.
If we are not able to complete the Exchange Offers and the related Special Redemptions and improve our near-term liquidity, we also will need to consider other restructuring alternatives available to us at that time. Those alternatives may include, but are not limited to, (i) the transfer of certain of our assets to our lenders to fulfill our obligations, (ii) the sale of profitable assets or of the Company, (iii) a distribution or spin-off of profitable assets, (iv) liquidation or distribution of our assets, (v) alternative offers to exchange our outstanding securities and debt obligations, (vi) the incurrence of additional debt, (vii) obtaining additional equity capital on terms that may be onerous or highly dilutive, and/or (viii) joint ventures.
In addition, the holders of our outstanding $15 million in Convertible Debt have extended the maturity date of the Convertible Debt until May 9, 2025 (with three principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), conditioned on our completion of the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt will be due on November 9, 2022, which also could have a material adverse effect on our business and financial position.
For a more complete description of the risks relating to our failure to complete the Exchange Offers, see “Risk Factors.”
Plans and Proposals
We expect to fund the cash portion of the Cash/New Preferred Stock Portions in the Exchange Offers and the cash portion of the Preferred Stock Remainder Consideration (if we pay cash as part of the Exchange Offers) with cash on hand. In addition, the holders of our outstanding $15 million in Convertible Debt have extended the maturity date of the Convertible Debt until May 9, 2025 (with three (3) principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), conditioned on our completion of the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt will be due on November 9, 2022.
We do not otherwise, with the exception of the Exchange Offers and the extension of the maturity date on our Convertible Debt, have any plans, proposals or negotiations that would result in any material change in our corporate structure or business. We do not have any plans, proposals or negotiations which would relate to or result in our Common Stock becoming eligible for termination of registration under Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

THE SPECIAL MEETING
TO BE HELD ON
AUGUST [•], 2022 AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)
To the Holders of Our Common Stock:
This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf our Board of Directors to be voted at the Special Meeting of the holders of our Common Stock, to be held on August [•], 2022, at 9:00 a.m. (Pacific Daylight Time). The Special Meeting will be a virtual meeting via live audio webcast on the Internet. We anticipate that this Proxy Statement and the form of proxy relating to our Special Meeting will be mailed to our stockholders on or about [•], 2022.
The Special Meeting is being held in connection with the Company’s offers (referred to herein as the Exchange Offers) to the holders of the outstanding shares of the Company’s 9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, referred to herein as the Preferred B Stock, and the Company’s 9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, referred to herein as the Preferred C Stock, to exchange all of the outstanding shares of Preferred Stock for (a) shares of the Company’s Common Stock, (b) cash or, if we are prohibited from paying cash, shares of the Company’s Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share, referred to herein as the New Preferred Stock, whichever is paid in the Exchange Offers, and, solely with respect to the Exchange Offer for the Preferred C Stock, (c) warrants to purchase shares of Common Stock. The Exchange Offers are being made pursuant to separate documents that have been delivered to the Preferred Holders. It is a condition to the consummation of the Exchange Offers that the holders of our Common Stock vote on, and approve, the matters described in this Proxy Statement.
Proposals to be Considered at the Special Meeting
The following proposals will be presented to the stockholders entitled to vote thereon for consideration at the Special Meeting:
1.
Proposal 1 (Preferred B Charter Amendment Proposal) — To approve a proposal to amend our Charter to (i) permit the closing of the Exchange Offers (including the authorization and issuance of the New Preferred Stock without a separate vote of the holders of Preferred B Stock) and (ii) make all shares of Preferred B Stock that remain outstanding after the Exchange Offer for the Preferred B Stock closes redeemable by the Company in whole, and not in part, into the same Preferred B Consideration that holders of Preferred B Stock who participate in the Exchange Offer received which is equal to (a) $5.00 in cash or if the payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions fifty (50) shares of New Preferred Stock and (b) twenty (20) shares of the Company’s Common Stock (subject to reduction and/or partial escrow in connection with the Plaintiff B Class Motion as described herein) (referred to herein collectively as the Preferred B Remainder Consideration), in each case, without payment of, or allowance for, any accrued and unpaid dividends on any shares of Preferred B Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the completion of the Exchange Offers), but only if at least 66 2∕3% of the outstanding shares of Preferred B Stock are tendered and validly exchanged for the Preferred B Consideration pursuant to the Exchange Offer for the Preferred B Stock, on the terms of the proposed amendment to the Charter set forth as Annex A-1 (referred to herein as the Preferred B Proposed Amendment), or consent to the Exchange Offer for the Preferred B Stock and the Preferred B Proposed Amendment;

2.
Proposal 2 (Preferred C Charter Amendment Proposal) — To approve a proposal to amend our Charter to (i) permit the closing of the Exchange Offers (including the authorization and issuance of the New Preferred Stock without a separate vote of the holders of Preferred C Stock) and (ii) make all shares of Preferred C Stock that remain outstanding after the Exchange Offer for the Preferred C Stock closes redeemable by the Company in whole, and not in part, into the same Preferred C Consideration that holders of Preferred C Stock who participate in the Exchange Offer received, which is equal to (x) $0.10 in cash or, if the payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions, one (1) share of New Preferred Stock, (y) 1.25 shares of the Company’s Common Stock, and (z) 1.5 warrants to purchase 1.5 shares of the Company’s Common Stock, subject to adjustment as described herein to prevent the issuance of any fractional shares or warrants (referred to herein collectively as the Preferred C Remainder Consideration), but only if at least 66 2∕3% of the outstanding shares of such series are tendered and validly exchanged for the Preferred C Consideration pursuant to the Exchange Offer for the Preferred C Stock, on the terms of the form of proposed amendment to the Charter set forth as Annex A-2 to this Proxy Statement (referred to herein as the Preferred C Proposed Amendment), or consent to the Exchange Offer for the Preferred C Stock and the Preferred C Proposed Amendment;
3.
Proposal 3 (Stock Issuance Proposal) — To approve, in accordance with 713(a) of the NYSE American Company Guide, our issuance of up to 15,500,000 shares of Common Stock and up to 2,107,629 warrants to purchase Common Stock in connection with the Exchange Offers; and

4.
Proposal 4 (Adjournment Proposal) — To approve a proposal to approve the adjournment of the Special Meeting to a later date or date(s), if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 and/or Proposal 3.

Collectively, these proposals will be referred to herein as the “Proposals.”
The Adjournment Proposal (Proposal 4) will only be presented at the Special Meeting if there are insufficient votes to approve the Preferred B Charter Amendment Proposal (Proposal 1), the Preferred C Charter Amendment Proposal (Proposal 2), and/or the Stock Issuance Proposal (Proposal 3).
As described in the subsections titled “Record Date and Voting Rights,” “Voting Requirements and Procedures” and “Quorum and Counting of Votes” below, as a holder of Common Stock you will be entitled to vote on all business properly brought before the Special Meeting, including each of the Proposals.
Reasons for the Special Meeting and Consideration of the Proposals
As described below in the “Background of the Exchange Offers and the Consent Solicitation” section of this Proxy Statement, the Company’s offers (referred to herein as the Exchange Offers) to exchange all of the outstanding shares of each series of our Preferred Stock for aggregate consideration of approximately (i) $3,468,469 in cash (including any amounts paid or escrowed in connection with the Plaintiff B Class Motion) or 34,684,686 shares of New Preferred Stock with an aggregate liquidation preference of $3,468,469 (exclusive of accumulated dividends) if we are prohibited from paying cash, (ii) 15,068,198 newly issued shares of Common Stock (subject to reduction and/or partial escrow in the case of the Preferred B Stock); and (iii) for holders of Preferred C Stock, warrants to purchase up to an additional 2,107,629 shares of Common Stock at a purchase price of $5.00 per share of Common Stock, is part of the Company’s recapitalization to improve the Company’s capital structure. If the Exchange Offers are consummated, assuming all shares of Preferred Stock participate, approximately $19.5 million in accumulated and unpaid dividends on the Preferred B Stock (through March 31, 2022) will not be paid, no further dividends on the Preferred Stock will accumulate or be paid, and the Preferred Stock will be eliminated, including its liquidation preferences. Consummation of the Exchange Offer for the Preferred B Stock will not prejudice any person’s rights to receive the amount contemplated by contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v. Impac Mortgage Holdings, Inc., et al. relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary.
In order to effectuate the Exchange Offers, Proposal 1, Proposal 2 and Proposal 3 must be approved by the holders of our Common Stock entitled to vote on each Proposal as required by Maryland law, our Charter, our Bylaws and the rules of the NYSE American. In addition, Proposal 4, if adopted, will allow our Board of Directors to adjourn the Special Meeting to a later date or date(s) to permit the further solicitation of proxies. See “Proposal 1 — Preferred B Charter Amendment Proposal,” “Proposal 2 — Preferred C

Charter Amendment Proposal,” “Proposal 3 — Stock Issuance Proposal,” and “Proposal 4 — Adjournment Proposal” for the full description of the reasons for and effects of each Proposal.
Registering to Attend the Special Meeting
To register to attend the Special Meeting, please visit http://www.viewproxy.com/ImpacCompanies/2022SM/htype.asp. ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 P.M. PACIFIC DAYLIGHT TIME, ON AUGUST [•], 2022.
•
If you own shares of our Common Stock registered in your name on the books of our transfer agent, as of the close of business on the Record Date, please click “Registration for Registered Holders” and enter your name, address and phone number.

•
If you hold shares of our Common Stock in an account at a broker, bank, trust or other nominee as of the close of business on the Record Date, please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the Special Meeting, please upload during registration or email a copy of your legal proxy that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

If you have already authorized a proxy or provided voting instructions by returning a signed proxy card, or by following the instructions provided by your bank, broker or other nominee, you do not need to register or attend the Special Meeting in order for your vote to be counted.
After you have registered for the Special Meeting, you will receive an email indicating that your registration has been confirmed along with the meeting password. You will need this password in order to virtually attend the Special Meeting.
Stockholders may virtually attend the Special Meeting via live audio webcast by clicking the link provided in the email that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.
Voting Requirements & Procedures
Your vote is important. If you are not planning on attending the Special Meeting to vote your shares virtually via the Internet, your shares of Common Stock cannot be voted until either a signed proxy card is returned to the Company or voting instructions are submitted by using the Internet or by calling a specifically designated telephone number. To give the Company the power to vote your shares of Common Stock at the Special Meeting, the proxy card that accompanies this Proxy Statement should be returned to the Company in the enclosed return envelope. Specific instructions for holders of record of Common Stock who wish to use the Internet or telephone voting procedures are set forth on the proxy card.
Shares of Common Stock represented by properly executed proxies received in time for the Special Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy:
•
shares of Common Stock will be voted FOR Proposal 1, the Preferred B Charter Amendment Proposal;

•
shares of Common Stock will be voted FOR Proposal 2, the Preferred C Charter Amendment Proposal;

•
shares of Common Stock will be voted FOR Proposal 3, the Stock Issuance Proposal; and

•
shares of Common Stock will be voted FOR Proposal 4, the Adjournment Proposal (if presented).

The Adjournment Proposal will only be presented at the Special Meeting if there are insufficient votes to approve one or more of the other Proposals.
The Board of Directors recommends that the holders of Common Stock vote “FOR” each of the Proposals. The Company’s management and the Board of Directors know of no matters to be brought before the Special Meeting other than as set forth herein. Because this is a Special Meeting of stockholders called by the Board of Directors, under our Bylaws, the only matters that may properly be brought before the meeting are those items designated in the notice of Special Meeting. Our stockholders do not have the ability to bring any matters before this Special Meeting.
Record Date and Voting Rights
Our only outstanding voting equity securities are shares of our Common Stock. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting of stockholders and any adjournment of the Special Meeting. On the Record Date, approximately 21,500,935 shares of Common Stock were outstanding and entitled to vote on each of the Proposals. This Proxy Statement only solicits proxies from the holders of Common Stock.
Quorum and Counting of Votes
Holders of our Common Stock of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any adjournment or postponement thereof. Each share of our Common Stock is entitled to one vote and the presence, either virtually via the Internet or by proxy, of holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum for the Special Meeting.
The affirmative vote of the holders Common Stock entitled to cast a majority of the votes entitled to be cast on each proposal will be required to approve each of Proposal 1 and Proposal 2. Proposal 3 and Proposal 4 (if presented) must each be approved by the affirmative vote of a majority of votes cast on such proposal, assuming a quorum is present. The approval of the holders of Preferred Stock is not required to approve any of the Proposals, but the consent to the Proposed Amendments related to a series of Preferred Stock by the holders of at least 66 2∕3% of that series of Preferred Stock is a condition to the effectiveness of the Proposed Amendments related to such series of Preferred Stock.
Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Because the required vote for approval of Proposal 1 and Proposal 2 is based on all shares entitled to vote on each such proposal at the Special Meeting, abstentions and broker non-votes, if any are received, will act as a vote “AGAINST” Proposal 1 or Proposal 2 (as appliable), but your abstention or failure to give instructions on Proposal 3 or Proposal 4 will have no effect on the outcome of Proposal 3 or Proposal 4, respectively.
If you sign and return your proxy card without giving specific voting instructions, your shares will be voted consistent with the Board of Director’s recommendations.
Abstentions and Broker Non-Votes
An abstention is the voluntary act of not voting by a stockholder who is present at the Special Meeting and entitled to vote. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of Common Stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters (which is the case with respect to each of the Proposals) without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.
Because the required vote for approval on Proposal 1 and Proposal 2 is based on all shares entitled to be cast at the Special Meeting, abstentions and broker non-votes will act as a vote “AGAINST” Proposal 1 or Proposal 2 (as applicable). Abstentions and broker non-votes will have no effect on Proposal 3 or Proposal 4 unless a quorum is not present at the Special Meeting.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Special Meeting and voting virtually via the Internet.

Interest of Executive Officers and Directors and Greater than 5% Stockholders
None of the Company’s executive officers, directors or greater than five percent (5%) stockholders have any interest in any of the matters to be acted upon at the Special Meeting except as described below. As of the June 30, 2022, Todd M. Pickup and Richard H. Pickup, and their respective affiliates (collectively, the “Pickups”) beneficially owned approximately 13.1% and 30.4%, respectively, of our outstanding Common Stock. Their beneficial ownership includes 296,512 shares and 401,163 shares of our Common Stock that Todd Pickup and Richard Pickup, respectively, has the right to acquire at any time by converting the outstanding $15.0 million in principal balance of Convertible Debt at the initial conversion price of $21.50 per share. Additionally, their beneficial ownership also includes 85,060 and 116,957 warrants that Todd Pickup and Richard Pickup, respectively, has the right to acquire at any time by converting the warrants that expire April 15, 2025, at a cash exercise price of $2.97 per share. The Pickups, as the holders of our outstanding $15 million in Convertible Debt, have extended the maturity date of the Convertible Debt until May 9, 2025 (with three (3) principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), provided, however, if we do not complete the Exchange Offers and provide notice of redemption of the remaining Preferred Stock by October 31, 2022, the maturity date of the Convertible Debt owed to the Pickups will be accelerated to November 9, 2022. Accordingly, the Pickups have an interest in the matters to be acted upon at the Special Meeting separate and apart from other holders of our Common Stock.
To our knowledge, none of our executive officers or directors or holders of more than five percent (5%) of our outstanding Common Stock hold any shares of our outstanding Preferred Stock.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of Common Stock in your own name as a holder of record, “householding” will not apply to your shares.
Adjournment of Special Meeting
If a quorum is not present or represented, our Bylaws permit the stockholders entitled to vote at the Special Meeting, either attending virtually via the Internet or represented by proxy, to adjourn the Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Special Meeting.
Appraisal Rights and the Right of Petition for Fair Value
No Company stockholder will have appraisal rights with respect to any matter to be acted upon at the Special Meeting.
Further, no Company stockholder will have any rights of objecting stockholders or any contract right to petition for fair value with respect to any matter to be acted upon at the Special Meeting. The Company will not independently provide such a right. Under section 3-202(a)(4) of the MGCL, stockholders generally have the right to petition for fair value when the charter is amended in a way that substantially affects the stockholders’ rights and alters the contract rights as expressly set forth in the charter. However, section 3-202(a)(4) of the MGCL provides an exception from this general rule when the charter reserves the power to amend the charter to alter contract rights. Article VIII of the Charter expressly reserves the power to amend the Charter to alter the contract rights of existing stockholders, including alterations that are substantially adverse. Further, the Proposed Amendments do not alter the contract rights of the Common Stock.

Proxy Solicitor
The Company may retain D.F. King & Co., a proxy solicitation firm, to assist with the solicitation of proxy votes. We will bear the expense of soliciting proxies for the Special Meeting, including reimbursement of forwarding expenses and fees and expenses of the proxy solicitor. Additional solicitations may be made by personal interview, mail, telephone, e-mail or facsimile. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our Common Stock. The Company’s officers and directors may also solicit proxies directly and through telephone, mail and email.
Attendance at Special Meeting
The Company anticipates that a representative of Baker Tilly US, LLP, the Company’s independent registered public accounting firm, will attend the Special Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

PROPOSAL NO. 1
PREFERRED B CHARTER AMENDMENT PROPOSAL
General
In connection with the Exchange Offers, the Board of Directors has declared advisable and recommended for stockholder approval the Preferred B Proposed Amendment. The Preferred B Proposed Amendment attached to this Proxy Statement as Annex A-1 amends the Charter by (i) permitting the closing of the Exchange Offers (including the authorization and issuance of the New Preferred Stock without a separate vote of the holders of Preferred B Stock) and (ii) making all shares of Preferred B Stock that remain outstanding after the Exchange Offer for the Preferred B Stock closes redeemable by the Company in whole, and not in part, into the Preferred B Remainer Consideration, which is equal to (a) $5.00 in cash or, if the payment of cash in the Exchange Offers would cause the Company to violate the Cash Consideration Restrictions, fifty (50) shares of New Preferred Stock, whichever is paid in the Exchange Offer, and (b) twenty (20) shares of Common Stock (subject to reduction and/or partial escrow as described herein in connection with the Plaintiff B Class Motion), but only if holders of at least 66 2∕3% of the outstanding shares of Preferred B Stock consent to the Preferred B Proposed Amendment. The following description is qualified in its entirety by reference to the Preferred B Articles of Amendment attached to this Proxy Statement as Annex A-1.
The Exchange Offers and the other transactions described herein, including the Preferred B Proposed Amendment, will not occur if the Preferred B Proposed Amendment is not approved at the Special Meeting.
Elimination of Preferred B Stock
If the Exchange Offers and transactions contemplated thereby are approved and effected, the holders of Preferred B Stock electing to tender in the Exchange Offers will exchange their shares of Preferred B Stock for the consideration identified below:
Security	Shares Outstanding	Cash/New Preferred Stock Portion	Common Stock Portion
Preferred B Stock	665,592	$5.00 in cash or, if payment of cash would cause us to violate the Cash Consideration Restrictions, (50) shares of New Preferred Stock, subject to reduction and/or partial escrow and as more fully described herein.	Twenty (20) shares of Common Stock, subject to reduction and/or partial escrow and as more fully described herein.
If Proposal 1 is approved and the Exchange Offer for the Preferred B Stock closes, any shares of Preferred B Stock that are not tendered and accepted for exchange will be redeemable, in whole, but not in part, by the Company into (a) $5.00 in cash or, if New Preferred Stock was paid in the Exchange Offer, fifty (50) shares of New Preferred Stock, and (b) twenty (20) shares of Common Stock, subject to reduction or partial escrow in connection with the Plaintiff B Class Motion (referred to herein collectively as the Preferred B Remainder Consideration) for up to two (2) years following the Preferred B Amendment Effective Date.
The Preferred B Remainder Consideration is subject to reduction and/or partial escrow in connection with the pending motion for attorney’s fees and costs in the Plaintiff B Class Motion, as further described herein.
The Company will have no obligation to pay or make allowance for, and will not make any other payment or allowance for, the liquidation of, or any accrued and unpaid dividends on, any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the completion of the Exchange Offers) in connection with the repurchase of any shares of Preferred Stock pursuant to the Exchange Offers. The redemption or repurchase of the Preferred B Stock as contemplated by the Exchange Offers or the subsequent Special Redemption of the Preferred B

Stock as contemplated by the Proposed Amendments will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al, relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Stock Articles Supplementary.
The terms of the Preferred B Stock are described under “Description of Securities — Preferred B Stock and Preferred C Stock.” The terms of the Common Stock are described under “Description of Securities — Common Stock.” The Preferred B Stock and Common Stock have different rights. For more information about these differences, see “The Exchange Offers and the Consent Solicitation — Comparison of Rights between the Preferred Stock, the New Preferred Stock and the Common Stock.”
The Board of Directors reserves the right not to elect to implement the Preferred B Proposed Amendment or any portion thereof, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Preferred B Proposed Amendment, or any portion thereof, is no longer needed to consummate the Exchange Offer for the Preferred B Stock or is no longer in the best interests of the Company.
Vote Required
The affirmative vote of the holders of Common Stock entitled to cast a majority of the votes entitled to be cast on the Preferred B Charter Amendment Proposal is required to approve Preferred B Proposed Amendment.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that the Preferred B Proposed Amendment is advisable and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote in favor of the Preferred B Charter Amendment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PREFERRED B CHARTER AMENDMENT PROPOSAL

PROPOSAL NO. 2
PREFERRED C CHARTER AMENDMENT PROPOSAL
General
In connection with the Exchange Offers, the Board of Directors has declared advisable and recommended for stockholder approval the Preferred C Proposed Amendment. The Preferred C Proposed Amendment attached to this Proxy Statement as Annex A-2 amends the Charter by (i) permitting the closing of the Exchange Offers (including the authorization and issuance of the New Preferred Stock without a separate vote of the holders of Preferred C Stock) and (ii) making all shares of Preferred C Stock that remain outstanding after the Exchange Offer closes redeemable by the Company in whole, and not in part, into the Preferred C Remainder Consideration, which is equal to (a) $0.10 in cash or, if the payment of cash in the Exchange Offers would cause the Company to violate the Cash Consideration Restrictions, one (1) share of New Preferred Stock, whichever is paid in the Exchange Offer, (b) 1.25 shares of the Company’s Common Stock and (c) 1.5 warrants to purchase 1.5 shares of the Company’s Common Stock, subject to adjustment as described herein to prevent the issuance of any fractional shares or warrants, but only if holders of at least 66 2∕3% of the outstanding shares of Preferred C Stock consent to the Preferred C Proposed Amendment. The following description is qualified in its entirety by reference to the proposed Preferred C Articles of Amendment attached to this Proxy Statement as Annex A-2.
The Exchange Offers and the other transactions described herein, including the Preferred C Proposed Amendment, will not occur if the Preferred C Proposed Amendment is not approved at the Special Meeting.
Elimination of Preferred C Stock
If the Exchange Offers and transactions contemplated thereby are approved and effected, the holders of Preferred C Stock electing to tender in the Exchange Offers will exchange their shares of Preferred C Stock for the consideration identified below:
Security	Shares Outstanding	Cash/New Preferred Stock Portion	Common Stock Portion
Preferred C Stock	1,405,086	$0.10 in cash or, if payment of cash would cause us to violate the Cash Consideration Restrictions, one (1) share of New Preferred Stock.	1.25 shares of Common Stock and 1.5 warrants to purchase 1.5 shares of Common Stock at a purchase price of $5.00 per share, subject to adjustment as described herein to prevent the issuance of fractional shares of warrants.
If Proposal 2 is approved and the Exchange Offer for the Preferred C Stock closes, any shares of Preferred C Stock that are not tendered and accepted for exchange will be redeemable, in whole, but not in part, by the Company into (a) $0.10 in cash or, if New Preferred Stock was paid in the Exchange Offer, one (1) share of New Preferred Stock, (b) 1.25 shares of the Company’s Common Stock and (c) 1.5 warrants to purchase 1.5 shares of the Company’s Common Stock, subject to adjustment as described herein to prevent the issuance of fractional shares of warrants (referred to herein collectively as the Preferred C Remainder Consideration) for up to two (2) years following the Preferred C Amendment Effective Date.
No fractional shares of Common Stock or New Preferred Stock will be issued upon Special Redemption of any shares of Preferred C Stock. In lieu of any fractional share of Common Stock or New Preferred Stock to be issued upon Special Redemption of any shares of Preferred C Stock, any fraction of a share of Common Stock or New Preferred Stock will be rounded up to the next whole share of Common Stock or New Preferred Stock, as applicable. No fractional warrants will be issued in upon Special Redemption of any shares of Preferred C Stock. If a holder of Preferred C Stock would be entitled to receive a fractional warrant upon Special Redemption of any shares of Preferred C Stock, the Company will round the warrant down to the near whole number of warrants to be issued.

The Company will have no obligation to pay or make allowance for, and will not make any other payment or allowance for, the liquidation of, or any accrued and unpaid dividends on, any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the completion of the Exchange Offers) in connection with the repurchase of any shares of Preferred Stock pursuant to the Exchange Offers.
The terms of the Preferred C Stock are described under “Description of Securities — Preferred B Stock and Preferred C Stock.” The terms of the Common Stock are described under “Description of Securities — Common Stock.” The Preferred C Stock and Common Stock have different rights. For more information about these differences, see “The Exchange Offers and the Consent Solicitation — Comparison of Rights Between the Preferred Stock, the New Preferred Stock and the Common Stock.”
The Board of Directors reserves the right not to elect to implement the Preferred C Proposed Amendment or any portion thereof, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Preferred C Proposed Amendment, or any portion thereof, is no longer needed to consummate the Exchange Offer for the Preferred C Stock or is no longer in the best interests of the Company.
Vote Required
The affirmative vote of the holders of Common Stock entitled to cast a majority of the votes entitled to be cast on the Preferred C Charter Amendment Proposal is required to approve the Preferred C Proposed Amendment.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that the Preferred C Proposed Amendment is advisable and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote in favor of the Preferred C Charter Amendment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PREFERRED C CHARTER AMENDMENT PROPOSAL

PROPOSAL NO. 3
STOCK ISSUANCE PROPOSAL
General
In connection with the Exchange Offers, the Board of Directors has recommended for stockholder approval the Stock Issuance Proposal. Pursuant to the Exchange Offers, the Company is offering to issue up to 15,500,000 shares of our Common Stock and up to 2,107,629 warrants to purchase Common Stock, which would be in excess of 20% of our outstanding Common Stock prior to the issuance, upon the terms and conditions more fully described below. The exact number of shares of Common Stock to be issued in the Exchange Offers will depend on the aggregate amount of shares of Preferred Stock tendered in the Exchange Offers in exchange for the Common Stock Portions. Any shares of Common Stock and warrants not issued in the Exchange Offers would be issued to the holders of the Preferred B Stock and Preferred C Stock, as applicable, as part of the Preferred Stock Remainder Consideration assuming the Exchange Offers are consummated.
Our Common Stock is listed on the NYSE American and, as a result, we are subject to the rules and regulations of the NYSE American. Although we do not know the exact number of shares of Common Stock to be issued in the Exchange Offers, it is likely that the consummation of the Exchange Offers will result in the issuance of more than 20% of our currently outstanding Common Stock. As a result, stockholder approval of the issuance is required by Rule 713(a) of the NYSE American Company Guide. Rule 713(a) of the NYSE American Company Guide requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the issuance of common stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of the common stock outstanding before the issuance, or (ii) the issuance of common stock is equal to or more than 20% of presently outstanding common stock for less than the greater of book or market value of the stock.
Our Board of Directors believes that authorizing the issuance of the shares of Common Stock (and Common Stock issuable upon exercise of the warrants) in connection with the Exchange Offers is in the best interests of the Company because consummation of the Exchange Offers is intended to improve our capital structure and eliminate the Company’s large and growing financial obligation to its Preferred Holders, which the Company believes impede the growth and reduce strategic opportunities available to it.
Authorizing the issuance of the shares of Common Stock (and Common Stock issuable upon exercise of the warrants) will not ensure that we will be able to complete the Exchange Offers or that if we make such an offer, it will be accepted by holders of each series of the Preferred Stock. Approval will, however, allow us to undertake such a transaction. Approval of the issuance of our Common Stock will not affect the rights of the holders of currently outstanding shares of Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of any earnings per share and voting rights.
If our stockholders vote to approve the issuance of the shares of Common Stock, we plan to conduct the Exchange Offers on the terms and conditions set forth in the Registration Statement on Form S-4. In addition, we intend to file with the NYSE American an application to list the shares of Common Stock (and Common Stock issuable upon exercise of the warrants) issued in connection with the Exchange Offers. Neither the New Preferred Stock nor the warrants will be listed on the NYSE American or any other securities exchange, and there will be no active secondary market for such securities.
The shares of Common Stock issued would dilute the percentage ownership of the holders of Common Stock currently outstanding, and their resale could have an adverse effect on the trading price of our Common Stock. There are no impediments to the immediate resale of the newly issued shares, which may have a further adverse effect on the trading price of our Common Stock, provided, however, holders of [•]% our outstanding Preferred B Stock and [•]% of our outstanding Preferred C Stock have agreed, as part of voting agreements they have entered into in connection with the Exchange Offers, that, with respect to shares of Preferred Stock or Common Stock over which they are the beneficial owner or have discretionary voting authority over (including shares of Common Stock acquired upon consummation of the Exchange Offers or by redemption) (collectively, “Covered Shares”), that without the prior written consent of the Company and except for certain permissible transfers, they will not transfer or otherwise sell any Covered Shares except, beginning on the date that is six (6) months after the first date after which both the Exchange Offers have closed and the Proposed Amendments have been filed with the SDAT (the “Closing Time”) and ending on the date that is the third (3rd) annual anniversary of the first date on which the Closing Time occurs (the “Selling Period”), such stockholder may transfer on any day during an ADTV Period, as defined below, a number of Covered Shares that does not exceed the greater of (i) 50,000 Covered Shares and (ii) ten percent (10%) of the most recently determined ADTV (as defined below); provided, however, that the maximum number of Covered Shares that may be transferred by such holder during any particular ADTV Period pursuant to clause (ii) may not exceed, in the aggregate, the product of (x) ten percent (10%) of the most recently determined ADTV and (y) the number of actual trading days during such ADTV Period.
For purposes of the voting agreement, “ADTV” means, as of any date, the average daily trading volume of the Common Stock on the principal exchange on which our Common Stock is then listed or admitted for trading during the three (3) month period ending on the trading date immediately preceding the date on which ADTV is calculated, and “ADTV Period” means the period beginning on the most recent date on which ADTV has been calculated and ending on the day before the next date on which ADTV will be calculated.
The Board of Directors reserves the right to amend the Exchange Offers or to not complete the Exchange Offers, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the issuance of Common Stock, or any portion thereof, is no longer needed to consummate the Exchange Offers or that the issuance of Common Stock or the Exchange Offers are no longer in the best interests of the Company.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the votes cast on the Stock Issuance Proposal is required to approve the Stock Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Stock Issuance Proposal. The approval of the Preferred Holders is not required to approve the Stock Issuance Proposal under Rule 713(a) of the NYSE American Company Guide.
Board of Directors Recommendation
After careful consideration, the Board of Directors approved the Stock Issuance Proposal and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote “FOR” the Stock Issuance Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 4
ADJOURNMENT PROPOSAL
General
The Adjournment Proposal, if adopted, will allow our Board of Directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Preferred B Charter Amendment Proposal, the Preferred C Charter Amendment Proposal, and/or the Stock Issuance Proposal. In no event will our Board of Directors adjourn the Special Meeting beyond November 11, 2022.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board of Directors may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Preferred B Charter Amendment Proposal, the Preferred C Charter Amendment Proposal, and/or the Stock Issuance Proposal.
Vote Required
Assuming a quorum is present, the affirmative vote of a majority of the votes cast on the Adjournment Proposal is required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Board of Directors Recommendation
After careful consideration, the Board of Directors approved the Adjournment Proposal and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote “FOR” the Adjournment Proposal, if presented.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

CAPITALIZATION
The following table sets forth our capitalization as of March 31, 2022 (in thousands, except shares):
•
on an actual basis;

•
on an as adjusted basis to give effect to the Exchange Offers (assuming all of the Preferred Stock is exchanged for the Preferred Stock Consideration where the Company issues only cash for the Cash/New Preferred Stock Portions); and

•
on and as adjusted basis to give effect to the Exchange Offers (assuming all of the Preferred Stock is exchanged for the Preferred Stock Consideration where the Company issues only New Preferred Stock for the Cash/New Preferred Stock Portions).

You should read this information together with our financial statements and the notes to those statements appearing elsewhere in this Proxy Statement or in the documents incorporated by reference in this Proxy Statement. See “How to Obtain Additional Information” and “Incorporation by Reference.”
	Actual March 31, 2022	As Adjusted March 31, 2022 (assuming cash issued to satisfy Cash/New Preferred Stock Portion)	As Adjusted March 31, 2022 (assuming New Preferred Stock issued to satisfy Cash/New Preferred Stock Portion)
Cash and cash equivalents	$70,566	$67,098	$70,566
STOCKHOLDERS’ EQUITY
Series A-1 Junior Participating Preferred Stock; $0.01 par value per share; 2,500,000 shares authorized; none, none and none issued and outstanding as of March 31, 2022	—	—	—
Series B 9.375% Cumulative Redeemable Preferred Stock; $0.01 par value per share; aggregate liquidation value and accumulated and unpaid dividends $36,140, actual; 2,000,000 shares authorized; 665,592, none and none issued and outstanding as of March 31, 2022	7	—	—
Series C 9.125% Cumulative Redeemable Preferred Stock; $0.01 par value per share; aggregate liquidation value $35,127, actual; 5,500,000 shares authorized; 1,405,086, none and none issued and outstanding as of March 31, 2022	14	—	—
Series D 8.5% Cumulative Perpetual Preferred Stock; $0.01 par value per share; aggregate liquidation value $3,468, as adjusted; none, none and 34,684,686 shares issued and outstanding	—	—	35
Common Stock; $0.01 par value per share; 200,000,000 shares authorized; 21,455,170, 36,523,368 and 36,523,368 shares issued and outstanding as of March 31, 2022	215	366	366
Additional paid-in capital	1,238,246	1,238,116	1,238,081
Accumulated other comprehensive earnings, net of tax	19,775	19,775	19,775
Total Accumulated deficit:
Cumulative dividends declared	(822,520)	(825,988)	(822,520)
Accumulated deficit	(428,992)	(428,992)	(428,992)
Total accumulated deficit	(1,251,512)	(1,254,980)	(1,251,512)
Total stockholders’ equity of the Company	6,745	3,277	6,745
Total liabilities and stockholders’ equity	$269,590	$266,122	$269,590

Under section 2-311 of the MGCL, a Maryland corporation generally cannot pay a dividend or make any other type of distribution to its stockholders, including a redemption or repurchase of stock in exchange for cash, other assets or indebtedness of the corporation, if, after giving effect to the dividend or other distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless its charter permits otherwise (which our Charter does not), the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Notwithstanding this restriction, a Maryland corporation may make a distribution from: (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for its preceding eight fiscal quarters even if, after such distribution, the corporation’s total assets would be less than its total liabilities, if, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of its business. The restrictions on payment of distributions contained in section 2-311 of the MGCL currently prevent us from paying cash to repurchase or redeem or declaring or paying any cash dividends on either series of Preferred Stock.

RISK FACTORS
In deciding on whether to approve the Proposals, you should read carefully this Proxy Statement and the documents to which we refer you. You should also carefully consider the following factors.
If we are unable to consummate the Exchange Offers and the related Special Redemption of our outstanding Preferred Stock, we may need to consider other restructuring alternatives available to us at that time, which could materially adversely affect our business and financial position.
We believe that there could be significant adverse consequences to the Company if the contemplated Exchange Offers and the related Special Redemptions of our Preferred B Stock and Preferred C Stock are not successfully completed. If the required approvals from holders of both Preferred B Stock and Preferred C Stock, as well as the Common Stock, are not received, and/or we are not able to otherwise complete the Exchange Offers and the related Special Redemptions, then we may not be able to meet our financial or business objectives. This could result in a material adverse effect on the Company. In light of the continuing turmoil in the mortgage market and rising interest rates, our ability to continue our operations is dependent upon our ability to raise capital, successfully implement our strategic initiatives and engage in operations that contribute sufficient additional cash flow to enable us to meet our current and future expenses. Our future financial performance and success are dependent in large part upon our ability to implement our contemplated strategies successfully. Our ability to raise future capital may be dependent on third parties who, in the past, have either been hesitant to lend or invest in the Company due to the capital structure of the Company, including the Preferred B Stock and Preferred C Stock, or have offered terms which our Board of Directors has determined are not in our best interests. To the extent the Exchange Offers and the related Special Redemptions are not successful in eliminating our outstanding Preferred Stock, we may be unable to raise the additional capital required to permit us to implement our strategic initiatives and continue our operations as planned, thereby requiring us to further reduce our operating costs and expenses so that our income can cover those costs and expenses. This could result in a material adverse effect on the Company.
If we are not able to complete the Exchange Offers and the related Special Redemptions and improve our near-term liquidity, we also will need to consider other restructuring alternatives available to us at that time. Those alternatives may include, but are not limited to, (i) the transfer of certain of our assets to our lenders to fulfill our obligations, (ii) the sale of profitable assets or of the Company, (iii) a distribution or spin-off of profitable assets, (iv) liquidation or distribution of our assets, (v) alternative offers to exchange our outstanding securities and debt obligations, (vi) the incurrence of additional debt, (vii) obtaining additional equity capital on terms that may be onerous or highly dilutive, and/or (viii) joint ventures.
In addition, the holders of our outstanding $15 million in Convertible Debt have extended the maturity date of the Convertible Debt until May 9, 2025 (with three (3) principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), conditioned on our completing the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt will be due on November 9, 2022, which also could have a material adverse effect on our business and financial position.
Our Common Stock is equity and therefore is subordinate to our indebtedness and Preferred Stock.
Our Common Stock constitutes equity interests and does not constitute indebtedness. As such, Common Stock will rank junior to all current and future indebtedness and other non-equity claims on us with respect to assets available to satisfy claims against us, including in the event of our liquidation. We may, and our other subsidiaries may also, incur additional indebtedness from time to time and may increase our aggregate level of outstanding indebtedness. As of March 31, 2022, we had outstanding (i) $20 million of Convertible Debt (which thereafter was reduced to $15.0 million); (ii) Junior Subordinated Notes with an outstanding principal balance of $62 million and (iii) warehouse facilities with third-party lenders which are secured by and used to fund residential mortgage loans until such loans are sold. Additionally, holders of Common Stock are subject to the prior dividend and liquidation rights of any holders of our Preferred Stock that may be outstanding from time to time. The Board of Directors is authorized to cause us to issue additional classes or series of preferred stock without any action on the part of our stockholders. If we issue preferred shares in the future that have a preference over our Common Stock with respect to the payment of dividends or upon liquidation, or if we issue preferred shares with voting rights that dilute the voting power of the Common Stock, then the rights of holders of our Common Stock or the market price of our Common Stock could be adversely affected.
The Exchange Offers may not benefit us or our stockholders.
The Exchange Offers may not enhance stockholder value or improve the liquidity and marketability of our Common Stock. As of June 30, 2022, there were 21,500,935 outstanding shares of Common Stock and 2,070,678 outstanding shares of Preferred Stock. This recapitalization will significantly increase the number of outstanding shares of Common Stock. If all of the outstanding Common Stock available for issuance under the Exchange Offers are issued, including the shares underlying the warrants issued to former holders of Preferred C Stock, there will be approximately 17,175,827 new shares of Common Stock outstanding in addition to the Common Stock that was outstanding prior to the Exchange Offers.
As a result, the Exchange Offers may result in an immediate decrease in the market value of the Common Stock. In addition, factors unrelated to our stock or our business, such as the general perception of the Exchange Offers and the Consent Solicitation by the investment community, may cause a decrease in the value of the Common Stock and impair its liquidity and marketability. Prior performance of the Common Stock may not be indicative of the performance of the Common Stock after the Exchange Offers. Stock market volatility, as well as general economic, market or political conditions, could cause a reduction in the market price and liquidity of the Common Stock following the Exchange Offers and the Consent Solicitation, particularly if the Exchange Offers and the Consent Solicitation are not viewed favorably by the investment community.
We may choose to waive any of the conditions of the Exchange Offers that we are permitted by law to waive.
The consummation of the Exchange Offer for each series of Preferred Stock is subject to, and conditioned upon, the satisfaction or waiver of the conditions discussed under “The Exchange Offers and the Consent Solicitation — Conditions of the Exchange Offers.” These conditions are for our sole benefit and may be asserted by us with respect to all or any portion of the Exchange Offers regardless of the circumstances, including any action or inaction by us, giving rise to the condition. These conditions may be waived by us in whole or in part at any time or from time to time in our sole discretion, in accordance with law. Accordingly, we may elect to waive certain conditions to allow an Exchange Offer to close, notwithstanding the fact that one or more condition may not have been satisfied.
The Exchange Offers may be terminated, cancelled or delayed.
We reserve the right, notwithstanding the satisfaction of any conditions to the Exchange Offers, to terminate or amend the Exchange Offers. Even if any or all of the Exchange Offers are completed, each of the Exchange Offers may not be completed on the schedule described in this Proxy Statement. The Exchange Offers may be delayed by a waiver of any of the conditions of the Exchange Offers. Accordingly, Preferred Holders participating in the Exchange Offers may have to wait longer than expected to receive their consideration.
Shares of Preferred Stock may remain outstanding and continue to have dividend and liquidation rights that are senior to our Common Stock.
If all of the shares of Preferred Stock do not participate in the Exchange Offers, shares of our Preferred B Stock and Preferred C Stock will remain outstanding after the Exchange Offers are consummated. However, upon the effectiveness of the Proposed Amendments, we will have the right to redeem all remaining outstanding shares of Preferred Stock (and the Preferred Stock will be subject to redemption by the holders thereof) pursuant to the Special Redemption right for the Preferred Stock Remainder Consideration for up to two (2) years from the applicable Amendment Effective Date. If we have not redeemed all the shares of a series of Preferred Stock, shares of our Preferred Stock for that affected series will remain outstanding. In addition, if we issue New Preferred Stock as part of the Exchange Offers, such New Preferred Stock will rank senior to our Common Stock. Holders of our Preferred Stock have, and holders of our New Preferred Stock would have, certain rights that holders of our Common Stock do not. These include rights to dividends in priority to dividends on our Common Stock (including, in the case of Preferred B Stock and

New Preferred Stock, a cumulative dividend) and a right to receive, upon a liquidation of our company, a preference amount out of the assets available for distribution to stockholders before any distribution can be made to holders of our Common Stock. If we were to file for bankruptcy, holders of our shares of Preferred Stock and/or New Preferred Stock that remain outstanding would have a claim in bankruptcy that is senior to any claim holders of our Common Stock would have. In addition, if shares of our Preferred Stock remain outstanding after the Exchange Offers close, we may determine in the future to offer to exchange or repurchase shares of our then outstanding Preferred Stock on terms that are more favorable than the terms of the Exchange Offers.
Tendering stockholders may be required to return their consideration if a court were to determine that the Exchange Offers constituted a fraudulent transfer under federal or state laws or, with respect to the cash portion of the Cash/New Preferred Stock Portions, an unlawful distribution under the MGCL.
A payment or transfer of property can subsequently be voided if a court finds that the payment or transfer constituted a “fraudulent” transfer. There are generally two standards used by courts to determine whether a transfer was fraudulent under federal or state law.
•
First, a transfer will be deemed fraudulent if it was made with the actual intent to hinder, delay or defraud current or future creditors.

•
Second, a transfer will be considered fraudulent if the transferor received less than reasonably equivalent value in exchange for the payment or transfer of property and either (a) was insolvent at the time of the transaction, (b) was rendered insolvent as a result of the transaction, (c) was engaged, or about to engage, in a business or transaction for which its assets were unreasonably small, or (d) intended to incur, or believed, or should have believed, it would incur, debts beyond its ability to pay as such debts mature.

Litigation seeking to void the Exchange Offers as fraudulent transfers would have to be commenced by our creditors or someone acting on their behalf, such as a bankruptcy trustee. If such litigation is instituted, we cannot assure you as to what standard a court would apply in order to determine whether we were “insolvent” as of the date the Exchange Offers was closed, or that a court would not determine that we were insolvent on the date of closing of the Exchange Offers. We can also not assure you that a court would not determine that the Exchange Offers constituted fraudulent transfers on another ground.
The definition of “insolvent” will vary depending upon the law of the jurisdiction which is being applied. Under the Bankruptcy Code, we would be considered insolvent if the sum of all our liabilities is greater than the value of all our property at a fair valuation. However, under state law courts sometimes consider whether an entity is able to pay its debts as they become due. The foregoing standards are applied on a case-by-case basis to determine the insolvency of a particular entity. Because there can be no assurance which jurisdiction’s fraudulent transfer law would be applied by a court, there can be no assurance as to what standard a court would apply in order to determine insolvency.
If a court determines the Exchange Offers constituted fraudulent transfers, the Exchange Offers could be voided. If the Exchange Offers are deemed a fraudulent transfer, holders of the Preferred Stock that successfully tender their shares may be required to return the consideration received for their Preferred Stock, and such holders would be returned to their original position as a holder of Preferred Stock.
Under the MGCL, the payment of the cash portion of the Cash/New Preferred Stock Portions would be considered an unlawful distribution if, as of the date the cash consideration is transferred to the tendering Preferred Holders and after giving effect to the payment, the Company would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business or its liabilities would exceed its assets.

BACKGROUND OF THE EXCHANGE OFFERS AND THE CONSENT SOLICITATION
Impac Mortgage Holdings, Inc. is a Maryland corporation incorporated in August 1995, which currently operates primarily through its subsidiary — Impac Mortgage Corp. — as a mortgage originator. The mortgage origination business is a scalable business that requires extensive capital to grow. As described below, the Company has been able to weather significant disruptions in the mortgage industry over the last fifteen (15) years, including the housing market crash of 2007, followed by the widespread financial crisis of 2008 and the COVID-19 pandemic of 2020. The Company is now faced with a high inflation rate economy and the highest mortgage interest rate environment since 2008, which has depressed the market for mortgage purchase loans and refinancings. The Company’s most important strategic objectives at this time are to raise new capital and/or explore strategic alternatives (such as mergers, acquisitions and joint ventures, and may include a sale of some or all of the assets or equity of the Company). The Company believes that realigning its equity capital structure as proposed in the Exchange Offers and the Consent Solicitation is essential in order to best position itself to achieve these objectives.
Origins of the Preferred B Stock and Preferred C Stock
In 2004, the Company operated as a real estate investment trust, or REIT. That year, the Company issued two (2) series of Preferred Stock, Preferred B Stock and Preferred C Stock, which were listed for trading on the New York Stock Exchange, or “NYSE.” In May 2004, the Company sold 2.0 million shares of Preferred B Stock with a $25 per share liquidation preference and cumulative preferential quarterly dividend at the annual rate of 9.375%, and, in November 2004, sold 4.0 million shares of Preferred C Stock with a $25 per share liquidation preference and cumulative preferential quarterly dividend at the annual rate of 9.125%. The Company’s underwriters exercised their option to purchase another 300,000 shares of Preferred C Stock in December 2004, for a total issuance of 4.3 million shares of Preferred C Stock. The full terms related to the Preferred B Stock and Preferred C Stock were contained in separate Articles Supplementary (the “2004 Preferred B Articles Supplementary” and the “2004 Preferred C Articles Supplementary,” and together the “2004 Articles Supplementary”).
Housing Market Crash of 2007 and Ensuing Financial Crisis
The historic and unprecedented housing market crash of 2007, which escalated into a global financial crisis, presented significant challenges for the Company. The Company faced increases in delinquencies, foreclosures and credit-related losses; declines in originations, tightening of warehouse credit and the virtual elimination of any market for loan securitizations. To stem mounting losses, the Company acted to preserve capital, including by terminating its election to be taxed as a REIT (which had required it to distribute 90% of its annual profits to stockholders), discontinuing certain operations, resolving repurchase lines, settling $28.5 million of outstanding trust preferred securities for $4.3 million, exchanging another $51.3 million in trust preferred securities for $62.0 million in longer term junior subordinated notes, and reducing operating costs and other liabilities. In November 2008, the NYSE delisted the Common Stock and the Preferred Stock for failure to meet the required minimum trading price. The Company’s net earnings from continuing operations for 2008 declined to $4.7 million. The Company determined that it could no longer afford to pay the $14.9 million per year in cumulative dividends on its Preferred B Stock and Preferred C Stock. To preserve cash, the Company elected not to pay dividends on the Preferred Stock for the fourth quarter of 2008 and first quarter of 2009, and announced, in its annual report in March 2009, that it did not intend to pay dividends on the Preferred Stock for the foreseeable future.
The 2009 Offer
The Company sought to align its costs of operations with its cash flows by taking the actions noted above, and, in 2009, the Company sought to restructure its capitalization by reducing or eliminating the outstanding Preferred B Stock and Preferred C Stock, which would reduce or eliminate its dividend obligations and other restrictive terms. In May 2009, the Company announced a tender offer for the Preferred B Stock and Preferred C Stock in which it offered to purchase the Preferred B Stock for $0.29297 per share and the Preferred C Stock for $0.28516 per share, plus certain accrued and unpaid dividends, subject to closing conditions (“2009 Offer”). One of the closing conditions was that all holders of Preferred Stock who tendered their shares for purchase in response to the 2009 Offer also were required to consent to certain amendments to the 2004 Articles Supplementary that would eliminate certain Preferred Stock rights (the “2009 Article Amendments”) with respect to shares of Preferred Stock that remained outstanding after the 2009 Offer closed.
Specifically, the Company proposed the following 2009 Article Amendments with respect to both the Preferred B Stock and Preferred C Stock, which would: (1) make future dividends on the Preferred Stock non-cumulative; (2) eliminate the provisions prohibiting the payment of dividends on junior stock and prohibiting the purchase or redemption of junior or parity stock if full cumulative dividends for all past dividend periods have not been paid or declared and set apart for payment; (3) eliminate any accrued and unpaid dividends payable upon the liquidation, dissolution or winding up of the Company; (4) eliminate the provision prohibiting the Company from electing to redeem Preferred Stock prior to the fifth year anniversary of the issuance of such Preferred Stock; (5) eliminate the provision prohibiting the Company from redeeming less than all of the outstanding Preferred Stock if full cumulative dividends for all past dividend periods have not been paid or declared and set apart for payment; (6) eliminate the right of holders of Preferred Stock to elect two directors if dividends have been in arrears for six quarterly periods; and (7) eliminate the right of holders of Preferred Stock to consent to or approve the authorization or issuance of preferred stock senior to the Preferred Stock. In addition to making future dividends non-cumulative, the 2009 Article Amendments were intended to eliminate any accumulated and unpaid dividends on the Preferred Stock.
The Company was advised that, in order for the 2009 Article Amendments to become effective, the existing 2004 Articles Supplementary required approval of the 2009 Article Amendments by at 66 2∕3% of the outstanding Preferred B Stock and Preferred C Stock, voting together as a single class. As of the expiration of the 2009 Offer on June 29, 2009, holders of Preferred B Stock and Preferred C Stock, counted together as single class, had tendered an aggregate of approximately 67.7% of the Preferred Stock and consented to the 2009 Article Amendments.
On June 29, 2009, the Company amended the 2004 Articles Supplementary for the Preferred B Stock and Preferred C Stock and purchased the validly tendered and accepted shares. In addition, the Company paid all holders of Preferred Stock (whether the shares were tendered or not) dividends of $1.17 per share of Preferred B Stock and $1.14 per share of Preferred C Stock, which represented the accrued and unpaid dividends for the quarters ending December 31, 2008 and March 31, 2009.
Litigation Related to 2009 Offer
On December 7, 2011, a purported class action was filed in the Circuit Court of Baltimore City (“Circuit Court”) entitled Curtis J. Timm, et al. v. Impac Mortgage Holdings, Inc., et al., on behalf of holders of the Company’s Preferred B Stock and Preferred C Stock who did not tender their stock in the 2009 Offer, challenging the validity of the transaction (the “Maryland Action”). The Maryland Action asserted claims aiming to invalidate the 2009 Offer transaction, including that the Company failed to receive the requisite number of votes to amend the 2004 Preferred B Articles Supplementary, that the consents of the holders of Preferred B Stock and Preferred C Stock to amend the 2004 Articles Supplementary were not effective, and that the Company’s Board of Directors breached their fiduciary duties by recommending and approving the 2009 Offer. The Maryland Action sought a judicial declaration that the 2009 Article Amendments were ineffective, reinstatement of cumulative dividends on the Preferred B Stock and Preferred C Stock, payment of additional dividends that would have been required if the 2004 Articles Supplementary had remained in effect after June 29, 2009 (due to the Company’s purchase of certain Preferred Stock before year end 2009), the election of two directors by the holders of Preferred B Stock and Preferred C Stock, punitive damages and legal expenses.
In 2013, the Company and the individual defendants prevailed on a motion to dismiss all claims, except the claim that the Company had failed to receive the requisite number of votes to amend the 2004 Preferred B Articles Supplementary and related remedies. All claims made on behalf of the holders of Preferred C Stock and all claims against individual defendants were dismissed. The case proceeded to discovery and cross-motions for summary judgment on the remaining primary dispute as to whether the 2004 Preferred B Articles Supplementary required the approval of the holders of two-thirds (2/3rds) of the Preferred B Stock, voting as a separate class, in order to make the 2009 Article Amendments to the 2004 Preferred B Articles

Supplementary, which was the plaintiff’s position, or required the approval of the holders of two-thirds (2/3rds) of the Preferred B Stock and Preferred C Stock, voting together as a single class, which was the Company’s position.
The Circuit Court entered a Judgment Order (“Judgment Order”) on July 16, 2018 (amended on July 24, 2018), whereby it entered a partial final judgment: (1) in favor of the Company and all other defendants on all claims on behalf of the holders of Preferred C Stock and all claims against all individual defendants, thereby affirming the validity of the 2009 Article Amendments to the 2004 Preferred C Articles Supplementary; (2) declaring its interpretation of the voting provision language in the 2004 Preferred B Articles Supplementary to mean that consent of the holders of two-thirds (2/3rds) of the Preferred B Stock, voting as a separate class, was required to approve and amend the 2009 Article Amendments to the 2004 Preferred B Articles Supplementary, which was not obtained, thus rendering the amendments invalid and leaving the 2004 Preferred B Articles Supplementary continuously in effect; (3) ordering the Company to hold a special election within sixty (60) days for the holders of Preferred B Stock to elect two directors to the Board of Directors pursuant to the 2004 Preferred B Articles Supplementary (who would remain on the Board until all accumulated dividends on the Preferred B Stock have been paid or set aside for payment); and (4) declaring that the Company is required to pay three quarters of dividends on the Preferred B Stock under the 2004 Preferred B Articles Supplementary (approximately $1.2 million), but did not order the Company to make any payment at that time (the “Outstanding 2009 Dividends”). The Circuit Court declined to certify any class pending the outcome of appeals and certified its partial Judgment Order for immediate appeal.
Following this Judgment Order, in the third quarter of 2018, the Company reported in its financial statements the approximately $1.2 million accrual for the Outstanding 2009 Dividends and the undeclared Preferred B Stock dividends in arrears, which, at approximately $390,000 per quarter since 2009, total $19.5 million as of March 31, 2022.
The Company appealed from the Judgment Order and co-Plaintiff Curtis Timm (“Timm”) cross-appealed to the Court of Special Appeals (“CSA”). After briefing and argument, the CSA issued an opinion on April 1, 2020, affirming the Circuit Court’s judgments. Specifically, the CSA affirmed judgment in favor of the Company and other defendants on all claims involving Preferred C Stock and affirmed judgment in favor of plaintiffs on the Preferred B Stock voting rights interpretation, finding that the voting rights language in the 2004 Preferred B Articles Supplementary required consent of the holders of two-thirds (2/3rds) of the Preferred B Stock, voting as a separate class, to amend the 2004 Preferred B Articles Supplementary in 2009.
The Company filed a petition for a writ of certiorari to the Maryland Court of Appeals (“Court of Appeals”) seeking review of the voting rights decision, which was granted. Neither of the two co-Plaintiffs sought further review. The Court of Appeals issued its decision on July 15, 2021, affirming the decisions of the Circuit Court and the Court of Special Appeals granting summary judgment in favor of the plaintiffs on the Preferred B Stock voting rights language interpretation. Accordingly, the 2009 Article Amendments to the 2004 Preferred B Articles Supplementary were not validly adopted and the 2004 Preferred B Articles Supplementary remained in effect.
On August 17, 2021, the Court of Appeals issued its mandate returning the case to the Circuit Court for final proceedings on certain open issues, discussed below. On October 25, 2021, the case was assigned to a judge of the Circuit Court to oversee final disposition of outstanding issues.
On remand, the Circuit Court directed the parties to submit briefs on any outstanding issues. The two co-Plaintiffs (Timm and Camac Fund LP or “Camac”) filed motions taking differing positions regarding certification of a Preferred B Stock class (the “Class”), appointment of a Class representative and Class counsel, notice to the Class regarding payment of the Outstanding 2009 Dividends and any award of attorney’s fees to Plaintiffs’ counsel from future dividends, and Timm also sought additional remedies, which the Company opposed. After a hearing on February 18, 2022, the Circuit Court took all such matters under submission and has not yet issued any rulings. The Company can take no action with respect to the Outstanding 2009 Dividends until the Circuit Court rules.
After the Court of Appeals decision became final, Camac called upon the Company to hold a special meeting of the holders of Preferred B Stock for the election of two directors (“2021 Special Meeting”)

under the 2004 Preferred B Articles Supplementary. The 2021 Special Meeting was convened on October 13, 2021, and then adjourned by a vote of all shares present due to lack of a quorum sufficient for the election of directors. The 2021 Special Meeting was reconvened November 23, 2021 and again on January 6, 2022 where, each time, a quorum was not present and, as such, the meeting was adjourned. Currently, no directors have been elected by the holders of Preferred B Stock and no further special meetings have been requested by any holders of Preferred B Stock.
Settlement Discussions Related to Maryland Action
During the course of the Maryland Action, which commenced in 2011 and still has not been brought to final conclusion eleven (11) years later, there have been a number of unsuccessful attempts by the parties to settle the dispute consensually, including redemption or exchange of the Preferred Stock for cash, securities or a combination of cash and securities. Large holders of Preferred C Stock have also been involved in some of these discussions. No consensus was ever reached among the parties or other large holders of Preferred B Stock to settle the Maryland Action.
Pre- and Post-Onset of COVID-19 Pandemic
The Company faced new operational and financial headwinds in 2018, recording a net loss of $145.4 million, primarily due to the write-down of the entire goodwill of its retail origination unit, CashCall Mortgage. The Company took actions that improved its financial position and, by the end of 2019, just prior to the outbreak of the COVID-19 pandemic, recorded an annual net loss of $8.0 million. During 2019, the Company originated $4.5 billion in loans, and by the end of the year held $4.9 billion in its mortgage-servicing portfolio and had $25 million in unrestricted cash on its balance sheet.
The Company entered 2020 building on the strong momentum gained over the prior year repositioning the Company, which quickly reversed course following the outbreak of the COVID-19 pandemic and stay-at-home orders in March 2020. The Company decided to temporarily cease all lending operations and furloughed the majority of its workforce. Given the significant market dislocation caused by the COVID-19 pandemic, the Company initiated the following actions to successfully deleverage the consolidated balance sheet and reduce our risk profile, while prioritizing the preservation of liquidity and long-term value for our capital partners and stakeholders:
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entered into amendments with the holders of its Convertible Debt, originally due May 8, 2020 in the original aggregate principal amount of $25 million, to extend the term by an additional six (6) months to November 9, 2020 and reduce the interest rate from 7.5% to 7%;

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completed of the sale of $4.2 billion in unpaid principal balance of Freddie Mac mortgage servicing rights;

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satisfied all margin calls due under its To Be Announced hedging agreements, and its warehouse lending and repurchase facilities;

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satisfied all obligations under its warehouse lending and repurchase facilities, reduced capacity from $1.7 billion to $600.0 million and reduced warehouse counterparties from six (6) to three (3); and

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materially reduced exposure to warehouse borrowings and the Company’s corresponding loans held for sale (“LHFS”). By May 31, 2020, the Company reduced its warehouse balance to approximately $10.0 million, down from $701.6 million at 2019 year-end, and reduced LHFS to $30.8 million, down from $782.1 million at 2019 year-end.

In June 2020, the Company began originating loans again through its retail-lending channel and, in the fourth quarter, began originating loans through its wholesale channel. In the fourth quarter of 2020, in an effort to preserve much-needed capital, the Company entered into an amendment with the holders of its Convertible Debt to pay down the principal balance from $25 million to $20 million in exchange for extending the maturity date on the remaining balance an additional eighteen (18) months, until May 9, 2022. For fiscal year 2020, the Company reported a net loss of $88 million with $54 million in unrestricted cash on its balance sheet.

In 2021, the second year of the COVID-19 pandemic, the Company successfully expanded its recently re-launched wholesale lending channel, increasing originations to $262 million in the fourth quarter of 2021, from approximately $57 million in the fourth quarter of 2020. The successful expansion of the wholesale lending channel helped to offset the decline seen within the retail channel, where originations declined to $497 million in the fourth quarter of 2021, from $753 million in the fourth quarter of 2020, brought about as the Company managed to the risks inherent in an aggregation distribution model.
As a result of the financial performance and significant challenges the Company endured during the preceding two years, in 2021 the Company accelerated its initiatives to explore strategic alternatives, including potential mergers and acquisitions, the sale of some or all of the assets or equity of the Company, and capital raises from debt and equity. The Company engaged an investment banker to assist in these efforts, which contacted approximately twenty (20) prospective counterparties, including mortgage companies, REITs, investors, and private equity firms, with limited interest due, in part, to the Company’s existing capital structure. With respect to a capital raise, the Company received a couple of indications of interest, which included terms with significant interest rates on debt investments coupled with highly dilutive equity demands, however no final proposals were received. In regards to merger activity, the efforts did result in a nonbinding term sheet from a potential acquirer, which the Board of Directors approved on July 19, 2021. However, one of the acquirer’s primary conditions to close the transaction was elimination of the Preferred Stock, with a cap on how much cash from its balance sheet the Company could use to accomplish this closing condition. The Company re-engaged in conversations with holders of the Preferred B Stock, but it was evident early on that the amount of cash available would not meet their demands. These efforts failed and no further action was taken with respect to the potential acquisition past the non-binding term sheet stage.
The final decision by Court of Appeals in August 2021, while disappointing to the Company, gave some certainty regarding the Company’s capital structure and the position of the Preferred B Stock. It had become clear to the Company in its unsuccessful efforts to pursue a sale, merger or other strategic transaction, or a capital raise, that the Preferred Stock was a significant impediment to the Company’s ability to move forward with efforts to grow the business and regain profitability or complete a sale or strategic transaction. The Company arranged a meeting with significant holders of Common Stock, Preferred Stock and the Convertible Debt in mid-November 2021 to discuss the Company’s current financial status, its projected status given current market conditions and also the efforts made to raise capital or seek a buyer or strategic transaction partner, which were prohibitive due to the existence of the Preferred Stock. As a condition to attend the meeting, each party was required to execute a non-disclosure agreement with the Company. Although constructive conversations were had during and following this meeting, efforts failed and discussions ended in late November 2021.
Despite these disappointments, the Company was able to take advantage of historically low interest rates and the growth in the wholesale channel to close fiscal year 2021 with approximately $3.9 million in net losses, albeit with only $30 million in unrestricted cash.
Developments in 2022
Mortgage interest rates, which had been at historical lows since the second quarter of 2020, began to increase rapidly at the beginning of 2022, presenting new challenges to the Company’s lending operations. The Company shifted its focus on monetizing assets by selling its residual interests in its long-term mortgage portfolio to generate operating capital. The Company successfully negotiated a sale of those interests for $37.5 million, which was finalized and received in March 2022. As a result, the Company ended the first quarter of 2022 with unrestricted cash of $71 million, notwithstanding a net loss for the same quarter of approximately $12 million.
During the first quarter of 2022, major holders of the Preferred B Stock initiated communications with both the Company and with major holders of Common Stock and Convertible Debt to re-open discussions regarding resolution of the Company’s Preferred Stock in its capital structure. Management informed the Board of Directors at its February 14, 2022 meeting, which authorized management to pursue the discussion with holders of Preferred B Stock and Preferred C Stock.
Meetings and discussions among several parties began in late February 2022, including major holders of Common Stock, Preferred Stock and the Convertible Debt. Management provided a further update to the Board of Directors on March 1, 2022, that an agreement on terms of a proposed resolution could be possible in the coming weeks. Discussions continued, focusing on restructuring terms that would involve an exchange and subsequent redemption of Preferred Stock for Common Stock, payment of some cash consideration and an extension of the $20 million of Convertible Debt, which at that time was due to mature in full on May 9, 2022. Management provided updated proposed restructuring terms to the Board on March 22, 2022, which authorized management to seek terms to finalize an agreement. On April 18, 2022, management presented the proposed final terms which were approved by the Board of Directors and documented in a non-binding term sheet executed by the Company and major holders of Preferred Stock on April 18, 2022. This term sheet contemplated that the Company would conduct an exchange offer for outstanding shares of Preferred Stock in exchange for cash, shares of Common Stock and, in the case of Preferred C Stock, warrants, and amend the terms of the Preferred Stock to permit the redemption of any shares of Preferred Stock that did not participate in the exchange offer for the consideration paid to participants in the exchange offer, and that major holders of Preferred Stock and holders of the Convertible Promissory Notes agreed to vote in favor of such amendments.
Thereafter, in negotiation with major holders of Preferred Stock and their legal counsel, work began to prepare binding transaction documents, including a Voting Agreement and amendments to the Convertible Debt. On April 28, 2022, the Board of Directors approved the terms of a binding Voting Agreement and amendments to the Convertible Debt, which were executed by the relevant parties. The amendments to the Convertible Debt would require the Company to pay $5 million on May 9, 2022 (in lieu of the $20 million payment which would have been due), reducing the outstanding principal balance to $15 million, and extending the payment dates for the remaining balance over three years, with $5 million payments due each May 9th. The extended payment schedule is conditioned, however, upon satisfaction of certain conditions related to the Exchange Offers and Consent Solicitation by October 31, 2022, otherwise, the full outstanding balance of $15 million will become due and payable on November 9, 2022.
In mid-May 2022, the Company re-engaged with the parties who had executed the Voting Agreement to discuss an amendment that would permit the contemplated exchange offer and related proposed redemption to close in the event the Company were to be barred under Maryland law from paying the cash portion of the proposed consideration, assuming all other prior conditions to close were met. Following weeks of discussion among the parties and their legal counsel, on June 21, 2022, management presented to the Board of Directors the proposed final amendment of the Voting Agreement, outlining the structure of the Exchange Offers and Consent Solicitation and the Proposed Amendments, which was approved by the Board of Directors. The parties executed the amendment to the Voting Agreement that same day.
As of [•], 2022, holders of [•]% of our outstanding Preferred B Stock, holders of [•]% of our outstanding Preferred C Stock and holders of [•]% of our outstanding Common Stock have entered into voting agreements agreeing to consent to the Proposed Amendments and certain matters relating to the Exchange Offers.
On July 13, 2022, the Board of Directors approved the terms of the Exchange Offers and the filing of this Proxy Statement and the corresponding Registration Statement.
Board’s View of Negative Effect on Business if the Exchange Offers and Consent Solicitation are not Completed
If the Exchange Offers and Consent Solicitation are not successfully completed, we believe that there may be near-term and long-term negative effects on our business, results of operations, and financial position, including the potential inability to satisfy our liabilities and the long-term dividend-related cash requirements of our Preferred Stock and obligations pursuant to the terms of our junior subordinated notes.
In addition, if the Exchange Offers and Consent Solicitation are not successfully completed, the Preferred Stock will remain issued and outstanding, and entitled to all of the preferential rights associated with the Preferred Stock as further described in the section titled “Description of Securities — Preferred B Stock and Preferred C Stock.” The holders of the Preferred B Stock will continue to be entitled to the applicable cumulative dividend and the holders of Preferred B Stock and Preferred C Stock will be entitled to liquidation preferences. Given our current financial condition, we currently do not intend to pay future dividends on the Preferred Stock and, as a result of our failure to pay dividends on the Preferred B Stock for six (6) or more consecutive quarters, the Preferred B Stock is entitled to elect two directors to our Board of Directors.

The Preferred Stock is entitled to receive $25.00 per share (before any payments are made to the holders of our Common Stock and any other junior stock) upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs and, upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the Preferred B Stock is entitled to any accumulated and unpaid dividends (whether or not declared), which continue to accumulate. Any liquidating distributions to capital stock are subject to payments on outstanding indebtedness. If our available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Preferred Stock and any other parity stock, then the holders of the Preferred Stock and any other parity stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. The aggregate liquidation value of the Preferred Stock is approximately $71.3 million, including $19.5 in accumulated and unpaid dividends on the outstanding shares of Preferred B Stock as of March 31, 2022.
As of March 31, 2022, the Company had stockholders’ equity of $6.7 million, with an aggregate of $262.8 million of total liabilities. If the Exchange Offers and subsequent Special Redemption of the Preferred B Stock are consummated, approximately $19.5 million in accumulated and unpaid dividends on the Preferred Stock (through March 31, 2022) will not be paid, no further dividends on the Preferred B Stock will accumulate, and, assuming that we complete the Special Redemptions of any remaining Preferred Stock after the consummation of the Exchange Offers, the Preferred Stock will be eliminated, including its liquidation preference.
Consummation of the Exchange Offer for the Preferred B Stock will not prejudice the right of any holder of Preferred B Stock to receive the Outstanding 2009 Dividends contemplated by the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al., which is approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary.
If the Exchange Offers and Consent Solicitation, and subsequent Special Redemptions of any remaining Preferred Stock, are not successfully completed, the Preferred Stock will continue to rank senior to our Common Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up and be entitled to a larger amount of our assets. and the undeclared dividends on the Preferred B Stock will continue to accumulate quarterly unless and until declared and set aside or paid, in whole or in part, by the Board of Directors. Unless full cumulative dividends are paid on the Preferred B Stock, no dividends (other than in shares of Common Stock) or distributions can be paid and shares of Common Stock nor can any shares of Preferred Stock be redeemed, purchased or otherwise acquired. If the Exchange Offers and Consent Solicitation, and subsequent Special Redemptions of any remaining Preferred Stock, are not successfully completed, our ability to make distributions to holders of Common Stock will remain limited.
We currently do not have the financial resources to pay the accrued and unpaid dividends on our outstanding Preferred B Stock. While accrued dividends remain outstanding and unpaid on the Preferred B Stock, and in light of the liquidation preference of the outstanding Preferred Stock, we have not been able to, and may not in the future be able to, raise additional capital on terms, including interest rate and potential dilution, that our Board of Directors believes are in the best interests of our Company, attract additional investors or satisfy our outstanding obligations.
Although the New Preferred Stock, if issued, also will rank senior to our Common Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution and winding up, the aggregate liquidation preference of the New Preferred Stock, if issued, will not exceed approximately $3.5 million at the time of issuance, and will increase by approximately $286,000 per year if we do not pay dividends on the New Preferred Stock. We believe that replacing the approximately $71.3 million aggregate liquidation value of the Preferred B Stock and Preferred C Stock with the cash or New Preferred Stock, as applicable, Common Stock and warrants payable in connection with the Exchange Offers, and subsequent Special Redemptions of any remaining shares of Preferred Stock for the same consideration paid in the Exchange Offers, will allow us to attract additional investors on more favorable terms than we have been able to obtain.
As a result, we believe that there could be significant adverse consequences to the Company if the contemplated Exchange Offers and the related Special Redemptions of our Preferred B Stock and Preferred

C Stock are not successfully completed. If the required approvals from holders of both the Preferred B Stock and Preferred C Stock, as well as the Common Stock, are not received, and/or we are not able to otherwise complete the Exchange Offers and the related Special Redemptions, then we may not be able to meet our financial or business objectives. In light of the continuing turmoil in the mortgage market and rising interest rates, our ability to continue our operations is dependent upon our ability to raise capital, successfully implement our strategic initiatives and engage in operations that contribute sufficient additional cash flow to enable us to meet our current and future expenses. Our future financial performance and success are dependent in large part upon our ability to implement our contemplated strategies successfully. Our ability to raise future capital may be dependent on third parties who, in the past, have either been hesitant to lend or invest in the Company due to the capital structure of the Company, including the Preferred B Stock and Preferred C Stock, or have offered terms which our Board of Directors has determined are not in our best interests. To the extent the Exchange Offers and the related Special Redemptions are not successful in eliminating our outstanding Preferred Stock, we may be unable to raise the additional capital required to permit us to implement our strategic initiatives and continue our operations as planned, thereby requiring us to further reduce our operating costs and expenses so that our income can cover those costs and expenses. If we are not able to complete the Exchange Offers and the related Special Redemptions and improve our near-term liquidity, we also will need to consider other restructuring alternatives available to us at that time. Those alternatives may include, but are not limited to, (i) the transfer of certain of our assets to our lenders to fulfill our obligations, (ii) the sale of profitable assets or of the Company, (iii) a distribution or spin-off of profitable assets, (iv) liquidation or distribution of our assets, (v) alternative offers to exchange our outstanding securities and debt obligations, (vi) the incurrence of additional debt, (vii) obtaining additional equity capital on terms that may be onerous or highly dilutive, and/or (viii) joint ventures.
In addition, the holders of our outstanding $15 million in Convertible Debt have extended the maturity date of the Convertible Debt until May 9, 2025 (with three (3) principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), conditioned on our completion of the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt will be due on November 9, 2022, which also could have a material adverse effect on our business and financial position. We additionally believe that with an improved capital structure there are multiple business opportunities we can pursue to enhance stockholder value that have not previously been feasible due to our ongoing obligations under our debt instruments and our Preferred Stock.
Value of Purchase Price for Exchange Offers and Approvals
We have not undertaken a valuation with respect to the purchase price for the Exchange Offers. Our Board of Directors has made no determination that the purchase price represents a fair valuation of the Preferred Stock. We did not retain any independent representative or consultant to render a fairness opinion or to provide any analysis of fairness in connection with the approval of the Exchange Offers and Consent Solicitation. As discussed above, the terms of the Exchange Offers and the Proposed Amendments were the result of negotiations with holders of Preferred B Stock and Preferred C Stock.
Among other conditions, consummation of the Exchange Offer for each series of Preferred Stock is conditioned on at least 66 2∕3% of the outstanding shares of both series of Preferred Stock being tendered in the Exchange Offers and not withdrawn and/or consenting to the Exchange Offer and the Proposed Amendments. All of the outstanding shares of Preferred B Stock and Preferred C Stock are entitled to vote in the Consent Solicitation. Holders of [•]% of our outstanding Preferred B Stock and holders of [•]% of our outstanding Preferred C Stock have entered into voting agreements agreeing to vote their shares in favor of the Proposed Amendments. The Exchange Offer for each series of Preferred Stock is also conditioned on the minimum participation level for the other series of Preferred Stock being achieved, and the Company may close the Exchange Offer for each series for which the Individual Series Minimum Condition is satisfied only if the Exchange Offer for the other series also meets the Individual Series Minimum Condition.
Completion of each of the Exchange Offers also requires the approval by holders of Common Stock entitled to cast a majority of all the votes entitled to be cast on the proposal to approve the Proposed Amendments, and the approval by holders of our Common Stock of the issuance of shares of Common Stock in the Exchange Offers, which, in the aggregate, will constitute more than 20% of the outstanding shares of our Common Stock, by a majority of the votes cast on the proposal, as required by Maryland law, our Charter, our Bylaws and the rules of the NYSE American (which we are seeking concurrently with the Exchange Offers and the Consent Solicitation).
The following provides a summary of the future dividends scheduled to accumulate on the currently outstanding Preferred B Stock over the next five (5) years assuming no cash dividend payments are made thereunder after the date of this Proxy Statement and the Exchange Offers are not completed.
Dividend Entitlements of Preferred B Stock:
(in millions)	2022	2023	2024	2025	2026
Balance, January 1	$19.1	$20.7	$22.3	$23.9	$25.5
Accumulated and unpaid Preferred Stock dividends	$1.6	$1.6	$1.6	$1.6	$1.6
Balance, December 31	$20.7	$22.3	$23.9	$25.5	$27.1
Certain Considerations by the Board of Directors
Generally, in considering, and reviewing the terms of, the Exchange Offers and the Consent Solicitation, the Board of Directors considered the following factors among others:
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The magnitude of the Company’s existing accumulated and unpaid dividends on the Preferred B Stock; the magnitude of the future dividend entitlements on the Preferred B Stock and the rate at which unpaid dividends would accumulate over the coming years;

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The expectation that the Company’s cash flow is unlikely to allow the Company to pay accumulated and accumulating dividends to the holders of Preferred B Stock in the foreseeable future;

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The existing and accumulating dividends, as well as the liquidation preferences associated with the Preferred Stock, has and is expected to continue to impede the Company’s ability to pursue strategic opportunities, and, if not resolved, will likely prevent the Company from raising additional capital in the future on terms that the Company’s Board of Directors believes to be in the best interests of the Company;

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Based on information provided to the Board of Directors by management, the Board of Directors believed the value of the consideration offered to the holders of the Preferred Stock would initially be less than the liquidation preference and accumulated and unpaid dividends associated with the Preferred Stock, which, with respect to the Preferred B Stock, was an aggregate of approximately $36.1 million, and with respect to the Preferred C Stock was an aggregate of approximately $35.1 million, as of March 31, 2022;

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The value of the consideration offered to the holders of Preferred Stock, which, before the announcement of the recapitalization, was $[•] per share of Preferred B Stock and $[•] per share of Preferred C Stock based on a closing price of $[•] per share of Common Stock (which was the closing price per share of Common Stock on [•], 2022) and assuming the warrants are not in-the-money;

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If the Exchange Offers and the Consent Solicitation are not successful, the Company may not be able to meet its financial obligations, and that could result in a material adverse effect on the Company;

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The overall financial condition of the Company and the impact of the Exchange Offers and the Consent Solicitation, which transactions should increase the value to all stockholders, including those who were holders of Preferred Stock at the time of the Exchange Offers and the Consent Solicitation, over time;

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The Exchange Offers and the Consent Solicitation will be accretive to our earnings per share, the book value per share of our Common Stock, as well as the liquidation value per share of our Common Stock, which will be beneficial to the holders of Common Stock, including those who were holders of Preferred Stock at the time of the Exchange Offers and the Consent Solicitation;

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The holders of Preferred Stock will forfeit all rights to receive accumulated and unpaid dividends and the liquidation preference on the Preferred Stock, though the Board of Directors discussed that it is unlikely that these amounts will be paid regardless of whether the Company consummates the Exchange Offers and the Consent Solicitation;
•
The amounts that holders of Preferred Stock would receive if we were to liquidate as of March 31, 2022, compared to the liquidation preferences of the Preferred Stock;

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The holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock, or holders of at least 443,728 shares of Preferred B Stock and 936,724 shares of Preferred C Stock must each consent to the Exchange Offer and the Proposed Amendment for their series of Preferred Stock to be exchanged;

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The holders of a majority of the outstanding shares of Common Stock must approve the Proposed Amendments, and the issuance of shares of Common Stock in the Exchange Offers must be approved by holders of our Common Stock by a majority of the votes cast on the proposal;

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The Company has not undertaken a valuation with respect to the purchase price for the Exchange Offers; the Board of Directors has made no determination that the purchase price represents a fair valuation of the Preferred Stock and the Company did not retain any independent representative or consultant to render a fairness opinion or to provide any analysis of fairness in connection with the approval of the Exchange Offers and Consent Solicitation;

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The terms of the Exchange Offer were the result of negotiations with holders of both series of Preferred Stock;

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Neither the Company nor the Board of Directors, our officers or our employees will make any recommendations to the holders of Preferred Stock to tender their Preferred Stock shares in the Exchange Offers and each holder of Preferred Stock must make an independent investment decision if that holder wants to participate in the Exchange Offers and the Consent Solicitation;

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Holders of Preferred Stock who elect not to tender their shares of Preferred Stock into the Exchange Offer for their series of Preferred Stock would have their shares redeemable by the Company into the Preferred B Remainder Consideration and the Series C Remainder Consideration if the Exchange Offer for their series of Preferred Stock is consummated;

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The terms of the New Preferred Stock, if issued, including the liquidation preference and dividend rate of the New Preferred Stock and that it will rank senior to our Common Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution and winding up;

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The Exchange Offers and the Consent Solicitation were approved unanimously by all of the members of the Board of Directors of the Company;

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An unaffiliated representative was not engaged by the Board of Directors to act solely on behalf of the holders of Preferred Stock or Common Stock for purposes of negotiating the terms of the Exchange Offers and the Consent Solicitation;

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The uncertainty of the current- and post-COVID-19 business environment; the broad range of adjusted EBITDA outcomes in the near term; and the lack of clarity with respect to the period of time it would likely take for the mortgage industry in general, and the Company’s operations in particular, to return to pre-crisis occupancy and cash flow levels;

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The Company’s current forward cash projection;

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The fact that the holders of Preferred B Stock are entitled to elect two (2) directors to our Board of Directors so long as we are not current on dividends on our Preferred B Stock for six (6) or more consecutive quarters;

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The extent of dilution of existing holders of Common Stock implicated by the Exchange Offers and the Consent Solicitation, both in the short term and over a period of years;

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The extent to which a larger Common Stock public equity float could facilitate the raising of capital in the future and benefit the future growth of the Company; and

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That holders of the Preferred Stock had a priority over the holders of Common Stock as to dividends (and as to any distribution or liquidation), and if this priority were eliminated through a recapitalization transaction, that holders of the Preferred Stock would need to receive some compensation in order to participate in the Exchange Offers and the Consent Solicitation.

The Board of Directors considered the facts above, and weighed the costs and risks, including the transaction costs associated with the Exchange Offers and the Consent Solicitation, as well as the risks of not completing the Exchange Offers and the Consent Solicitation.
Conclusion of the Board of Directors
After reviewing the above circumstances and factors relating to the Exchange Offer and Consent Solicitation with management, and with advice from legal counsel, the Board of Directors concluded at the July 13, 2022, meeting that the potential advantages and gains of conducting the Exchange Offers and Consent Solicitation outweigh the possible disadvantages and costs. The Board of Directors also unanimously concluded that the Exchange Offers are advisable and in the best interests of the Company.
The foregoing summary of the review by the Board of Directors is not intended to be exhaustive but, rather, includes material factors considered by the Board of Directors. In reaching its decision to approve the Exchange Offers and the Consent Solicitation, the Board of Directors did not attempt to quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Board of Directors considered all factors as a whole, and, overall, considered them to be favorable to, and to support, the determination to approve the proposed Exchange Offers and the Consent Solicitation. The Board of Directors does not make any recommendation to the Preferred Holders as to whether or not they should, individually or in the aggregate, participate in the Exchange Offers.
Interests of Certain Stockholders
As of June 30, 2022, Todd M. Pickup and Richard H. Pickup, and their respective affiliates (collectively, the “Pickups”) beneficially owned approximately 13.1% and 30.4%, respectively, of our outstanding Common Stock. Their beneficial ownership includes 296,512 shares and 401,163 shares of our Common Stock that Todd Pickup and Richard Pickup, respectively, has the right to acquire at any time by converting the outstanding $15.0 million in principal balance of Convertible Debt at the initial conversion price of $21.50 per share. Additionally, their beneficial ownership also includes 85,060 and 116,957 warrants that Todd Pickup and Richard Pickup, respectively, has the right to acquire at any time by converting the warrants that expire April 15, 2025, at a cash exercise price of $2.97 per share. The Pickups, as the holders the holders of our outstanding $15 million in Convertible Debt, have agreed to extend the maturity date of the Convertible Debt until May 9, 2025 (with three principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025) conditioned upon our completion of the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt owed to the Pickups will be due on November 9, 2022. To our knowledge, none of our directors, executive officers or greater than five percent (5%) holders of our Common Stock hold any shares of our Preferred Stock.
Other Plans
If we are able under applicable law and the terms of our other obligations to pay cash as part of the Cash/New Preferred Stock Portions of the Exchange Offers we would fund such cash (and the cash component of the Preferred Stock Remainder Consideration) with cash on hand.
We do not otherwise, with the exception of the Exchange Offers and the amendment to extend the maturity of our Convertible Debt, have any current plans, proposals or negotiations that would result in any material change in our corporate structure or business. We do not have any plans, proposals or negotiations which would relate to or result in our Common Stock becoming eligible for termination of registration under section 12(g)(4) of the Exchange Act. We do not otherwise, except as otherwise disclosed in this prospectus/consent solicitation, have any plans, proposals or negotiations underway that relate to or would result in:

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any extraordinary transaction, such as a merger, reorganization or liquidation, involving our company;

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any purchase, sale or transfer of a material amount of our assets;

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any material change in our present indebtedness or capitalization;

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any change in our present Board of Directors or management;

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any other material change in our business;

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any class of our equity securities becoming eligible to be delisted from a national securities exchange or ceasing to be authorized to be quoted in an automated quotations system operated by a national securities association;

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any class of our equity securities becoming eligible for termination of registration under section 12(g)(4) of the Exchange Act;

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the suspension of our obligation to file reports under section 15(d) of the Exchange Act;

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the acquisition by any person of any material amount of additional securities of our Company, or the disposition of any material amount of securities of our company; or

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any changes to our Charter.

Notwithstanding the foregoing, we reserve the right to change our plans and intentions at any time, as we deem appropriate.

THE EXCHANGE OFFERS AND THE CONSENT SOLICITATION
General
Upon the terms and subject to the conditions of the Exchange Offers described in this Proxy Statement, we are offering the Preferred Holders the opportunity to exchange each outstanding share of the following series of Preferred Stock for the consideration defined below:
Security	CUSIP	Symbol	Shares Outstanding	Cash/New Preferred Stock Per Share	Common Stock Per Share
9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	45254P300	IMPHP	665,592	$5.00 in cash or, if the
payment of cash would cause
us to violate the Cash
Consideration Restrictions
described below, fifty (50)
shares of New Preferred
Stock, subject to reduction
and/or partial escrow and as
				more fully described below.	Twenty (20) shares of newly issued Common Stock, subject to reduction and/or partial escrow and as more fully described below.
9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share	45254P409	IMPHO	1,405,086	$0.10 in cash or, if payment of cash would cause us to violate the Cash Consideration Restrictions described below, one (1) share of New Preferred Stock, as more fully described below.	1.25 shares of newly issued Common Stock and 1.5 warrants to purchase 1.5 shares of Common Stock at an exercise price of $5.00 per share, as more fully described below.
A violation of the Cash Consideration Restrictions would occur upon the closing of the Exchange Offers if the payment of the cash consideration described above in exchange for all of the shares of Preferred B Stock and Preferred C Stock tendered in the Exchange Offers would cause (a) the Company to violate the restrictions on payment of distributions to stockholders under section 2-311 of the MGCL, (b) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (c) the Company to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency.
Under section 2-311 of the MGCL, a Maryland corporation generally cannot make any type of distribution to its stockholders, including a redemption or repurchase of stock in exchange for cash, other assets or indebtedness of the corporation, if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or if the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless its charter permits otherwise (which our charter does not), the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Notwithstanding this restriction, a Maryland corporation may make a distribution from: (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for its preceding eight fiscal quarters even if, after such distribution, the corporation’s total assets would be less than its total liabilities, if, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of its business. Although a final determination will be made by the Board of Directors upon the expiration of the Exchange Offers, we currently anticipate that, at the time of closing of the Exchange Offers, the payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions and that we will issue New Preferred Stock in lieu of cash in the Exchange Offers.

Motions for class certification are pending before the Circuit Court of Baltimore City in the Plaintiff B Class Motion. If granted, we believe that class counsel will request a court award of attorney’s fees and costs, a portion of which may be payable from the Preferred B Consideration and the Preferred B Remainder Consideration. If such a motion is granted in full before the closing of the Exchange Offers, payment of the attorney’s fees and costs awarded may reduce the Preferred B Consideration by the pro rata per-share amount of such award. If such a motion has been filed but has not been decided before the closing of the Exchange Offers, we may pay the portion of the Preferred B Consideration sought pursuant to such motion into an escrow account. Once all claims relating to such motion have been determined, we will direct the escrow agent to pay such attorney’s fees or other awards directly to the recipients thereof as determined by the court and, following such payment, to distribute any remaining funds in the escrow account to the holders of Preferred B Stock who participated in the Exchange Offer or whose shares have been redeemed pursuant to the Special Redemption of the Preferred B Stock.
No fractional shares of Common Stock or New Preferred Stock will be issued in the Exchange Offers. In lieu of any fractional share of Common Stock or New Preferred Stock to be issued in the Exchange Offers, any fraction of a share of Common Stock or New Preferred Stock will be rounded up to the next whole share of Common Stock or New Preferred Stock, as applicable. No fractional warrants will be issued in the Exchange Offer. If a holder of Preferred C Stock would be entitled to receive a fractional warrant in the Exchange Offer, the Company will round the warrant down to the nearest whole number of warrants to be issued.
Holders of shares of Preferred Stock exchanged in the Exchange Offers will receive only the applicable Preferred Stock Consideration (including, in the case of the Preferred B Consideration, subject to reduction and/or partial escrow in connection with the Plaintiff B Class Motion as described above). We will have no obligation to pay or make allowance for, and will not make any other payment or allowance for, the liquidation preference of, or any accrued and unpaid dividends on, any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the Exchange Offer) in connection with the repurchase of any shares of Preferred Stock pursuant to the Exchange Offers. The repurchase of the Preferred B Stock as contemplated by the Exchange Offers will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v. Impac Mortgage Holdings, Inc., et al., relating to the payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary
The total aggregate consideration offered under the Exchange Offers is approximately (i) $3,468,469 in cash or, if payment of cash would cause us to violate the Cash Consideration Restrictions, 34,684,686 shares of New Preferred Stock, which bear a cumulative dividend rate of 8.25% per annum (equivalent to a fixed annual amount of $0.00825 per share of the New Preferred Stock) and a liquidation preference of $0.10 per share (subject to reduction and/or partial escrow for the Plaintiff B Class Motion), (ii) 15,068,198 newly issued shares of Common Stock and (iii) an additional 2,107,629 shares of Common Stock subject to issuance upon exercise of the warrants being issued to former holders of Preferred C Stock, in each case, subject to adjustment for fractional shares. The warrants will be exercisable three (3) years from date of consummation of the Exchange Offer for our Preferred C Stock at an exercise price of $5.00 per share of Common Stock. The warrants will expire at 5:00 p.m. New York time ten (10) years from date of consummation of the Exchange Offer for the Preferred C Stock.
The Common Stock offered as part of the Exchange Offers, including the shares of Common Stock issuable upon exercise of the warrants, when issued in accordance with the terms of the Warrant Agreement, will be freely tradeable (except by those who are affiliates of the Company). The Company intends to apply to list the shares of Common Stock issuable upon closing of the Exchange Offers on the NYSE American under the symbol “IMH.” The warrants and New Preferred Stock will be freely tradeable (except by those who are affiliates of the Company) but will not be listed on any exchange and there will be no active secondary market for such securities.
As part of the Exchange Offers, we are soliciting consent from the holders of Preferred B Stock and the holders of Preferred C Stock to the Exchange Offers and the Proposed Amendments to our Charter to modify the terms of each series of Preferred Stock. Consent to the Exchange Offer for the Preferred B Stock

and the Preferred B Proposed Amendment must be received from holders of at least 66 2∕3% of the outstanding shares of Preferred B Stock, and consent to the Exchange Offer for the Preferred C Stock and the Preferred C Proposed Amendment must be received from holders of at least 66 2∕3% of the outstanding shares of Preferred C Stock for the Proposed Amendments to be effective and to permit us to effect the Exchange Offers (including the authorization, classification and issuance of the New Preferred Stock without a separate vote of the holders of Preferred B Stock and Preferred C Stock, as the case may be). In addition, the Proposed Amendments and the issuance of shares of Common Stock in the Exchange Offers must be approved by the holders of our Common Stock, and we are holding the Special Meeting to approve the Proposed Amendments and the issuance of shares of Common Stock in the Exchange Offers, as required by Maryland law, our Charter and our Bylaws and the rules of the NYSE American.
If approved by holders of our Common Stock and the requisite consent is received from the Preferred Holders of each series of Preferred Stock, the Proposed Amendments would amend the Charter as set forth in Annex A-1 and Annex A-2. For a discussion of the changes to the terms of the Preferred Stock that will come into effect if the Proposed Amendments are adopted, see “The Exchange Offers and the Consent Solicitation — Consent Solicitation Provisions.” The following discussion of the changes to the Preferred Stock, and the discussion contained in “The Exchange Offers and the Consent Solicitation — Consent Solicitation Provisions,” is a summary of the Proposed Amendments and is qualified in its entirety by reference to the amended text of the affected provisions of the Charter reflecting the Proposed Amendments set forth in Annex A-1 and Annex A-2.
We reserve the right to amend the Exchange Offer for any series of Preferred Stock or the Consent Solicitation, including the composition or amount of the Preferred Stock Consideration, for any reason. If we so amend any or all of the Exchange Offers or the Consent Solicitation, we will extend the impacted Exchange Offer(s) and the Consent Solicitation for a period of at least five (5) business days, or any longer period of time, that we determine, in accordance with applicable law, depending upon the significance of the amendment, the manner of disclosure and the Expiration Dates of the impacted Exchange Offer(s).
Each of the Exchange Offers and the Consent Solicitation will expire at 11:59 p.m., New York City time, on [•], 2022 (the “Expiration Date”), unless extended or terminated by us, in which case the term “Expiration Date” with respect to any Exchange Offer means the latest time and date on which the Exchange Offer and the Consent Solicitation for such series of Preferred Stock, as so extended, expires. See “The Exchange Offers and the Consent Solicitation — Extension, Termination and Amendment” and “The Exchange Offers and the Consent Solicitation — Conditions of the Exchange Offers.”
Tendering Preferred Holders will not be obligated to pay any brokerage commissions. Transfer taxes on the exchange of Preferred Stock pursuant to the Exchange Offers and the Consent Solicitation will be paid by or on behalf of the Company.
Our obligation to exchange the Preferred Stock Consideration for each series of Preferred Stock pursuant to the Exchange Offers and the Consent Solicitation is subject to a number of conditions referred to below under “The Exchange Offers and the Consent Solicitation — Conditions of the Exchange Offers.”
If by 11:59 p.m., New York City time, on [•], 2022, or any later time to which the Expiration Date of any Exchange Offers and the Consent Solicitation have been extended, all of the conditions to the Consent Solicitation and the Exchange Offer for each series of Preferred Stock have not been satisfied or waived, we may elect either to:
•
extend the Expiration Date for the Consent Solicitation and the Exchange Offer for any series of Preferred Stock for which the conditions are not satisfied or waived, and retain all shares of Preferred Stock theretofore tendered, until the expiration of the Consent Solicitation and the applicable Exchange Offers, as extended, subject to the right of a tendering stockholder to withdraw his, her or its Preferred Stock;

•
waive the remaining conditions for any series of Preferred Stock for which the conditions are not satisfied or waived (other than the effectiveness of the Registration Statement) and thereafter exchange all tendered shares of Preferred Stock for the applicable series of Preferred Stock for which the conditions are not satisfied or waived; or

•
terminate the Consent Solicitation and the Exchange Offer for any series of Preferred Stock for which the conditions are not satisfied or waived and exchange none of the Preferred Stock of the applicable series and return all tendered shares of Preferred Stock of the applicable series.

We will not accept for exchange any shares of Preferred Stock pursuant to the Exchange Offers and the Consent Solicitation until such time as the Registration Statement has become effective. See “The Exchange Offers and the Consent Solicitation — Conditions of the Exchange Offers — Effective Registration Statement.”
We also expect that the Consent Solicitation and the Exchange Offer for each series of Preferred Stock will close once all of the conditions applicable to each series of Preferred Stock have been satisfied (or waived) and after approval of the Proposed Amendments and the issuance of Common Stock in the Exchange Offers at the Special Meeting, assuming such approval is received. Thus, we expect to pay the Preferred Stock Consideration for the tendered Preferred Stock accepted for payment by the Company at the closing of the Exchange Offer for each series of Preferred Stock, which we expect will occur at least three (3) business days after the Expiration Date for such Exchange Offer, assuming that the Proposed Amendments and the issuance of Common Stock in the Exchange Offers are approved at the Special Meeting and the other conditions to closing are met.
If the Exchange Offers close, any shares of a series of Preferred Stock that are not tendered and accepted for exchange will be subject to redemption in whole, but not in part, by the Company into the applicable Preferred Stock Remainder Consideration for up to two (2) years following the Amendment Effective Date pursuant to the Special Redemption right. The Company intends to redeem, pursuant to the Special Redemption right, any shares of Preferred B Stock and Preferred C Stock that remain outstanding after completion of the Exchange Offers no sooner than eleven (11) business days after the closing of the Exchange Offer relating to any such series of Preferred Stock and as soon as practicable thereafter.
In addition, the holders of our outstanding $15 million in Convertible Debt have extended the maturity date of the Convertible Debt until May 9, 2025 (with three (3) principal payments of $5 million on each of May 9, 2023, May 9, 2024 and May 9, 2025), conditioned upon our completion of the Exchange Offers and providing notice of redemption of the remaining Preferred Stock by October 31, 2022. If we do not complete the Exchange Offers and provide such notice, the Convertible Debt will be due on November 9, 2022.
Consent Solicitation Provisions
As part of the Exchange Offers, the Company is soliciting consent of the Preferred Holders to approve the Exchange Offers and the Proposed Amendments. Approval of the Proposed Amendments requires the affirmative vote of the holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock, with the holders of each series of Preferred Stock voting as a separate class. In addition, the terms of each series of Preferred Stock provide that we may not enter into, approve or otherwise facilitate, among other transactions, a share exchange that materially and adversely affects any preference, conversion or other right, voting power, restriction, limitation as to dividends or other distributions, qualification or term or condition of redemption of the series of Preferred Stock without the affirmative vote or consent of the holders of at least two-thirds (2/3rds) of the shares of the series of Preferred Stock outstanding at the time. Accordingly, we are seeking consent of the holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock to complete the Exchange Offer.
The Proposed Amendments and the issuance of Common Stock in the Exchange Offers, which will constitute more than 20% of the outstanding shares of the Company’s Common Stock, must also be approved by holders of our Common Stock as required by Maryland law, our Charter and our Bylaws and the rules of the NYSE American. We are holding the Special Meeting to obtain the approval of the Proposed Amendments and the issuance of Common Stock in the Exchange Offers by the holders of our Common Stock. The Proposed Amendments and the issuance of shares of Common Stock in the Exchange Offers must be approved by the holders of Common Stock.
If the holders of at least 66 2∕3% of the outstanding shares of each series of Preferred Stock have consented to the Exchange Offer and the Proposed Amendments and the Proposed Amendments and the

issuance of Common Stock in the Exchange Offers are approved by holders of our Common Stock at the Special Meeting, we will file the Preferred B Articles of Amendment and the Preferred C Articles of Amendment with the SDAT to effect the Proposed Amendments promptly after the expiration of the Exchange Offer. The Board of Directors reserves the right not to make one or more of the Proposed Amendments, even if all Proposed Amendments are approved by our stockholders; however, we cannot complete the Exchange Offer unless both of the Proposed Amendments are approved by our stockholders. At any time before or after our stockholders approve the Proposed Amendments, the Board of Directors may determine that we will make less than all of the proposed modifications under the Proposed Amendments, extend the deadline for the consent by the Preferred Holders of the Proposed Amendments, change the date of the Special Meeting, change the terms of the Exchange Offers and the Consent Solicitation, or undertake a combination of the foregoing.
After the completion of the Exchange Offers for all series of Preferred Stock and the filing of the Articles of Amendment, and assuming we subsequently redeem any shares of Preferred B Stock or Preferred C Stock which remain outstanding after the Exchange Offers are completed pursuant to the Special Redemption right, and subject to the rights of holders of any outstanding shares of New Preferred Stock, we would be allowed to declare and pay dividends on shares of Common Stock, or redeem, repurchase or otherwise acquire shares of any class or series of our capital stock, including Common Stock, without paying or setting apart for payment any dividends on shares of any series of Preferred Stock.
For more complete information, we urge you to review the terms of the Charter, including the Articles of Amendment which would affect the Proposed Amendments, which are filed as exhibits to the Registration Statement, and the amended text of the affected provisions of our Charter, which is attached to this Proxy Statement as Annex A-1 and Annex A-2. See also “Description of Securities — New Preferred Stock,” and “Comparison of Rights Between the Preferred Stock, the New Preferred Stock and the Common Stock.”
If each of the Exchange Offers and the Consent Solicitation are not earlier extended, amended or terminated and if all conditions to each of the Exchange Offers and the Consent Solicitation have either been satisfied or waived, promptly after the expiration of the Exchange Offers and the Consent Solicitation, we will file the Articles of Amendment for each series of Preferred Stock. The Proposed Amendments will become effective upon filing with the SDAT or at a later date and time specified in the Articles of Amendment that is not more than thirty (30) days after the acceptance for record of the Articles of Amendment by the SDAT. We will then file Articles Supplementary setting forth the terms of the New Preferred Stock, which similarly will become effective upon filing with the SDAT or at a later date and time specified in the Articles Supplementary that is not more than thirty (30) days after the acceptance for record of the Articles of Amendment by the SDAT. We will then issue a press release announcing that fact, and we will pay, from legally available funds, the cash to be paid in the Exchange Offers that have closed (or issue shares of New Preferred Stock if the payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions) and issue the shares of Common Stock and/or warrants to be issued in the Exchange Offers that have closed, promptly after the expiration of such Exchange Offers and the Consent Solicitation (or, in the case of Preferred Stock tendered pursuant to the guaranteed delivery procedures, promptly after the third (3rd) NYSE American trading day following the Expiration Date), subject to any reduction and/or partial escrow due to the Plaintiff B Class Motion.
Each of the Exchange Offers and the Consent Solicitation will expire at 11:59 p.m., New York City time, on [•], 2022, unless extended or terminated by us, in which case the term “Expiration Date” with respect to any Exchange Offer means the latest time and date on which the Exchange Offer and the Consent Solicitation for such series of Preferred Stock, as so extended, expires.
Comparison of Rights Between the Preferred Stock, the New Preferred Stock and the Common Stock
The following briefly summarizes the material differences between the rights of holders of shares of Preferred B Stock and Preferred C Stock as presently in effect (prior to the effectiveness of the Proposed Amendments), the rights of holders of Preferred Stock after the effectiveness of the Proposed Amendments, the rights of holders of the Common Stock to be issued in the Exchange Offer and Consent Solicitation, and the rights of holders of any New Preferred Stock issued in the Exchange Offer and Consent Solicitation or upon redemption of any shares of Preferred Stock not tendered in the Exchange Offer. See “Description of Securities — Preferred Stock” and “Description of Securities — Common Stock” for more information on the rights under the current Charter of the Preferred Stock and the Common Stock, respectively. For a discussion of the changes that will come into effect if the Proposed Amendments are adopted, see “The Exchange Offers and Consent Solicitation — Consent Solicitation Provisions.” See “Description of Securities — New Preferred Stock” for more information on the rights of the New Preferred Stock. The discussion below, and the discussions of our capital stock and the Proposed Amendments contained elsewhere, are summaries, and are qualified in their entirety by reference to the Charter (including the articles supplementary establishing each series of Preferred Stock and the text of the Proposed Amendments set forth in Annex A-1 and Annex A-2), the Bylaws, the text of the proposed articles supplementary to establish the New Preferred Stock set forth in Annex A-3, Maryland law and other documents referred to herein. We urge you to read these documents for a more complete understanding of the differences between the Preferred Stock, the Common Stock and the New Preferred Stock.
Governing Documents
Preferred Stock:   The rights of holders of a series of Preferred Stock are currently set forth in the Charter (including the articles supplementary establishing each series of Preferred Stock, and, in the case of the Preferred C Stock, articles of amendment modifying the original articles supplementary), the Bylaws and Maryland law. Certain provisions of the articles supplementary establishing each series of Preferred Stock are proposed to be amended by the Proposed Amendments. See “The Exchange Offer and the Consent Solicitation — Consent Solicitation Provisions” for more information about the Proposed Amendments.
Common Stock:   The rights of holders of Common Stock are set forth in the Charter, the Bylaws and Maryland law.
New Preferred Stock:   The rights of holders of New Preferred Stock will be set forth in the Charter (including, upon filing with and acceptance for record by, the SDAT, the articles supplementary set forth in Annex A-3), the Bylaws and Maryland law.
Ranking
Preferred Stock:   Each series of Preferred Stock currently ranks senior with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company to the Common Stock and the Series A-1 Junior Participating Preferred Stock (the “Series A-1 Preferred Stock”). Each series of Preferred Stock is equal in right of payment with the other outstanding series of Preferred Stock. The Preferred Stock ranks junior in right of payment to all of our existing and future indebtedness.
Common Stock:   The Common Stock currently ranks junior with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company to all series of Preferred Stock and the Series A-1 Preferred Stock.
New Preferred Stock:   The New Preferred Stock will rank, with respect to dividend rights and rights upon liquidation, dissolution or our winding up: (1) senior to all classes or series of our Common Stock, our Series A-1 Preferred Stock, our Preferred B Stock, our Preferred C Stock and any other class or series of our capital stock expressly designated as ranking junior to the New Preferred Stock, (2) on parity with any future class or series of our capital stock expressly designated as ranking on parity with the New Preferred Stock; and (3) junior to any other class or series of our capital stock expressly designated as ranking senior to the New Preferred Stock, none of which exists on the date hereof. The New Preferred Stock will also rank junior in right of payment to our existing and future debt obligations.
Dividends
Preferred B Stock:   Subject to the preferential rights of holders of any other class or series of our stock, including any outstanding shares of New Preferred Stock, holders of outstanding shares of Preferred B Stock are entitled to cumulative dividends payable quarterly in cash when, as and if authorized by the Board of Directors and declared by us at a rate of 9.375% of the $25.00 liquidation preference per share of Preferred B Stock, per annum. As a result, as of March 31, 2022, the Company has cumulative undeclared dividends in arrears of approximately $19.5 million, or approximately $29.30 per outstanding share of Preferred B Stock, thereby increasing the liquidation value to approximately $54.30 per share. Every quarter, the amount of cumulative undeclared dividends in arrears increases by $0.5859 per share of Preferred B Stock, or approximately $390,000.
Preferred C Stock:   Subject to the preferential rights of holders of any other class or series of our stock, including any outstanding shares of New Preferred Stock, holders of outstanding shares of Preferred C Stock are entitled to non-cumulative dividends payable quarterly in cash when, as and if authorized by the Board of Directors and declared by us at a rate of 9.125% of the $25.00 liquidation preference per share of Preferred C Stock, per annum. Dividends on the Preferred C Stock are not cumulative.
The terms of each series of Preferred Stock provide that no dividends may be declared or paid on such series of Preferred Stock if the terms and provisions of any agreement of the Company prohibit such declaration or payment, or if payment would constitute a breach or default under any agreement of the Company, or if such declaration or payment is restricted or prohibited by law. Under section 2-311 of the MGCL, a Maryland corporation generally cannot pay a dividend or make any other distribution to its stockholders if, after giving effect to the dividend or other distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless its charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Notwithstanding this restriction, a Maryland corporation may make a distribution from: (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for its preceding eight fiscal quarters even if, after such distribution, the corporation’s total assets would be less than its total liabilities, if, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of its business. The restrictions on payment of distributions contained in section 2-311 of the MGCL currently prevent us from declaring or paying any dividends on either series of Preferred Stock, and we do not anticipate that any dividends will be declared or paid on any shares of Preferred Stock in the foreseeable future.
Common Stock:   Subject to the preferential rights of any other class or series of capital stock, including any outstanding shares of Preferred Stock or New Preferred Stock, holders of Common Stock are entitled to receive such dividends when, as and if authorized by the Board of Directors and declared by the Company, out of legally available funds. The payment of dividends on our Common Stock is at the discretion of our Board of Directors. No dividends may be paid on any of our Common Stock until all cumulative dividends on our Preferred Stock are paid in full. We do not anticipate that any dividends will be declared or paid on shares of Common Stock in the foreseeable future.
New Preferred Stock:   Holders of shares of New Preferred Stock will be entitled to receive, when, as and if authorized by the Board of Directors and declared by us, preferential cumulative cash dividends at the rate of 8.25% per annum of the $0.10 liquidation preference per share of the New Preferred Stock (equivalent to a fixed annual amount of $.00825 per share of the New Preferred Stock). Dividends on the New Preferred Stock will accrue and be cumulative from and including the date of original issue, or if later, the most recent dividend payment date on which dividends have been paid in full, and will be payable to holders annually in arrears on or about the 31st day of December of each year, beginning on December 31, 2022. Dividends will be payable to holders of record as they appear in our stock records at the close of business on the applicable record date, which shall be the date designated by the Board of Directors as the record date for the payment of dividends that is not more than ninety (90) and not fewer than ten (10) days prior to the scheduled dividend payment date.
The terms of the New Preferred Stock provide that no dividends may declared or paid on the New Preferred Stock if the terms and provisions of any agreement of the Company prohibit such declaration or payment, or if payment would constitute a breach or default under any agreement of the Company, or if such declaration or payment is restricted or prohibited by law. The restrictions on payment of distributions contained in section 2-311 of the MGCL described above currently prevent us from declaring or paying any dividends on the New Preferred Stock, and we do not anticipate that any dividends will be declared or paid on any shares of New Preferred Stock before the redemption of such shares.

Voting Rights
Preferred B Stock:
When dividends on outstanding shares of Preferred B Stock are in arrears for six (6) or more quarterly periods (whether or not consecutive), the holders of Preferred B Stock (voting as a separate class) are entitled to elect a total of two additional directors to the Board of Directors until all dividends accumulated on the Preferred B Stock for all past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.
The Company may not, without the affirmative vote or consent of the holders of at least two-thirds (2/3rds) of the shares of the Preferred B Stock outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class):
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authorize, create or increase the authorized or issued amount of any class or series of equity securities ranking senior to the Preferred B Stock with respect to the payment of dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company or reclassify any authorized equity securities of the Company into any such senior equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such senior equity securities;

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amend, alter or repeal any provision of the Charter so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions qualifications or terms or conditions of redemption of the Preferred B Stock (except that an increase or decrease in the number of shares of preferred stock (including Preferred B Stock) that the Company is authorized to issue, the issuance of additional shares of Preferred B Stock, or the creation or issuance of parity preferred stock will not materially and adversely affect the Preferred B Stock); or

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enter into, approve or otherwise facilitate a share exchange or reclassification that materially and adversely affects any preference, conversion or other right, voting power, restriction, limitation as to dividends or other distributions, qualification or term or condition of redemption of the Preferred B Stock, or a consolidation, merger or similar transaction unless the Preferred B Stock remains outstanding with such terms materially unchanged or the Preferred B Stock is converted into or exchanged for preference securities having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption which are not materially less favorable to the holders of Preferred B Stock.

Preferred B Stock, as amended:   Holders of shares of Preferred B Stock, if and as amended by the applicable Proposed Amendment, will not be entitled to vote on, or consent to, the authorization, classification, reclassification, creation or issuance of the New Preferred Stock.
Preferred C Stock:
The Company may not, without the affirmative vote or consent of the holders of at least two-thirds (2/3rds) of the shares of the Preferred C Stock outstanding at the time, in person or by proxy, either in writing or at a meeting (voting separately as a class with all series of parity preferred stock upon which like voting rights have been conferred and are exercisable):
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amend, alter or repeal any provision of the Charter so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Preferred C Stock (except that an increase or decrease in the number of shares of preferred stock (including Preferred C Stock) that the Company is authorized to issue, the issuance of additional shares of Preferred C Stock, or the creation or issuance of parity preferred stock will not materially and adversely affect the Preferred C Stock); or

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enter into, approve or otherwise facilitate a share exchange or reclassification that materially and adversely affects any preference, conversion or other right, voting power, restriction, limitation as to dividends or other distributions, qualification or term or condition of redemption of the Preferred C

Stock, or a consolidation, merger or similar transaction unless the Preferred C Stock remains outstanding with such terms materially unchanged or the Preferred C Stock is converted into or exchanged for preference securities having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption which are not materially less favorable to the holders of Preferred C Stock.
Preferred C Stock, as amended:   Holders of shares of Preferred C Stock, if and as amended by the applicable Proposed Amendment, will not be entitled to vote on, or consent to, the authorization, classification, reclassification, creation or issuance of the New Preferred Stock.
Common Stock:   Except as may be provided with respect to any other class or series of the Company’s stock, holders of shares of Common Stock are entitled to one vote per share on all matters brought before the stockholders.
New Preferred Stock:   So long as any shares of New Preferred Stock remain outstanding, the Company will not, without the affirmative vote or consent of the holders of at least two-thirds (2/3rds) of the outstanding shares of New Preferred Stock and of each other class or series of preferred stock ranking on parity with New Preferred Stock with respect to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up and upon which like voting rights have been conferred (voting together as a single class), authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of capital stock ranking senior to or on parity with the New Preferred Stock with respect to payment of dividends or the distribution of assets upon our liquidation, dissolution or winding up, or reclassify any of our authorized capital stock into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase such capital stock, or amend, alter or repeal the provisions of the Charter, including the terms of the New Preferred Stock, whether by merger, consolidation, conversion or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the New Preferred Stock, except that, if the New Preferred Stock remains outstanding after the occurrence of any of merger, consolidation, conversion or a sale or lease of all or substantially all of the Company’s assets with the terms of the New Preferred Stock materially unchanged or, if the Company is not the surviving entity, is converted into or exchanged for shares of, or options, warrants or rights to purchase or subscribe for shares of, capital stock or other securities having rights, preferences, privileges and voting powers substantially similar, taken as a whole, to those of the New Preferred Stock, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the New Preferred Stock; and any increase in the amount of, or the creation or issuance, or increase in the amounts authorized, of any classes or series of stock ranking junior to the New Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the New Preferred Stock.
Redemption
Preferred B Stock:   The Company, at its option, upon giving notice to the holders of shares of Preferred B Stock, may redeem the Preferred B Stock, in whole or from time to time in part, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends thereon to the date of redemption.
Preferred B Stock, as amended:   After the effectiveness of the Proposed Amendments, the Preferred B Stock will also be redeemable by the Company for the Preferred B Remainder Consideration, and the Company will make no payment or allowance for accrued and unpaid dividends on any share of Preferred B Stock outstanding.
After the effectiveness of the Proposed Amendments, the Company may redeem the outstanding shares of Preferred B Stock, in whole but not in part, on a date fixed by the Company on or prior to the date that is two (2) years after the Preferred B Amendment Effective Date. If the Company has not provided written notice of its election to redeem the Preferred B Stock by the date that is sixty-five (65) days after the Preferred B Amendment Effective Date, then, upon the written request of any holder of Preferred B Stock on or prior to the date that is two (2) years after the Preferred B Amendment Effective Date, the Company will redeem the outstanding shares of Preferred B Stock on a date fixed by the Company within ninety (90) days of receipt by the Company of such stockholder request. The Company may delay the closing of such redemption if the Company would be prohibited from paying the Preferred B Remainder Consideration under section 2-311 of the MGCL, until such time determined in good faith by the Board of Directors that the Company would be permitted to pay the Preferred B Remainder Consideration.
If the payment of cash in exchange for all of the shares of Preferred B Stock and Preferred C Stock tendered in the Exchange Offers would cause us to violate any of the Cash Consideration Restrictions, then, in lieu of the cash portion of the Preferred B Remainder Consideration, holders of shares of Preferred B Stock will receive fifty (50) shares of New Preferred Stock upon redemption of each share of Preferred B Stock.
After the effectiveness of the Proposed Amendments, we will have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Preferred B Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the effective date of the Proposed Amendments) in connection with the repurchase of any shares of Preferred B Stock or Preferred C Stock in the Exchange Offer or the redemption of any shares of Preferred B Stock or Preferred C Stock that remain outstanding after completion of the Exchange Offer in exchange for the applicable Remainder Consideration in accordance with the terms of the Proposed Amendments.
Preferred C Stock:   The Company, at its option, upon giving notice to holders of Preferred C Stock, may redeem the Preferred C Stock, in whole or from time to time in part, for cash, at a redemption price of $25.00 per share.
Preferred C Stock, as amended:   After the effectiveness of the Proposed Amendments, the Preferred C Stock will also be redeemable by the Company for the Preferred C Remainder Consideration, and the Company will make no payment or allowance for accrued and unpaid dividends on any share of Preferred C Stock outstanding.
After the effectiveness of the Proposed Amendments, the Company may redeem the outstanding shares of Preferred C Stock, in whole but not in part, on a date fixed by the Company on or prior to the date that is two (2) years after the Preferred C Amendment Effective Date. If the Company has not provided written notice of its election to redeem the Preferred B Stock by the date that is sixty-five (65) days after the Preferred C Amendment Effective Date, then, upon the written request of any holder of Preferred C Stock on or prior to the date that is two (2) years after the Preferred C Amendment Effective Date, the Company will redeem the outstanding shares of Preferred C Stock on a date fixed by the Company within ninety (90) days of receipt by the Company of such stockholder request. The Company may delay the closing of such redemption if the Company would be prohibited from paying the Preferred C Remainder Consideration under section 2-311 of the MGCL, until such time determined in good faith by the Board of Directors that the Company would be permitted to pay the Preferred C Remainder Consideration.
If the payment of cash in exchange for all of the shares of Preferred B Stock and Preferred C Stock tendered in the Exchange Offers would cause us to violate any of the Cash Consideration Restrictions, then, in lieu of the cash portion of the Preferred C Remainder Consideration, holders of shares of Preferred C Stock will receive one share of New Preferred Stock upon redemption of each share of Preferred C Stock.
Common Stock:   The Company has no obligation or right to redeem our Common Stock. The Common Stock is not redeemable at the option of the holder thereof.
New Preferred Stock:   The Company has the right and obligation to redeem all outstanding shares of New Preferred Stock, in whole, but not in part, for cash, at a redemption price of $0.10 per share, plus any accrued and unpaid dividends (whether or not declared) on such shares of New Preferred Stock to, but not including, the redemption date (other than any dividend with a dividend record date before the applicable redemption date and a dividend payment date after the applicable redemption date, which shall be paid on the dividend payment date notwithstanding prior redemption of such shares), on:
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the 60th day, or such earlier date the Company may fix, after the date of any public announcement of annual or quarterly financial statements that indicate that payment of the redemption price would not cause us to violate the restrictions on payment of distributions to stockholders under section 2-311 of the MGCL unless, before the applicable redemption date, the Board of Directors determines in good faith that the our payment of the redemption price for the New Preferred Stock and for any stock ranking on parity with the New Preferred Stock with respect to redemption and which have become redeemable as of the applicable redemption date would cause us to violate the Cash Consideration Restrictions; or
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any date we fix not more than sixty (60) days after any determination by the Board of Directors in good faith that our payment of the redemption price for the New Preferred Stock and any stock ranking on parity with the New Preferred Stock with respect to redemption rights have been conferred as of such redemption date would not cause us to violate the Cash Consideration Restrictions.

The Board of Directors, or a duly-authorized committee thereof, must, within thirty (30) days after the public announcement of each annual or quarterly financial statements of the Company, and within ten (10) days after the issuance by the Company of any capital stock in exchange for cash or other consideration (other than in connection with any stock dividend or stock split or pursuant to any equity incentive plan maintained by the Company), evaluate, in good faith, whether the redemption of the New Preferred Stock would be permitted in light of the Cash Consideration Restrictions.
The Company may, on notice to the holders of outstanding shares of New Preferred Stock, defer the redemption date for any shares of New Preferred Stock called for redemption until such time as the Board of Directors determines that the payment of the redemption price would not cause the Company to violate the restrictions on payment of distributions to stockholders pursuant to section 2-311 of the MGCL. The restrictions on payment of distributions contained in section 2-311 of the MGCL currently prevent us from redeeming or declaring or paying any dividends on the New Preferred Stock, and we do not anticipate that any dividends will be declared or paid on any shares of New Preferred Stock before the redemption of such shares.
Conversion Rights
Preferred Stock:   Holders of the Preferred Stock do not have conversion rights.
Common Stock:   Holders of Common Stock do not have conversion rights.
New Preferred Stock:   Holders of the New Preferred Stock will not have conversion rights.
Liquidation
Preferred B Stock:   In the event of the Company’s liquidation, dissolution or winding-up, holders of outstanding shares of Preferred B Stock will be entitled to receive out of the assets of the Company legally available for distribution to stockholders an amount equal to $25.00 per share, plus any accumulated and unpaid dividends thereon to the date of payment (whether or not declared) before any distribution of assets is made to holders of Common Stock and any other equity securities of the Company that rank junior to the Preferred B Stock as to liquidation rights. As of March 31, 2022, the liquidation value of the Preferred B Stock was $54.30 per share.
Preferred C Stock:   In the event of the Company’s liquidation, dissolution or winding-up, holders of outstanding shares of Preferred C Stock will be entitled to receive out of the assets of the Company legally available for distribution to stockholders an amount equal to $25.00 per share before any distribution of assets is made to holders of Common Stock and any other shares of equity securities of the Company that rank junior to the Preferred B Stock as to liquidation rights. As of March 31, 2022, the liquidation value of the Preferred C Stock was $25.00 per share.
Common Stock:   In the event of the Company’s liquidation, dissolution or winding-up, holders of shares of Common Stock will share ratably in all of our assets remaining after the payment of all of our debts and other liabilities and the payment of all liquidation and other preference amounts to any holders of outstanding shares of Preferred Stock or New Preferred Stock.
New Preferred Stock:   In the event of the Company’s liquidation, dissolution or winding up, holders of New Preferred Stock will be entitled to receive, in preference to any outstanding shares of Preferred B

Stock, Preferred C Stock, Common Stock or any other junior securities, an amount equal to $0.10 per share plus all accrued and unpaid dividends (whether or not declared) thereon to (but not including) the date of payment.
Listing
Preferred Stock:   Neither series of Preferred Stock is listed on an exchange, and both trade on OTC Pink.
Common Stock:   The Common Stock is listed for trading on the NYSE American.
New Preferred Stock:   The issuance of the New Preferred Stock will be registered with the Securities and Exchange Commission, but the New Preferred Stock will not be listed on any exchange and there will be no active secondary market for the New Preferred Stock.
Warrants
In connection with the Exchange Offer for our Preferred C Stock, for each share of Preferred C Stock, we will issue 1.5 warrants to acquire 1.5 shares of our Common Stock (the “Warrant Shares”) at an exercise price of $5.00 per share. No fractional warrants will be issued to the holders of Preferred C Stock. If a holder of Preferred C Stock is otherwise entitled to receive a fractional warrant, the Company will round down to the nearest whole number of warrants to be issued to a holder of Preferred C Stock. The warrants will become exercisable three (3) years from the date of closing of the Exchange Offer for our Preferred C Stock. The warrants will expire ten (10) years from the closing of the Exchange Offer for the Preferred C Stock, at 5:00 p.m., New York City time.
We will not be obligated to deliver any Warrant Shares and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Common Stock underlying the warrants is then effective and a prospectus relating thereto is current or a valid exemption therefrom is available, subject to our satisfying our obligations described below with respect to exercising warrants on a “cashless basis.” No warrants will be exercisable, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered, qualified or deemed exempt from registration under the securities laws of the state of the exercising holder. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless.
The warrants will not be listed on any exchange and there will be no active secondary market for such securities. We may, but are under no obligation to, file with the SEC a registration statement for the registration, under the Securities Act, of the Common Stock issuable upon exercise of the warrants. If the Common Stock issuable upon exercise of the warrants is not registered at the time of exercise, holders of the warrants will be required to exercise the warrants on a “cashless basis,” by exchanging the warrants (in accordance with Section 3(a)(9) of the Securities Act or another exemption) for that number of shares of Common Stock equal to the quotient obtained by dividing (a) the product of (1) the number of shares of Common Stock underlying the warrants and (2) the excess of the fair market value of our Common Stock over the warrant exercise price by (b) the fair market value of our Common Stock, as determined in accordance with the warrant. Additionally, if our shares of Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act. No fractional shares of Common Stock will be issued upon the exercise of the warrants on a “cashless basis.” If, by reason of any exercise of warrants on a “cashless basis,” the holder of any warrant would otherwise be entitled to a fractional share of Common Stock, the Company will round down to the nearest whole number of shares of Common Stock.
In case of any capital reorganization of the capital stock of the Company, or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company (a “Business Combination”) then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of each warrant will thereafter be entitled to receive upon exercise of the warrant, during the exercise period and upon payment of the exercise price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the Warrant Shares deliverable upon exercise of the warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in the warrant. If the per-share consideration payable to the warrant holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration will be determined in good faith by the Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Board of Directors) will be made in the application of the provisions of the warrant with respect to the rights and interests of the holder after the transaction, to the end that the provisions of the warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the warrant. In the event of any Business Combination, at the Company’s option, the warrants will convert into the number of shares of Common Stock, common stock of the successor or acquiring person, and/or other property that a holder immediately prior to such event of the number of shares of Common Stock for which such warrants are exercisable would have owned or received immediately after and as a result of such event.
If the number of outstanding shares of Common Stock is increased by a capitalization or share dividend payable in Common Stock, or by a stock split or other similar event, then, on the effective date of such share dividend, stock split, or similar event, the number of Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding Common Stock.
If the number of outstanding shares of Common Stock is decreased by a combination, reverse share split, or reclassification of Common Stock or other similar event, then, on the effective date of such combination, reverse share split, reclassification, or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Common Stock.
Whenever the number of shares of Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of Common Stock so purchasable immediately thereafter.
Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number of shares of Common Stock.
Fractional Shares and Warrants
Fractional shares of our Common Stock and New Preferred Stock will not be distributed to the holders of Preferred Stock in the Exchange Offers. Instead, the Company will round up each fraction to the next whole share of Common Stock or New Preferred Stock. Fractional warrants will not be distributed to the holders of Preferred C Stock in the Exchange Offers. Instead, the Company will round down to the nearest whole number of warrants to be issued to a holder of Preferred C Stock.
Extension, Termination and Amendment
We expressly reserve the right, in our sole discretion, at any time on or prior to the Expiration Date, to extend the period of time during which the Exchange Offers and the Consent Solicitation are to remain open for any or all series of Preferred Stock by giving written notice of such extension to the holders of Preferred Stock for the series we elect to extend. There can be no assurance that we will exercise our rights to extend the Expiration Date and the Exchange Offers for any or all series of Preferred Stock and the Consent Solicitation.

If we amend the terms of the Exchange Offers for any or all of the series of Preferred Stock in a manner we determine constitutes a material change, we will promptly disclose the amendment in an amendment to the Registration Statement or in a prospectus supplement that we will distribute to the registered holders of the Preferred Stock. In the event of a material change the Exchange Offers for any or all of the series of Preferred Stock, including the waiver of a material condition to such Exchange Offers, we will extend the Expiration Date of the impacted Exchange Offers, if necessary, so that a period of at least five (5) business days remains in the Exchange Offers following notice of the material change or, for such longer period of time, that we determine, in accordance with applicable law, depending upon the significance of the amendment, the manner of disclosure and the Expiration Date(s) of the impacted Exchange Offer(s). During any such extension, all shares of Preferred Stock previously tendered and not withdrawn will remain subject to the Exchange Offers and the Consent Solicitation, subject to the right of a tendering stockholder to withdraw his, her or its Preferred Stock.
We also expressly reserve the right to amend or terminate the Exchange Offers and the Consent Solicitation and not exchange or accept for exchange any shares of Preferred Stock not theretofore exchanged, or accepted for exchange, for any reason or upon the failure of any of the conditions of the Exchange Offers and the Consent Solicitation to be satisfied or waived on or before the Expiration Date. Any such extension, termination, amendment or delay will be followed as promptly as practicable by public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern Time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which we may choose to make such public announcement, we will not, unless otherwise required by rules of the SEC, have any obligation to make any such public announcement other than by making a release through PR Newswire or other national distribution wire service.
If, prior to the Expiration Date, we increase the consideration offered to holders of a series of Preferred Stock, such increase will be applicable to all Preferred Holders of such series whose shares of Preferred Stock are accepted for exchange pursuant to the Exchange Offer, and, if at the time notice of such increase is first published, sent or given to Preferred Holders, the Exchange Offer for the series of Preferred Stock and the Consent Solicitation are scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from and including the date that such notice is first so published, sent or given, the Exchange Offer for the series of Preferred Stock and the Consent Solicitation will be extended until the expiration of such period of ten business days. For purposes of the Exchange Offers and the Consent Solicitation, a “business day” means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:00 midnight through 11:59 p.m., Eastern Time.
Consequences for Failure to Participate
If the Exchange Offers for the Preferred Stock close, all shares of Preferred Stock that are not tendered in the Exchange Offers may be redeemed by the Company for the applicable Preferred Stock Remainder Consideration for a period of two (2) years after the Amendment Effective Date pursuant to the Special Redemption right. The Company intends to redeem the Preferred Stock pursuant to the Special Redemption right and pay the applicable Preferred Stock Remainder Consideration to the applicable non-tendering Preferred Holders as soon as reasonably practicable, but no sooner than eleven (11) business days, after the closing of the Exchange Offers. If the Company has not redeemed all of the outstanding shares of Preferred B Stock or Preferred C Stock for the Preferred B Remainder Consideration or the Preferred C Remainder Consideration, as the case may be, within sixty-five (65) days after the Amendment Effective Date, then upon the written request of any holder of any outstanding shares of Preferred B Stock or Preferred C Stock, as applicable, made within two (2) years after the Amendment Effective Date, the Company must effect the redemption for the applicable Preferred Stock Remainder Consideration for all outstanding Preferred B Stock or Preferred C Stock on the date fixed by the Company within ninety (90) days of such request, subject to any delay required by the Company to comply with applicable Maryland law relating to limitations on payment of any cash portion of the Preferred Stock Remainder Consideration. If any shares of Preferred B Stock or Preferred C Stock (not otherwise participating in the Exchange Offers) have still not been redeemed by the second (2nd) anniversary of the Amendment Effective Date, such shares will remain outstanding with all of their current rights, preferences and privileges.
The Preferred Stock Remainder Consideration will be delivered to the applicable non-tendering former Preferred Holders as soon as practicable, but no sooner than eleven (11) business days after the closing of the Exchange Offers.

If holders of at least 66 2∕3% of each series of Preferred Stock do not participate in the Exchange Offer or consent to the Exchange Offer and the Proposed Amendments, and the Company is not able to complete the Exchange Offers and the Consent Solicitation, there could be significant adverse consequences to the Company.
If the Exchange Offers and Consent Solicitation, and subsequent Special Redemption of any remaining Preferred Stock, are not successfully completed, the Preferred Stock will also continue to rank senior to our Common Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up and be entitled to a larger amount of our assets and the accumulated and unpaid dividends on the Preferred B Stock will continue to accumulate quarterly unless and until declared and set aside or paid, in whole or in part. Unless full cumulative dividends are paid on the Preferred B Stock, no dividends (other than in shares of Common Stock) or distributions can be paid on shares of Common Stock nor can any shares of Preferred Stock be redeemed, purchased or otherwise acquired. If the Exchange Offers and Consent Solicitation, and subsequent Special Redemption of any remaining Preferred Stock, are not successfully completed, our ability to make distributions to holders of Common Stock will remain limited.
We currently do not have the financial resources to pay the accrued and unpaid dividends on our outstanding Preferred B Stock. While accrued dividends remain outstanding and unpaid on the Preferred B Stock, and in light of the liquidation preference of the outstanding Preferred Stock, we have not been able to, and may not in the future be able to, raise additional capital on terms, including interest rate and potential dilution, that our Board of Directors believes are in the best interests of our Company, attract additional investors or satisfy our outstanding obligations.
As a result, we believe that there could be significant adverse consequences to the Company if the contemplated Exchange Offers and the related Special Redemptions of our Preferred B Stock and Preferred C Stock are not successfully completed. If the required approvals from holders of both the Preferred B Stock and Preferred C Stock, as well as the Common Stock, are not received, and/or we are not able to otherwise complete the Exchange Offers and related Special Redemptions, then we may not be able to meet our financial or business objectives.
For a more complete description of the risks relating to our failure to complete the Exchange Offers, see “Risk Factors.”
Conditions of the Exchange Offers
Notwithstanding any other provision of this Proxy Statement to the contrary, we will not be required to accept for exchange shares of Preferred Stock tendered pursuant to the Exchange Offers and may terminate or amend the Exchange Offers if any condition to the Exchange Offers are not satisfied. We may also, subject to Rule 14e-1 under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the holders thereof promptly after the termination or withdrawal of a tender offer, postpone the acceptance for exchange of shares of Preferred Stock properly tendered (and not validly withdrawn) prior to the Expiration Date, if any one of the following conditions has occurred, and the occurrence thereof has not been waived by us.
Effective registration statement.   The Exchange Offer for each series of Preferred Stock is conditioned upon the Registration Statement on Form S-4 filed by the Company, becoming effective. This is a non-waivable condition of the Exchange Offers and the Consent Solicitation.
Consent of Preferred Holders to the Exchange Offers and the Proposed Amendments.   The Exchange Offer for each series of Preferred Stock is conditioned upon the consent to the Exchange Offer and the Proposed Amendment applicable to each series of Preferred Stock by the holders of at least 66 2∕3% of the outstanding shares of Preferred Stock of such series.
Approval of the Proposed Amendments by Holders of Common Stock.   The Exchange Offer for each series of Preferred Stock is conditioned upon the approval of each of the Proposed Amendments by the holders of Common Stock entitled to cast a majority of the votes entitled to be cast thereon at the Special Meeting.

Approval of the Issuance of More than 20% of Our Common Stock.   The Exchange Offer for each series of Preferred Stock is conditioned upon the approval of the issuance of shares of Common Stock in each of the Exchange Offers, which, in the aggregate, will constitute more than 20% of the outstanding shares of the Company’s Common Stock, by a majority of votes cast on the Stock Issuance Proposal at the Special Meeting.
Filing of Articles of Amendment.   Articles of Amendment setting forth the Proposed Amendments for each series of Preferred Stock must be filed with, and accepted for record by, the SDAT and become effective.
Filing of Articles Supplementary.   If the Cash/New Preferred Stock Portion of the Preferred Stock Consideration to be paid in the Exchange Offers will consist of New Preferred Stock, Articles of Supplementary setting forth the terms of the New Preferred Stock must be filed with, and accepted for record by, the SDAT and become effective.
In addition, we will not be required to accept for exchange or, subject to any applicable rules or regulations of the SEC, exchange any Preferred Stock tendered for exchange and may postpone the acceptance for exchange of any Preferred Stock tendered for exchange, and may terminate or amend the Exchange Offers and the Consent Solicitation if at any time on or after the date of the Exchange Offers and Consent Solicitation and before the Expiration Date, any of the following conditions have occurred:
An Adverse Proceeding.   There shall have been instituted or threatened or be pending any action or proceeding before or by any court or governmental, regulatory or administrative agency or instrumentality, or by any other person, in connection with the Exchange Offer for each series of Preferred Stock or the Consent Solicitation that is, or is reasonably likely to be, in our reasonable judgment, materially adverse to our business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects.
A Material Adverse Development in Proceedings.   There shall have occurred any material adverse development, in our reasonable judgment, with respect to any action or proceeding concerning us.
An Adverse Order or Law.   An order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued or promulgated by any court or administrative agency or instrumentality that, in our reasonable judgment, would or might prohibit, prevent, restrict or delay consummation of the Exchange Offer for each series of Preferred Stock or the Consent Solicitation that is, or is reasonably likely to be, materially adverse to our business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects.
A Suspension of Trading, the Commencement of Hostilities, or Other Serious Event.   There shall have occurred:
•
any general suspension of, or limitation on prices for, trading in securities in the United States securities or financial markets,

•
any extraordinary or material adverse change in U.S. financial markets generally, including, without limitation, a decline of at least 15% in either the Dow Jones Industrial Average or the S&P 500 from the closing level established as of the close of trading on the trading day immediately prior to the commencement of the Exchange Offers;

•
any material adverse change in the trading price of the Preferred Stock or the Common Stock or in the United States securities or financial markets,

•
a material impairment in the trading market for securities,

•
a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States,

•
any limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, on, or other event that, in our reasonable judgment, might affect, the extension of credit by banks or other lending institutions,

•
a commencement of a war or armed hostilities or other national or international calamity or pandemic directly or indirectly involving the United States,

•
any imposition of a general suspension or limitation of trading on the NYSE American, or

•
in the case of any of the foregoing that exist on the date of this document, a material acceleration or worsening of such event.

The foregoing conditions are for our sole benefit and may be asserted by us on or before the Expiration Date regardless of the circumstances giving rise to any such conditions or may be waived on or before the Expiration Date by us in whole or in part, except to the extent that any such conditions arise out of any action or inaction by us or any of our affiliates. The failure by us to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each such right will be deemed a continuing right which may be asserted at any time and from time to time on or before the Expiration Date.
Waiver of Conditions
We reserve the right (but are not obligated), subject to the rules and regulations of the SEC, to waive on or before the Expiration Date any of the conditions of the Exchange Offers, for any or all series of Preferred Stock, other than the condition regarding the effectiveness of the Registration Statement.
If any of the waivable conditions are not satisfied prior to the Expiration Date for any or all series of Preferred Stock, we may, subject to applicable law:
•
terminate the Exchange Offers and the Consent Solicitation for any or all series of Preferred Stock and return all shares of Preferred Stock of such series to tendering holders;

•
extend the Exchange Offers and the Consent Solicitation for any or all series of Preferred Stock, and for one but not the other, and retain all tendered Preferred Stock of such series until the extended Expiration Date;

•
amend the terms of the Exchange Offers or Consent Solicitation for any or all series of Preferred Stock, and for one but not the other, or modify the consideration to be paid by us pursuant to the Exchange Offers; or

•
waive the unsatisfied conditions with respect to the Exchange Offers and the Consent Solicitation for any or all series of Preferred Stock, and for one but not the other, and accept all Preferred Stock tendered pursuant to the Exchange Offers and the Consent Solicitation.

If we elect to amend any of the material terms of any Exchange Offer or we elect to waive any unsatisfied conditions with regards to any Exchange Offer, we will extend the impacted Exchange Offer(s) and the Consent Solicitation for a period of at least five (5) business days, or any longer period of time, that we determine, in accordance with applicable law, depending upon the significance of the amendment, the manner of disclosure and the Expiration Date(s) of the impacted Exchange Offer(s).
Source of Funds
We expect to fund any cash portion of the Cash/New Preferred Stock Portions in the Exchange Offers and any cash portion of the Preferred Stock Remainder Consideration (if payment of cash as part of the Exchange offers would not cause us to violate the Cash Consideration Restrictions) with cash on hand.
Fees and Expenses
The Company will pay all expenses of the Exchange Offers including, but not limited to, the following estimated fees incurred or to be incurred in the transaction:
Filing Fees	$75,00
Legal Fees	$1,000,000
Accounting Fees	$15,000
Soliciting Expenses	$0
Printing Costs	$75,000
Estimated Fees Total	$1,165,000

The Company has not made any provision to grant unaffiliated security holders of the Company access to the corporate files of the Company or to obtain counsel or appraisal services at the expense of the Company.
Brokers, dealers, commercial banks and trust companies will be reimbursed by us for customary mailing and handling expenses incurred by them in forwarding material to their customers.
Recommendations of the Directors, Executive Officers and Affiliates
None of the directors, executive officers or affiliates of the Company have made any recommendations in support of or opposed to participation in the Exchange Offers.
Voting Agreements
Among other conditions, consummation of the Exchange Offer for each series of Preferred Stock is conditioned on at least 66 2∕3% of the outstanding shares of such series of Preferred Stock being tendered in the Exchange Offers and not withdrawn or consenting to the Exchange Offers and the Proposed Amendments. Holders of [•]% of our outstanding Preferred B Stock and holders of [•]% of our outstanding Preferred C Stock have entered into voting agreements agreeing to vote their shares in favor of the Proposed Amendments and not to transfer their shares of Preferred Stock (or Common Stock) prior to the Closing Time, as defined below, or, if earlier, the date the voting agreement has been validly terminated. [In addition, holders of [•]% of our Common Stock have also entered into voting agreements agreeing to vote in favor of the Proposed Amendments and the issuance of Common Stock to effect the Exchange Offers and not to transfer their Common Stock prior to the Closing Time.
In addition, holders of [•]% our outstanding Preferred B Stock and [•]% of our outstanding Preferred C Stock have agreed, as part of the voting agreements, that, with respect to shares of Preferred Stock or Common Stock over which they are the beneficial owner or have discretionary voting authority over (including shares of Common Stock acquired upon consummation of the Exchange Offers or by redemption) (referred to herein collectively as the Covered Shares), that, without the prior written consent of the Company and except for certain permissible transfers, they will not transfer or otherwise sell any Covered Shares; provided that during the Selling Period, such stockholder may transfer on any day during an ADTV Period a number of Covered Shares that does not exceed the greater of (i) 50,000 Covered Shares and (ii) ten percent (10%) of the most recently determined ADTV (as defined below); provided, however, that the maximum number of Covered Shares that may be transferred by such holder during any particular ADTV Period pursuant to clause (ii) may not exceed, in the aggregate, the product of (x) ten percent (10%) of the most recently determined ADTV and (y) the number of actual trading days during such ADTV Period.
For purposes of the voting agreement, “ADTV” means, as of any date, the average daily trading volume of the Common Stock on the principal exchange on which our Common Stock is then listed or admitted for trading during the three (3) month period ending on the trading date immediately preceding the date on which ADTV is calculated, and “ADTV Period” means the period beginning on the most recent date on which ADTV has been calculated and ending on the day before the next date on which ADTV will be calculated.
Holders of Common Stock will not have the opportunity to participate in the Exchange Offers or the Consent Solicitation unless they also own Preferred Stock. To ensure that the holders of Common Stock have the necessary information to make an informed decision when voting on the Proposals, and in particular Proposal 3, and because of relevant rules of the SEC that entitled you to receive certain information regarding the Exchange Offers and the Consent Solicitation, we are providing you with the information above.

MARKET PRICE FOR THE COMMON STOCK AND PREFERRED STOCK
Common Stock
Our Common Stock trades on the NYSE American under the symbol “IMH.” On [•], 2022, the closing price of our Common Stock as traded on the NYSE American was $[•] per share.
As of [•], 2022, there were approximately [•] holders of record of our Common Stock, including holders who are nominees for an undetermined number of beneficial owners, of our Common Stock.
Preferred B Stock
Our Preferred B Stock trades on the OTC Pink under the symbol “IMPHP.” Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.
On [•], 2022, the closing price of our Preferred B Stock as traded on the OTC Pink was $[•] per share. As of the Record Date, there were approximately [•] holders of record of our Preferred B Stock, including holders who are nominees for an undetermined number of beneficial owners, of our Preferred B Stock.
Preferred C Stock
Our Preferred C Stock trades on the OTC Pink under the symbol “IMPHO.” Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.
On [•], 2022, the closing price of our Preferred C Stock as traded on the OTC Pink was $[•] per share. As of the Record Date, there were approximately [•] holders of record of our Preferred C Stock, including holders who are nominees for an undetermined number of beneficial owners, of our Preferred C Stock.

DIVIDEND POLICY AND DIVIDENDS PAID ON OUR COMMON STOCK AND PREFERRED STOCK
Our Board of Directors may authorize in its discretion the payment of cash dividends on our Common Stock, subject to an ongoing review of our profitability, liquidity and future operating cash requirements. We and some of our subsidiaries are subject to restrictions under our warehouse borrowings and long-term debt agreements on our ability to pay dividends if there is an event of default or otherwise. In addition, certain debt arrangements require the maintenance of ratios and contain restrictive financial covenants that could limit our ability, and the ability of our subsidiaries, to pay dividends. Furthermore, we will be prohibited from paying dividends on our Common Stock until we satisfy all of the outstanding dividends owed on our Preferred Stock and, if we issue any shares of New Preferred Stock, payment of all accrued but unpaid dividends on outstanding shares of New Preferred Stock. As a result, as of March 31, 2022, the Company has cumulative undeclared dividends in arrears of approximately $19.5 million, or approximately $29.30 per outstanding share of Preferred B Stock, thereby increasing the liquidation value to approximately $54.30 per share. Every quarter the cumulative undeclared dividends in arrears increases by $0.5859 per share of Preferred B Stock, or approximately $390,000. We have not paid dividends on any series of Preferred Stock since 2008.
The Company will not pay any accrued or unpaid dividends on any shares of Preferred Stock as part of the Preferred Stock Consideration in the Exchange Offers. The Board of Directors did not declare cash dividends on our Common Stock during the quarter ended March 31, 2022 or the years ended December 31, 2021 and 2020.
We also do not expect to declare or pay any cash dividends on our Common Stock in the foreseeable future. Dividends on any New Preferred Stock we issue in connection with the Exchange Offers and the related Special Redemption of Preferred B Stock and Preferred C Stock will accrue at the rate of 8.25% per annum (equivalent to a fixed annual amount of $0.00825 per share of the New Preferred Stock).
Under section 2-311 of the MGCL, a Maryland corporation generally cannot make any type of distribution to its stockholders, including a dividend or other distribution, if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or if the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless its charter permits otherwise (which our charter does not), the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Notwithstanding this restriction, a Maryland corporation may make a distribution from: (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for its preceding eight fiscal quarters even if, after such distribution, the corporation’s total assets would be less than its total liabilities, if, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of its business. We anticipate that we will issue shares of New Preferred Stock in lieu of cash in the Exchange Offers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to beneficial ownership of our Common Stock as of June 30, 2022 by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent (5%) of our Common Stock, and (iv) all directors and current executive officers as a group.
As of June 30, 2022, there were 21,500,935 shares of Common Stock outstanding. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to securities held by that person that are currently exercisable or become exercisable, or convertible or become convertible, within sixty (60) days of June 30, 2022 are deemed outstanding even if they have not actually been exercised or converted. Those shares, however, are not deemed outstanding for the purpose of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders (Other than Directors)
Richard H. Pickup(2)	6,663,120	30.4%
Todd M. Pickup(3)	2,855,367	13.1%
Named Executive Officers and Directors
George A. Mangiaracina(4)	437,368	2.0
Tiffany M. Entsminger(4)	30,376	*
Justin R. Moisio(4)	40,674	*
Katherine J. Blair(4)	16,667	*
Frank P. Filipps(4)	87,477	*
Joseph A. Piscina(4)	—	*
Obi O. Nwokorie(4)	—	*
Joseph O. Joffrion	—	*
Directors and current executive officers as a group (8 persons)(4)	612,562	2.8%

*
Indicates less than 1%.

(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.

(2)
According to Schedule 13D/A filed on November 24, 2021 and information known to the Company, the share amount consists of the following: (i) 120,000 shares owned by Mr. Pickup and held in an individual retirement account; (ii) 3,625,000 shares owned directly by RHP Trust, dated May 31, 2011 (the “Trust”), over which Mr. Pickup exercises sole investment and voting power; (iii) 401,163 shares underlying Convertible Promissory Notes Due 2020 issued to the Trust, at the initial conversion price of $21.50 per share, over which Mr. Pickup exercises sole investment and voting power; (iv) 116,956.95 shares that the Trust may acquire at any time after October 15, 2020 upon exercise (at an exercise price of $2.97 per share) of a Warrant to Purchase Common Stock owned directly by the Trust; (v) 1,400,000 shares are owned directly by Dito Caree LP, over all of which shares Gamebusters, Inc., acting through Richard H. Pickup, its sole officer and director, exercises sole investment and voting power; and (vi) 1,000,000 shares owned directly by Dito Devcar LP, over all of which shares Gamebusters, Inc., acting through Richard H. Pickup, its sole officer and director, exercises sole investment and voting power. The stockholder’s and the Trust’s address is 2532 Dupont Drive, Irvine, California 92612.

(3)
According to a Schedule 13G filed on February 11, 2021 and information known to the Company, the share amount consists of (A) (i) 100,000 shares owned directly by Mr. Pickup; (ii) 300,000 shares owned by Pickup Grandchildren’s Trust; (iii) 100,000 shares owned directly by Pickup Living Trust; (iv) 1,793,796 shares owned directly by Vintage Trust II, dated July 19, 2007, (the “Vintage Trust”);

(v) 296,512 shares that the Vintage Trust has the right to acquire at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2020 issued to the Vintage Trust, at the initial conversion price of $21.50 per share, and Mr. Pickup exercises sole investment and voting power over all such shares; and (vi) 85,059.6 shares that the Vintage Trust may acquire at any time after October 15, 2020 upon exercise (at an exercise price of $2.97 per share) of a Warrant to Purchase Common Stock owned directly by the Vintage Trust and (B) 100,000 shares owned directly by Plus Four Equity Partners, L.P. and 80,000 shares owned directly by Vintage Trust, dated October 28, 1993, over which Mr. Pickup shares investment and voting power. The stockholder’s address is 2532 Dupont Drive, Irvine, California 92612.
(4)
Includes the following: George Mangiaracina — 309,000 shares underlying options; Tiffany Entsminger — 22,589 shares underlying options; Frank Filipps — 27,500 shares underlying options, 39,500 shares underlying vested DSUs and 16,667 underlying vested RSUs; Katherine Blair — 11,667 shares underlying vested RSUs; and Justin Moisio — 33,349 shares underlying options.

Beneficial Ownership of Preferred Stock by Executive Officers, Directors and Large Stockholders
Preferred B Stock
No executive officer or director of the Company holds any shares of our Preferred B Stock. Based on information available to the Company, the following table sets forth, as of June 30, 2022, the names and beneficial ownership of those who hold more than 5% of the outstanding shares of our Preferred B Stock.
	Beneficial Ownership of Preferred B Stock
Name of Beneficial Owner	Shares	Percent
Camac Fund LP	246,110	37%
Preferred C Stock
No executive officer or director of the Company holds any shares of our Preferred C Stock. Based on information available to the Company, the following table sets forth, as of June 30, 2022, the names and beneficial ownership of those who hold more than 5% of the outstanding shares of our Preferred C Stock.
	Beneficial Ownership of Preferred C Stock
Name of Beneficial Owner	Shares	Percent
Dennis Hesse	275,170	19.6%
Joseph Waske	180,018	12.8%
David P. Sims	126,298	9.0%

STOCKHOLDER PROPOSALS
Proposals to be Included in Proxy Statement.
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2023 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than January 12, 2023 (the date that is one hundred twenty (120) calendar days before the one year anniversary of the date on which the proxy statement was released to stockholders for this year’s annual meeting of stockholders (the “2022 Annual Meeting”). If the date of next year’s annual meeting is changed by more than thirty (30) days from the anniversary date of the 2022 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to be Submitted for Annual Meeting.
Stockholders who wish to propose a nominee to the Board of Directors or submit any other proposal for consideration at our 2023 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our Bylaws, deliver a copy of their proposal no later than the close of business on the sixtieth (60th) day prior to the first anniversary of the 2022 Annual Meeting (April 23, 2023), nor earlier than the ninetieth (90th) day prior to the first (1st) anniversary of the 2022 Annual Meeting (March 24, 2023). If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least seventy (70) days prior to the first (1st) anniversary of the preceding year’s annual meeting, a stockholder’s nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth (10th) day following the day on which public announcement is first made by us. The proposal must comply with the notice procedures and information requirements set forth in our Bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our Bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
Mailing Instructions.
In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Justin R. Moisio, Corporate Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.
Universal Proxy.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2023.

DESCRIPTION OF SECURITIES
The following description summarizes the material terms and provisions of our Common Stock, preferred stock purchase rights, as well as our Preferred B Stock, Preferred C Stock, New Preferred Stock and the warrants. This description is not complete and is qualified in its entirety by reference to the applicable provisions of our Charter (including the articles supplementary) and our Bylaws, which are filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2021, which is incorporated herein by reference. See the sections titled “How to Obtain Additional Information” and “Incorporation by Reference.” If we issue New Preferred Stock in the Exchange Offers, we will file the form of articles supplementary, which is attached to this Proxy Statement as Annex A-3 and incorporated herein by reference. The description of New Preferred Stock is qualified in its entirety by reference to Annex A-3.
Authorized Capitalization
We have 210,000,000 shares of capital stock authorized under our Charter, consisting of 200,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, of which 2,500,000 have been designated as Series A-1 junior participating preferred stock, par value $0.01 per share (the “Preferred A-1 Stock”), 2,000,000 have been designated as Preferred B Stock, and 5,500,000 have been designated as Preferred C Stock. As of June 30, 2022, there were 21,500,935 shares of Common Stock outstanding, 665,592 shares of Preferred B Stock outstanding, and 1,405,086 shares of Preferred C Stock outstanding. If payment of cash as part of the Exchange Offers would cause us to violate the Cash Consideration Restrictions as described herein, we intend to issue shares of our New Preferred Stock, of which there are no shares outstanding as of the date hereof. In order to issue the New Preferred Stock, we intend to reclassify 35,000,000 shares of our Common Stock as shares of New Preferred Stock, resulting in a reduction of our authorized Common Stock to 165,000,000 under our Charter.
Common Stock
Subject to the preferential rights of any other class or series of stock, including the Preferred Stock, and to the provisions of the Charter regarding the restrictions on transfer of stock, holders of shares of our Common Stock are entitled to receive dividends on such stock when, as and if authorized by our Board of Directors out of funds legally available therefor and declared by us and to share ratably in the assets of the Company legally available for distribution to the holders of our Common Stock in the event of our liquidation, dissolution or winding up after payment of or adequate provision for all known debts and liabilities of the Company, including the preferential rights on dissolution of any class or classes of preferred stock, including the Preferred Stock.
Each share of Common Stock is entitled to one vote and will be fully paid and nonassessable upon issuance. Shares of Common Stock have no preference, conversion, exchange, redemption, appraisal, sinking fund, preemptive or cumulative voting rights. Our authorized stock may be increased and altered from time to time in the manner prescribed by Maryland law upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. Our Charter authorizes our Board of Directors to reclassify any unissued shares of Common Stock in one or more classes or series of stock, including preferred stock.
Preferred B Stock and Preferred C Stock
The rights of holders of Preferred B Stock are currently set forth in the Charter (including the articles supplementary establishing the Preferred B Stock filed with and accepted for record by the SDAT on May 26, 2004), our Bylaws and Maryland law. Certain provisions of the articles supplementary establishing the Preferred B Stock are proposed to be amended by the Preferred B Proposed Amendment.
The rights of holders of Preferred C Stock are currently set forth in the Charter (including the articles supplementary establishing the Preferred C Stock filed with and accepted for record by the SDAT on November 18, 2004, and Articles of Amendment amending and restating the terms of the Preferred C Stock filed with and accepted for record by the SDAT on June 29, 2009 (the “Amended Articles”)), our Bylaws and Maryland law. Certain provisions of the articles supplementary establishing the Preferred C Stock are proposed to be amended by the Preferred C Proposed Amendment.

The Preferred B Stock and Preferred C Stock currently ranks senior with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company to the Common Stock and the Preferred A-1 Stock. Each of the Preferred B Stock and Preferred C Stock are equal in right of payment with the other outstanding series of Preferred Stock. The Preferred B Stock and Preferred C Stock rank junior in right of payment to all of our existing and future indebtedness.
Subject to the preferential rights of holders of any other class or series of our stock, including any outstanding shares of New Preferred Stock, holders of outstanding shares of Preferred B Stock are entitled to cumulative dividends payable quarterly in cash when, as and if authorized by the Board of Directors and declared by us at a rate of 9.375% of the $25.00 liquidation preference per share of Preferred B Stock, per annum.
Subject to the preferential rights of holders of any other class or series of our stock, including any outstanding shares of New Preferred Stock, holders of outstanding shares of Preferred C Stock are entitled to non-cumulative dividends payable quarterly in cash when, as and if authorized by the Board of Directors and declared by us at a rate of 9.125% of the $25.00 liquidation preference per share of Preferred C Stock, per annum. Dividends on the Preferred C Stock are not cumulative. The terms of each series of Preferred Stock provide that no dividends may be declared or paid on such series of Preferred Stock if the terms and provisions of any agreement of the Company prohibit such declaration or payment, or if payment would constitute a breach or default under any agreement of the Company, or if such declaration or payment is restricted or prohibited by law.
When dividends on outstanding shares of Preferred B Stock are in arrears for six (6) or more quarterly periods (whether or not consecutive), the holders of Preferred B Stock (voting as a separate class) are entitled to elect a total of two (2) additional directors to the Board of Directors until all dividends accumulated on the Preferred B Stock for all past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.
The Company may not, without the affirmative vote or consent of the holders of at least two-thirds (2/3rds) of the shares of the Preferred B Stock outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class):
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authorize, create or increase the authorized or issued amount of any class or series of equity securities ranking senior to the Preferred B Stock with respect to the payment of dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company or reclassify any authorized equity securities of the Company into any such senior equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such senior equity securities;

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amend, alter or repeal any provision of the Charter so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions qualifications or terms or conditions of redemption of the Preferred B Stock (except that an increase or decrease in the number of shares of preferred stock (including Preferred B Stock) that the Company is authorized to issue, the issuance of additional shares of Preferred B Stock, or the creation or issuance of parity preferred stock will not materially and adversely affect the Preferred B Stock); or

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enter into, approve or otherwise facilitate a share exchange or reclassification that materially and adversely affects any preference, conversion or other right, voting power, restriction, limitation as to dividends or other distributions, qualification or term or condition of redemption of the Preferred B Stock, or a consolidation, merger or similar transaction unless the Preferred B Stock remains outstanding with such terms materially unchanged or the Preferred B Stock is converted into or exchanged for preference securities having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption which are not materially less favorable to the holders of Preferred B Stock.

The Company may not, without the affirmative vote or consent of the holders of at least two-thirds (2/ 3rds) of the shares of the Preferred C Stock outstanding at the time, in person or by proxy, either in writing or at a meeting (voting separately as a class with all series of parity preferred stock upon which like voting rights have been conferred and are exercisable):
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amend, alter or repeal any provision of the Charter so as to materially and adversely affect any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Preferred C Stock (except that an increase or decrease in the number of shares of preferred stock (including Preferred C Stock) that the Company is authorized to issue, the issuance of additional shares of Preferred C Stock, or the creation or issuance of parity preferred stock will not materially and adversely affect the Preferred C Stock); or

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enter into, approve or otherwise facilitate a share exchange or reclassification that materially and adversely affects any preference, conversion or other right, voting power, restriction, limitation as to dividends or other distributions, qualification or term or condition of redemption of the Preferred C Stock, or a consolidation, merger or similar transaction unless the Preferred C Stock remains outstanding with such terms materially unchanged or the Preferred C Stock is converted into or exchanged for preference securities having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption which are not materially less favorable to the holders of Preferred C Stock.

The Company, at its option, upon giving notice to the holders of shares of Preferred B Stock, may redeem the Preferred B Stock, in whole or from time to time in part, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends thereon to the date of redemption. The Company, at its option, upon giving notice to holders of Preferred C Stock, may redeem the Preferred C Stock, in whole or from time to time in part, for cash, at a redemption price of $25.00 per share. Holders of the Preferred B Stock and Preferred C Stock do not have conversion rights.
In the event of the Company’s liquidation, dissolution or winding-up, holders of outstanding shares of Preferred B Stock will be entitled to receive out of the assets of the Company legally available for distribution to stockholders an amount equal to $25.00 per share, plus any accumulated and unpaid dividends thereon to the date of payment (whether or not declared) before any distribution of assets is made to holders of Common Stock and any other equity securities of the Company that rank junior to the Preferred B Stock as to liquidation rights. In the event of the Company’s liquidation, dissolution or winding-up, holders of outstanding shares of Preferred C Stock will be entitled to receive out of the assets of the Company legally available for distribution to stockholders an amount equal to $25.00 per share before any distribution of assets is made to holders of Common Stock and any other shares of equity securities of the Company that rank junior to the Preferred B Stock as to liquidation rights.
As of March 31, 2022, the Company has cumulative undeclared dividends in arrears of approximately $19.5 million, or approximately $29.30 per outstanding share of Preferred B, thereby increasing the liquidation value to approximately $54.30 per share. Additionally, every quarter the cumulative undeclared dividends in arrears will increase by $0.5859 per share of Preferred B Stock, or approximately $390,000. The liquidation preference, inclusive of Preferred B Stock cumulative undeclared dividends in arrears, is only payable upon voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs. In addition, pursuant to Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al, the Company is required to pay the three quarters of dividends on the Preferred B Stock, and the holders of Preferred B Stock are entitled to call a special meeting for the election of two (2) additional directors.
After the effectiveness of the Proposed Amendments, each of the Preferred B Stock and the Preferred C Stock will become redeemable for the Preferred B Remainder Consideration and the Preferred C Remainder Consideration, respectively. The Special Redemption right may be exercised by the Company until the date that is two (2) years after the applicable Amendment Effective Date. If the Company has not exercised its Special Redemption right to redeem the Preferred B Stock or Preferred C Stock by the date that is sixty-five (65) days after the applicable Amendment Effective Date, each Articles of Amendment provide that, upon request of any holder of Preferred B Stock or Preferred C Stock, as applicable, within two (2) years after the applicable Amendment Effective Date, the Company shall redeem all outstanding shares of Preferred B

Stock or Preferred C Stock, as applicable for the applicable Preferred Stock Remainder Consideration on the date fixed by the Company within ninety (90) days of such request, subject to any delay required by the Company to comply with applicable Maryland law relating to limitations on payment of the Preferred Stock Remainder Consideration. If any shares of Preferred B Stock or Preferred C Stock (not otherwise participating in the Exchange Offers) have still not been redeemed by the second (2nd) anniversary of the applicable Amendment Effective Date, such shares will remain outstanding with all of their current rights, preferences and privileges.
The Proposed Amendments provide that the Company’s right and obligation to effect the Special Redemption is without regard to or compliance with any other provisions set forth in the 2004 Preferred B Articles Supplementary, with regard to the Preferred B Stock, or the Amended Articles, with regard to the Preferred C Stock, including the existing provisions relating to dividends and redemption.
Motions for class certification are pending before the Circuit Court of Baltimore City in the Plaintiff B Class Motion. If granted, we believe that class counsel will request a court award of attorney’s fees and costs, a portion of which may be payable from the Preferred B Consideration and the Preferred B Remainder Consideration. If such a motion is granted in full before the closing of the Exchange Offers, payment of the attorney’s fees and costs awarded may reduce the Preferred B Consideration and the Preferred B Remainder Consideration by the pro rata per-share amount of such award. If such a motion has been filed but has not been decided before the closing of the Exchange Offers, we may pay the portion of the Preferred B Remainder Consideration sought pursuant to such motion into an escrow account. Once all claims relating to such motion have been determined, we will direct the escrow agent to pay such attorney’s fees or other awards directly to the recipients thereof as determined by the court and, following such payment, to distribute any remaining funds in the escrow account to the holders of Preferred B Stock who participated in the Exchange Offer or whose shares have been redeemed pursuant to the Special Redemption of the Preferred B Stock.
If notice of redemption has been given by the Company and if the cash funds and other Preferred Stock Remainder Consideration have been set aside by the Company for the benefit of the holders of Preferred B Stock and/or Preferred C Stock, as the case may be, then from and after the date of redemption, the shares of Preferred B Stock or Preferred C Stock will no longer be deemed to be outstanding, dividends will cease to accrue on such shares, and all rights of the holders thereof will terminate except for the right to receive the applicable Preferred Stock Remainder Consideration. We will have no obligation to pay or make allowance for, and will not make any other payment or allowance for, the liquidation preference of, or any accrued and unpaid dividends on, any shares of Preferred Stock which are redeemed (whether or not such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).
If the Company elects to effect the Special Redemption or is required to effect the Special Redemption, with regard to either Preferred B Stock or Preferred C Stock, the Company will deposit the required funds and any other Preferred B Remainder Consideration or Preferred C Remainder Consideration, as applicable, with a bank or trust company for the purpose of redeeming Preferred B Stock or Preferred C Stock, as applicable, which deposit will be irrevocable except that (a) the Company will be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and (b) any balance of funds and any other Preferred B Remainder Consideration or Preferred C Remainder Consideration, as applicable, so deposited by the Company and unclaimed by the holders of the Preferred B Stock or Preferred C Stock, as applicable, entitled thereto at the expiration of two (2) years from the applicable redemption date shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the holders of the shares entitled to the funds and any other Preferred B Remainder Consideration or Preferred C Remainder Consideration, as applicable, so repaid to the Company shall look only to the Company for payment without interest or other earnings.
The Special Redemption of the Preferred B Stock will not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, and as amended by Order of July 24, 2018, in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al., including the prior payment of three quarters of dividends, or approximately $1.76 per share of Preferred B Stock, under the 2004 Preferred B Articles Supplementary.

New Preferred Stock
General
If, at the time that the Exchange Offers close, the payment of cash in exchange for all of the tendered shares of Preferred B Stock and Preferred C Stock would cause us to violate any of the Cash Consideration Restrictions, then, in lieu of the cash portion of the consideration payable in the Exchange Offer(s), each holder of Preferred B Stock will receive fifty (50) shares of New Preferred Stock for each share of Preferred B Stock, and each holder of Preferred C Stock will receive one (1) share of New Preferred Stock for each share of Preferred C Stock. Similarly, holders of Preferred B Stock and Preferred C Stock who do not participate in the Exchange Offers, will receive the same number of shares of New Preferred Stock as part of the applicable Preferred Stock Remainder Consideration. Although a final determination will be made by the Board upon the expiration of the Exchange Offers, we currently anticipate that, at the time of closing of the Exchange Offers, the payment of cash in the Exchange Offers would cause us to violate the Cash Consideration Restrictions and that we will issue New Preferred Stock in lieu of cash in the Exchange Offers and as Preferred Stock Remainder Consideration. Please see Annex A-3 for the complete terms of the New Preferred Stock.
Ranking
The New Preferred Stock will rank, with respect to dividend rights and rights upon liquidation, dissolution or our winding up:
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senior to all classes or series of our common stock, our Series A-1 Preferred Stock, our Preferred B Stock, our Preferred C Stock and any other class or series of our capital stock expressly designated as ranking junior to the New Preferred Stock;

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on parity with any future class or series of our capital stock expressly designated as ranking on parity with the New Preferred Stock; and

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junior to any other class or series of our capital stock expressly designated as ranking senior to the New Preferred Stock, none of which exists on the date hereof.

The New Preferred Stock will also rank junior in right of payment to our existing and future debt obligations.
Dividends
Holders of shares of New Preferred Stock will be entitled to receive, when, as and if authorized by our Board of Directors and declared by us, preferential cumulative cash dividends at the rate of 8.25% per annum of the $0.10 liquidation preference per share of the New Preferred Stock (equivalent to a fixed annual amount of $.00825 per share of the New Preferred Stock).
Dividends on the New Preferred Stock will accrue and be cumulative from and including the date of original issue, or if later, the most recent dividend payment date on which dividends have been paid in full, and will be payable to holders annually in arrears on or about the 31st day of December of each year, beginning on December 31, 2022.
Dividends will be payable to holders of record as they appear in our stock records at the close of business on the applicable record date, which shall be the date designated by our Board of Directors as the record date for the payment of dividends that is not more than ninety (90) and not fewer than ten (10) days prior to the scheduled dividend payment date.
Dividends on the New Preferred Stock will accrue whether or not:
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we have earnings;

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there are funds legally available for the payment of those dividends; or

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those dividends are authorized or declared.

No dividends on the New Preferred Stock will be authorized by the Board of Directors, declared, paid or set apart for payment at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration, payment or setting apart shall be restricted or prohibited by law.
Except as described in the next two paragraphs, unless full cumulative dividends on the New Preferred Stock shall have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash is set apart for payment, we will not:
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declare and pay or declare and set apart for payment of dividends, and we will not declare and make any other distribution of cash or other property, directly or indirectly, on or with respect to any shares of our common stock or shares of any other class or series of our capital stock ranking, as to dividends, on parity with or junior to the New Preferred Stock, for any period; or

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redeem, purchase or otherwise acquire for any consideration, or make any other distribution of cash or other property, directly or indirectly, on or with respect to, or pay or make available any monies for a sinking fund for the redemption of, any common stock or shares of any other class or series of our capital stock ranking, as to payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up, on parity with or junior to the New Preferred Stock.

The foregoing sentence, however, will not prohibit:
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dividends payable solely in capital stock ranking, as to payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up, junior to the New Preferred Stock;

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the conversion into or exchange for other shares of any class or series of capital stock ranking, as to payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up, junior to the New Preferred Stock; or

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our purchase of shares of any other class or series of capital stock ranking on parity with the New Preferred Stock as to payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of New Preferred Stock.

When we do not pay dividends in full (and do not set apart a sum sufficient to pay them in full) on the New Preferred Stock and the shares of any other class or series of capital stock ranking, as to dividends, on parity with the New Preferred Stock, we will declare any dividends upon the New Preferred Stock and each such other class or series of capital stock ranking, as to dividends, on parity with the New Preferred Stock pro rata, so that the amount of dividends declared per share of New Preferred Stock and such other class or series of capital stock will in all cases bear to each other the same ratio that accrued dividends per share on the New Preferred Stock and such other class or series of capital stock (which will not include any accrual in respect of unpaid dividends on such other class or series of capital stock for prior dividend periods if such other class or series of capital stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the New Preferred Stock which may be in arrears.
Holders of shares of New Preferred Stock are not entitled to any dividend, whether payable in cash, property or shares of capital stock, in excess of full cumulative dividends on the New Preferred Stock as described above. Any dividend payment made on the New Preferred Stock will first be credited against the earliest accrued but unpaid dividends due with respect to those shares which remain payable. Accrued but unpaid dividends on the New Preferred Stock will accumulate as of the dividend payment date on which they first become payable.
We do not intend to declare dividends on the New Preferred Stock, or pay or set apart for payment dividends on the New Preferred Stock, if the terms of any of our agreements, including any agreements relating to our indebtedness, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends will be authorized by our Board of Directors and declared by us or paid or set apart for payment if such authorization, declaration, payment or setting apart for payment is restricted or prohibited by law.
Liquidation Preference
Upon our liquidation, dissolution or winding up, before any distribution or payment may be made to holders of shares of our common stock, or any other class or series of our capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, junior to the New Preferred Stock, holders of shares of New Preferred Stock will be entitled to be paid out of our assets legally available for distribution to our stockholders, after payment of or provision for our debts and other liabilities, a liquidation preference of $0.10 per share of New Preferred Stock, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) to but not including the date of payment, but without interest. If, upon our voluntary or involuntary liquidation, dissolution or winding up, our available assets are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of New Preferred Stock and the corresponding amounts payable on all shares of each other class or series of capital stock ranking, as to rights upon our liquidation, dissolution or winding up, on parity with the New Preferred Stock in the distribution of assets, then holders of shares of New Preferred Stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up, on parity with the New Preferred Stock will share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
Holders of shares of New Preferred Stock will be entitled to written notice of any distribution in connection with any voluntary or involuntary liquidation, dissolution or winding up of our affairs not less than ten (10) days and not more than sixty (60) days before the distribution payment date. After payment of the full amount of the liquidating distributions to which they are entitled, holders of shares of New Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation or merger with or into any other corporation, trust or other entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of our property or business, will not be deemed to constitute a liquidation, dissolution or winding up of our affairs.
Redemption
We will have the right and obligation to redeem all outstanding shares of New Preferred Stock, in whole, but not in part, for cash, at a redemption price of $0.10 per share, plus any accrued and unpaid dividends (whether or not declared) on such shares of New Preferred Stock to, but not including, the redemption date (other than any dividend with a dividend record date before the applicable redemption date and a dividend payment date after the applicable redemption date, which shall be paid on the dividend payment date notwithstanding prior redemption of such shares), on:
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the 60th day, or such earlier date we may fix, after the date of our public announcement of annual or quarterly financial statements that indicate that payment of the redemption price would not cause us to violate the restrictions on payment of distributions to stockholders under section 2-311 of the MGCL unless, prior to such redemption date, the Board of Directors determines in good faith that the payment of the redemption price for the New Preferred Stock and for any stock ranking on parity with the New Preferred Stock with respect to redemption and which have become redeemable as of the applicable redemption date would cause us to violate the Cash Consideration Restrictions; or

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any date we fix not more than sixty (60) days after any determination by the Board of Directors in good faith that our payment of the redemption price for the New Preferred Stock and any stock ranking on parity with the New Preferred Stock with respect to redemption rights have been conferred as of such redemption date would not cause us to violate the Cash Consideration Restrictions.

A violation of the Cash Consideration Restrictions will occur if the occurrence of an action would cause (i) us to violate the restrictions on payment of distributions to stockholders under section 2-311 of the MGCL (ii) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (iii) us to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency. We expect that, upon completion of the Exchange Offer, we will be prohibited from redeeming any shares of New Preferred Stock.
The Board of Directors, or a duly-authorized committee thereof, must, within thirty (30) days after the public announcement of each of our annual or quarterly financial statements of the Company, and within ten (10) days after the issuance by the Company of any capital stock in exchange for cash or other consideration (other than in connection with any stock dividend or stock split or pursuant to any equity incentive plan we maintain), evaluate, in good faith, whether the redemption of the New Preferred Stock and any stock ranking on parity with the New Preferred Stock with respect to redemption rights would be permitted in light of the Cash Consideration Restrictions.
Unless full cumulative dividends on all outstanding shares of New Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart, we may not purchase or otherwise acquire directly or indirectly for any consideration, nor may any monies be paid to or be made available for a sinking fund for the redemption of, any shares of New Preferred Stock (except by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for shares of, stock ranking junior to the New Preferred Stock with respect to redemption rights); except that the foregoing will not prevent the purchase or acquisition of shares of New Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of New Preferred Stock.
Notice of redemption must be mailed, postage prepaid, not less than ten (10) nor more than sixty (60) days prior to the redemption date, addressed to the respective holders of record of the New Preferred Stock to be redeemed at their respective addresses as they appear on our stock transfer records as maintained by the transfer agent named in “— Transfer Agent” below, substantially in accordance with the applicable procedures of the Depository Trust Company (the “DTC”). No failure to give such notice or any defect therein or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of New Preferred Stock except as to the holder to whom notice was defective or not given. Any notice of redemption may, at our discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a securities offering or other corporate transaction. Holders of New Preferred Stock to be redeemed must comply with the applicable procedures of DTC in connection with surrendering their shares for payment of the redemption price. We may delay the closing of any redemption of New Preferred Stock if we would be prohibited from paying the redemption price under section 2-311 of the MGCL until such time determined in good faith by the Board of Directors that we would be permitted to pay such redemption price.
All shares of New Preferred Stock that we redeem or repurchase will return to the status of authorized but unissued shares of Common Stock, without designation as to series or class.
Subject to applicable law and the limitation on purchases when dividends on the New Preferred Stock are in arrears, we may, at any time and from time to time, purchase New Preferred Stock in the open market, by tender or by private agreement.
Future debt instruments may prohibit us, from redeeming or otherwise repurchasing any shares of our capital stock, including the New Preferred Stock, except in limited circumstances.
Conversion Rights
The New Preferred Stock is not convertible into or exchangeable for any other securities or property.
No Maturity or Sinking Fund
The New Preferred Stock has no maturity date. Accordingly, the New Preferred Stock will remain outstanding indefinitely until we are required to redeem the New Preferred Stock on the terms set forth above. The New Preferred Stock is not subject to any sinking fund.
Limited Voting Rights
Holders of shares of the New Preferred Stock generally do not have any voting rights, except as set forth below.

So long as any shares of New Preferred Stock remain outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds (2/3rds) of the outstanding shares of New Preferred Stock and each other class or series of preferred stock ranking on parity with New Preferred Stock with respect to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up and upon which like voting rights have been conferred (voting together as a single class):
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authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of capital stock ranking senior to or on parity with the New Preferred Stock with respect to payment of dividends or the distribution of assets upon our liquidation, dissolution or winding up, or reclassify any of our authorized capital stock into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase such capital stock; or

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amend, alter or repeal the provisions of our Charter, including the terms of the New Preferred Stock, whether by merger, consolidation, conversion or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the New Preferred Stock, except that if the New Preferred Stock remains outstanding after the occurrence of any of merger, consolidation, conversion or a sale or lease of all or substantially all of our assets with the terms of the New Preferred Stock materially unchanged or, if we are not the surviving entity, is converted into or exchanged for shares of, or options, warrants or rights to purchase or subscribe for shares of, capital stock or other securities having rights, preferences, privileges and voting powers substantially similar, taken as a whole, to those of the New Preferred Stock, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the New Preferred Stock; and any increase in the amount of, or the creation or issuance, or increase in the amounts authorized, of any classes or series of stock ranking junior to the New Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the New Preferred Stock.

Holders of shares of New Preferred Stock will not have any voting rights with respect to, and the consent of the holders of shares of New Preferred Stock is not required for, the taking of any corporate action, including any merger or consolidation involving us or a sale of all or substantially all of our assets, regardless of the effect that such merger, consolidation or sale may have upon the powers, preferences, voting power or other rights or privileges of the New Preferred Stock, except as set forth above.
In addition, the voting provisions above will not apply if, at or prior to the time when the act with respect to which the vote would otherwise be required would occur, we have redeemed all outstanding shares of New Preferred Stock.
The Exchange Offers and Redemption
We will have the right and obligation to redeem our outstanding shares of Preferred B Stock and Preferred C Stock in the Exchange Offers and the right and obligation to redeem any outstanding shares of Preferred B Stock and Preferred C Stock that remain outstanding after the Exchange Offers on the terms and conditions set forth in our Charter, pursuant to the Special Redemption right, as amended and in effect from time to time, and as described in this Proxy Statement, without regard to or compliance with any term of the New Preferred Stock. In connection therewith, we will have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any New Preferred Stock outstanding (whether or not such dividends have accumulated) in connection with any such redemption of Preferred Stock.
Listing
The issuance of the New Preferred Stock will be registered with the SEC, but the New Preferred Stock will not be listed on any securities exchange and is expected to be illiquid.
Transfer Agent
The transfer agent, registrar and dividend disbursing agent for the New Preferred Stock is American Stock Transfer & Trust Company, New York, New York.

Book-Entry Procedures
The New Preferred Stock will be issued in global form. DTC or its nominee will be the sole registered holder of the New Preferred Stock. Ownership of beneficial interests in the New Preferred Stock in global form will be limited to DTC participants or persons who hold interests through such participants. Ownership of beneficial interests in the New Preferred Stock in global form will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants).
So long as DTC, or its nominee, is the registered owner or holder of a global certificate representing the shares of the New Preferred Stock, DTC or such nominee, as the case may be, will be considered the sole holder of the shares of the New Preferred Stock represented by such global certificate for all purposes. No beneficial owner of an interest in the shares of the New Preferred Stock in global form will be able to transfer that interest except in accordance with the applicable procedures of DTC in addition to those provided for under our Charter.
Payments of dividends on the global certificate representing the shares of the New Preferred Stock will be made to DTC or its nominee, as the case may be, as the registered holder thereof. None of us, the transfer agent, registrar or dividend disbursing agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global certificate representing the shares of the New Preferred Stock or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
We expect that DTC or its nominee, upon receipt of any payment of dividends in respect of a global certificate representing the shares of the New Preferred Stock, will credit participants’ accounts with payments in amounts proportionate to their respective beneficial ownership interests in the aggregate liquidation preference of such global certificate representing the shares of the New Preferred Stock as shown on the records of DTC or its nominee, as the case may be. We also expect that payments by participants to owners of beneficial interests in such global certificate representing the shares of the New Preferred Stock held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of such participants.
Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds.
We understand that DTC is:
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a limited purpose trust company organized under the laws of the State of New York;

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a “banking organization” within the meaning of New York Banking Law;

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a member of the Federal Reserve System;

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a “clearing corporation” within the meaning of the Uniform Commercial Code; and

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a “Clearing Agency” registered pursuant to the provisions of section 17A of the Exchange Act.

DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates.
Although DTC is expected to follow the foregoing procedures in order to facilitate transfers of interests in a global security among its participants, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. None of us, the Exchange Agent, or the Information Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
The information in this section concerning DTC and its book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

Warrants
In connection with the Exchange Offer for our Preferred C Stock, for each share of Preferred C Stock we will issue 1.5 warrants to acquire 1.5 shares of our Common Stock (the “Warrant Shares”) at an exercise price of $5.00 per share. No fractional warrants will be issued to the holders of Preferred C Stock. If a holder of Preferred C Stock is otherwise entitled to receive a fractional warrant, the Company shall round down to the nearest whole number of warrants to be issued to a holder of Preferred C Stock. The warrants will become exercisable three (3) years from the date of closing of the Exchange Offer for our Preferred C Stock. The warrants will expire ten (10) years from the closing of the Exchange Offer for the Preferred C Stock, at 5:00 p.m., New York City time.
We will not be obligated to deliver any Warrant Shares and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Common Stock underlying the warrants is then effective and a prospectus relating thereto is current or a valid exemption therefrom is available, subject to our satisfying our obligations described below with respect to exercising warrants on a “cashless basis.” No warrants will be exercisable, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered, qualified or deemed exempt from registration under the securities laws of the state of the exercising holder. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless.
The warrants will not be listed on any exchange and there will be no active secondary market for such securities. We have agreed that we may, but are under no obligation to, file with the SEC a registration statement for the registration, under the Securities Act, of the Common Stock issuable upon exercise of the warrants. If the Common Stock issuable upon exercise of the warrants is not registered at the time of exercise, holders of the warrants will be required to exercise the warrants on a “cashless basis,” by exchanging the warrants (in accordance with section 3(a)(9) of the Securities Act or another exemption) for that number of shares of Common Stock equal to the quotient obtained by dividing (a) the product of (1) the number of shares of Common Stock underlying the warrants and (2) the excess of the fair market value of our Common Stock over the warrant exercise price by (b) the fair market value of our Common Stock, as determined in accordance with the warrant. Additionally, if our shares of Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under section 18(b)(1) of the Securities Act, we may, at our option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with section 3(a)(9) of the Securities Act. No fractional shares of Common Stock will be issued upon the exercise of the warrants on a “cashless basis.” If, by reason of any exercise of warrants on a “cashless basis”, the holder of any warrant would otherwise be entitled to a fractional share of Common Stock, the Company will round down to the nearest whole number of shares of Common Stock.
In case of any Business Combination, then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of each warrant will thereafter be entitled to receive upon exercise of the warrant, during the exercise period and upon payment of the exercise price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the Warrant Shares deliverable upon exercise of the warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in the warrant. If the per-share consideration payable to the warrant holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Board of Directors) will be made in the application of the provisions of the warrant with respect to the rights and interests of the holder after the transaction, to the end that the provisions of the warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the warrant. In the event of any Business Combination, at the Company’s option, the warrants will convert into the number of shares of Common Stock, common stock of the successor or acquiring person, and/or other property that a holder immediately prior to such event of the number of shares of Common Stock for which such warrants are exercisable would have owned or received immediately after and as a result of such event.
If the number of outstanding shares of Common Stock is increased by a capitalization or share dividend payable in Common Stock, or by a stock split or other similar event, then, on the effective date of such share dividend, stock split or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding Common Stock.
If the number of outstanding shares of Common Stock is decreased by a, combination, reverse share split or reclassification of Common Stock or other similar event, then, on the effective date of such combination, reverse share split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Common Stock.
Whenever the number of shares of Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Common Stock so purchasable immediately thereafter.
Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number of shares of Common Stock.
Special Meetings of Stockholders
The president, chief executive officer; two-thirds (2/3rds) of the entire Board of Directors or a majority of the Unaffiliated Directors (as defined in the Bylaws) may call special meetings of the stockholders. Special meetings of stockholders may also be called by the secretary of the Company upon the written request of the holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting and must otherwise comply with the provisions of the Bylaws.
Extraordinary Transactions
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders holding at least two thirds (2/3rds) of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter provides that these matters (except for amendments to the Charter provision relating to the removal of directors, which must be approved by the affirmative vote of stockholders holding at least two-thirds (2/3rds) of the shares entitled to vote on the matter) may be approved by a majority of all of the votes entitled to be cast on the matter.
Tax Benefits Preservation Rights Agreement
On October 23, 2019, the Board of Directors authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock of the Company to stockholders of record as of the close of business on November 5, 2019 (the “2019 Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Preferred Stock, of the Company at an exercise price of $45.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Purchase Price”). The complete terms of the Rights are set forth in a Tax Benefits Preservation Rights Agreement, dated as of October 23, 2019, between American Stock Transfer & Trust Company, LLC (the “Rights Agent”) and the Company (the “Rights Agreement”). The Final Expiration Date (as defined in the Rights Agreement) is October 22, 2022, unless otherwise extended as described below.

By adopting the Rights Agreement, the Board of Directors is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “Tax Benefits”). In general, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.
The Tax Benefits can be valuable to the Company. However, the Company’s ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an “ownership change” for purposes of section 382 of the Code and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an “ownership change” if the percentage of the shares of common stock owned by one or more “five-percent stockholders” increases by more than fifty (50) percentage points over the lowest percentage of shares of common stock owned by such stockholder at any time during the prior three year on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company’s investor base have the unintended effect of limiting the Company’s use of its Tax Benefits. As such, the Rights Agreement has a 4.99% “trigger” threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding Common Stock without the prior approval of the Board of Directors. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company’s stock are not included in the calculation of “ownership change” for purposes of section 382 of the Code. The Board of Directors has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Rights Agreement if the Board of Directors determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.
Issuance and Transfer of Rights; Rights Certificates
The Board of Directors declared a dividend of one Right for each outstanding share of common stock. Until the Distribution Date (as defined below):
•
the Rights will be evidenced by and trade with the certificates for shares of Common Stock (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

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new Common Stock certificates issued after the 2019 Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and

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the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Distribution Date; Separation of Rights
Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become separately tradable and exercisable only upon the earlier of: (i) ten (10) business days (or such later day as the Board may determine) following a public announcement that a person or group of affiliated or associated persons (collectively, an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the outstanding Common Stock; or (ii) ten (10) business days (or such later day as the Board may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.
The date on which the Rights separate from the Common Stock and become exercisable is referred to as the “Distribution Date.” As soon as practicable after the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.
The Rights Agreement includes a procedure whereby the Board of Directors will consider requests to exempt certain acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.
Until a Right is exercised, the holder of such Right will have no rights as a stockholder of the Company (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.
The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted (each, an “Existing Holder”) will not be deemed to be an “Acquiring Person” for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder’s lowest percentage of ownership of the Common Stock after the adoption of the Rights Agreement, subject to specified exceptions.
Preferred Shares Purchasable Upon Exercise of Right
After the Distribution Date, each Right will entitle the holder to purchase, for $45.00 (the “Purchase Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one share of common stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of common stock, and should approximate the value of one (1) share of Common Stock.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:
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not be redeemable;

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entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one (1) share of Common Stock, whichever is greater;

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entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one (1) share of Common Stock, whichever is greater;

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have the same voting power as one (1) share of Common Stock; and

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entitle holders to a per share payment equal to the payment made on one (1) share of Common Stock if the Common Stock is exchanged via merger, consolidation or a similar transaction.

“Flip-in” Rights
At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a share of Preferred Stock, common stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below. Following the occurrence of an event set forth above, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
“Flip-over” Rights
In the event any person or group becomes an Acquiring Person and the Company merges into or engages in certain other business combinations with an Acquiring Person, or 50% or more of the Company’s consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.
Exchange of Rights
At any time after a person becomes an Acquiring Person, in lieu of allowing the “flip-in” to occur, the Board of Directors may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one (1) share of the Common Stock (or, under certain circumstances, cash, property or other securities of the Company, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, the Board may not conduct such an exchange at any time any person (other than the Company or certain entities affiliated with the Company) together with such person’s affiliates or associates becomes the beneficial owner of 50% or more of the Common Stock.
Redemption of Rights
At any time prior to a Distribution Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as the Board of Directors may establish. Immediately upon the action of the Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Expiration Date of the Rights
The Rights will expire on the earliest of:
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October 22, 2022, unless extended;

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the time at which the Rights are redeemed or exchanged under the Rights Agreement;

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the repeal of Code section 382 or any successor statute, if the Board determines that the Plan is no longer necessary for the preservation of Tax Benefits;

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the beginning of a taxable year with respect to which the Board determines that no Tax Benefits may be carried forward; or

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such time when the Board determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to the Company.

Amendment of Rights
The terms of the Rights may be amended by a resolution of the Board without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.
Anti-Dilution Provisions
The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or common stock. With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.
Terms of the Preferred Stock
In connection with the Rights Agreement, the Board of Directors designated 2,500,000 shares of the Preferred Stock, as set forth in the Articles Supplementary for Series A-1 Junior Participating Preferred Stock (the “Articles Supplementary”) filed with the SDAT on September 4, 2013.
Board of Directors Determination of Acquiring Person Status
Pursuant to the Rights Agreement, and as set forth in more detail above under the heading “The Exchange Offers and Consent Solicitation — Distribution Date; Separation of Rights,” any stockholder who acquires 4.99% or more of the outstanding shares of Common Stock is generally considered a “Acquiring

Person” for the purposes of the Rights Agreement. However, the Rights Agreement also provides that the Board of Directors can affirmatively determine, in light of the intent and purposes of the Rights Agreement or other circumstances facing us, that any person who otherwise might become an Acquiring Person will not be deemed an Acquiring Person, for so long as such person complies with any limitations or conditions required by the Board of Directors in making such determination. In connection with the Exchange Offer, the Board of Directors has determined that no stockholder who receives shares of Common Stock in the Exchange Offer or, for shares not tendered in the Exchange Offer, who receives shares of Common Stock upon redemption of such shares (together, the “Transaction Common Shares”), such that such stockholder’s ownership of Transaction Common Shares, when combined with any shares of Common Stock owned by such stockholder before the close of the Exchange Offer, would equal or be greater than 4.99% of the outstanding shares of Common Stock (each, an “Exempted Stockholder”), will be considered an “Acquiring Person” for the purposes of the Rights Agreement (the “Exemption”), provided that (a) such stockholder was not considered an “Acquiring Person” for the purposes of the Rights Agreement prior to the closing of the Exchange Offer and (b) such Exemption will terminate automatically upon any further acquisition by any such Exempted Stockholder of additional shares of Common Stock.

HOW TO OBTAIN ADDITIONAL INFORMATION
This Proxy Statement contains certain business and financial information about the Company that is not included in or delivered with this document. We maintain a website at www.impaccompanies.com. On our website, we make available free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such material with the SEC. The information contained on our website is expressly not incorporated by reference into this Proxy Statement.
All reports filed with the SEC may also be obtained at the SEC’s website at www.sec.gov.
If you would like additional copies of this Proxy Statement, or if you have questions about the Exchange Offers or the Consent Solicitation (as hereinafter defined), you should contact the Company at:
Impac Mortgage Holdings, Inc.
19500 Jamboree Road,
Irvine, California 92612
Attention: Justin R. Moisio, Corporate Secretary
(949) 475-3600
Email: justin.moisio@impacmail.com
We have not authorized anyone to give any information or make any representation about our Exchange Offers or the Consent Solicitation that is different from, or in addition to, that contained in this Proxy Statement or in any of the materials that we have incorporated into this Proxy Statement. Therefore, if anyone gives you information of this sort, you should not rely on it.

INCORPORATION BY REFERENCE
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring to other documents that we have filed separately with the SEC and are delivering to you with a copy of this Proxy Statement. The information incorporated by reference is deemed to be part of this Proxy Statement. This Proxy Statement incorporates by reference the following documents:
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Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 11, 2022; and

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Our Quarterly Report on Form 10-Q for the period ended March 31, 2022.

All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting are incorporated by reference in this proxy statement from the date of filing of the documents, unless we specifically provide otherwise. You should consider any statement contained in this Proxy Statement (or in a document incorporated into this proxy statement) to be modified or superseded to the extent that a statement in a subsequently filed document modifies or supersedes such statement.
You may obtain, without charge, a copy of any of the documents incorporated by reference in this Proxy Statement, other than exhibits to those documents that are not specifically incorporated by reference into those documents, upon written request to Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612, Attention: Corporate Secretary, or by telephone at (949) 475-3600.

ANNEX A-1
ARTICLES OF AMENDMENT — 9.375% SERIES B CUMULATIVE REDEEMABLE
PREFERRED STOCK

IMPAC MORTGAGE HOLDINGS, INC.
ARTICLES OF AMENDMENT
Impac Mortgage Holdings, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:
FIRST:   Articles Supplementary (the “Articles Supplementary”) of the Corporation establishing the Corporation’s 9.375% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”) were filed with and accepted for record by the SDAT on May 26, 2004 and formed a part of the charter of the Corporation (the “Charter”). The Articles Supplementary are hereby amended to add the following new Section 8, Section 9, Section 10 and Section 11 to follow Section 7:
(8)   DEFINED TERMS.   As used in this Section 8 and in Section 9, Section 10 and Section 11, the following terms shall have the following meanings:
(a)   “Amendment Effective Date” means the date the Articles of Amendment setting forth this Section 8 and in Section 9, Section 10 and Section 11 are accepted for record by the State Department of Assessments and Taxation of Maryland (the “SDAT”).
(b)   “Class B Fee Order” means any final order granting, in whole or in part, any Class B Fee Petition.
(c)   “Class B Fee Petition” means, collectively, any and all petitions seeking attorney’s fees and/or costs payable to attorneys for one or more holders of Series B Preferred Stock, or seeking other reimbursement or compensation from the holders of Series B Preferred Stock, in connection with the matter Curtis J. Timm, et al v Impac Mortgage Holdings, Inc., et al., initially filed in the Circuit Court of Baltimore City in December 7, 2011.
(d)   “Exchange Offer” means the Exchange Offer as defined in the Exchange Offer Registration Statement.
(e)   “Exchange Offer Registration Statement” means the Registration Statement on Form S-4, Commission File No. 333-[•], filed by the Corporation with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and all amendments thereto, and the related form of prospectus included therein.
(f)   “Series C Special Redemption” means the Corporation’s right and obligation to redeem outstanding shares of the Corporation’s 9.125% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) pursuant to the “Series C Special Redemption” set forth in Articles of Amendment filed with, and accepted for record by, the SDAT on or about the Amendment Effective Date and described in the Exchange Offer Registration Statement.
(g)   “New Preferred Stock” means the Corporation’s Series D Cumulative Redeemable Preferred Stock, having the terms set forth in the form of Articles Supplementary attached as Annex A-3 to the Exchange Offer Registration Statement.
(9)   EXCHANGE OFFER REDEMPTIONS.   Subject to the terms and conditions of the Exchange Offer as described in the Exchange Offer Registration Statement, the Corporation shall have the right and obligation to redeem outstanding shares of Series B Preferred Stock, and the right and obligation to redeem outstanding shares of Series C Preferred Stock pursuant to the Exchange Offer (the “Exchange Offer Redemptions”). The Corporation’s power to effect the Exchange Offer Redemptions shall be without regard to or compliance with any other provision set forth in the Articles Supplementary classifying the Series B Preferred Stock (the “Original Articles”), including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Exchange Offer Redemptions, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series B Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date). The redemption of shares of Series B Preferred Stock pursuant to the

Exchange Offer Redemptions shall not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, as modified in the Judgement Order by the Circuit Court for Baltimore City, dated July 24, 2018, in the matter Curtis J. Timm, et al v Impac Mortgage Holdings, Inc., et al. (the “Judgment Order Number 5”).
(10)   SERIES B SPECIAL REDEMPTION.
(a)   Right and Obligation of Series B Special Redemption.   The Corporation shall have the right and obligation to redeem all outstanding shares of Series B Preferred Stock pursuant to the special redemption set forth in this Section 10 (the “Series B Special Redemption”) and the power to effect the Series C Special Redemption. The Corporation’s right and obligation to effect the Series B Special Redemption and the Corporation’s power to effect the Series C Special Redemption shall be without regard to or compliance with any other provision set forth in the Articles Supplementary classifying the Series B Preferred Stock-, including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Series B Special Redemption and the Series C Special Redemption, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series B Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).
(b)   Special Redemption Price.   The Corporation shall have the right to redeem the outstanding shares of Series B Preferred Stock, in whole but not in part, on such date as may be fixed by the Corporation on or prior to the date that is two years from the Amendment Effective Date for the following per share redemption price (the “Special Redemption Price”), subject to clause (f) of this Section 10 and any Class B Fee Order: (i) either (A) $5.00 or (B) 50 shares of New Preferred Stock, whichever is paid to a holder of a share of Series B Preferred Stock in connection with the closing of the Exchange Offer, and (ii) 20 shares of the Corporation’s Common Stock, $0.01 par value per share. If the Corporation has not provided written notice of its election to effect the Series B Special Redemption by the date that is 65 days from the Amendment Effective Date, then, upon the written request of the holder of any outstanding share of Series B Preferred Stock on or prior to the date that is two years from the Amendment Effective Date (the “Stockholder Put Notice”), the Corporation shall effect the Series B Special Redemption for all, but not less than all, of the outstanding shares of Series B Preferred Stock at the Special Redemption Price on such date as may be fixed by the Corporation within 90 days of receipt by the Corporation of the Stockholder Put Notice (the “Put Closing Date”) in accordance with this Section 10.
(c)   No Dividends Paid with Respect to Series B Special Redemption.   Except as expressly provided for in the last sentence of this Section 10(c), in connection with the Series B Special Redemption, the Corporation shall only be obligated to pay with respect to each share of Series B Preferred Stock the Special Redemption Price, subject to clause (f) of this Section 10 and any Class B Fee Order, and the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series B Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date). The redemption of shares of Series B Preferred Stock shall not prejudice any person’s rights to receive the amount contemplated by the Judgment Order Number 5.
(d)   Effect on Series B Preferred Stock.   If notice of the Series B Special Redemption has been given as contemplated below and if the funds and other Special Redemption Price consideration necessary for the Series B Special Redemption have been set aside by the Corporation for the benefit of the holders of shares of Series B Preferred Stock in accordance with this Section 10, including clause (f) and any Class B Fee Order, then, from and after the date of the Series B Special Redemption, the shares of Series B Preferred Stock shall no longer be deemed outstanding, dividends will cease to accrue on shares of Series B Preferred Stock, and all rights of the holders of such shares will terminate, except the right to receive for each share of Series B Preferred Stock the Special Redemption Price, subject to clause (f) of this Section 10 and any Class B Fee Order.

Holders of Series B Preferred Stock shall surrender such shares of Series B Preferred Stock at the place and in accordance with the procedures specified in such notice and, upon such surrender, each such share of Series B Preferred Stock shall be redeemed by the Corporation at the Special Redemption Price, subject to clause (f) of this Section 10 and any Class B Fee Order.
(e)   Procedures for Series B Special Redemption.
(i)   If the Corporation elects to effect the Series B Special Redemption or is required to effect the Series B Special Redemption pursuant to this Section 10, the Corporation shall send notice of the Series B Special Redemption substantially in accordance with the applicable procedures of The Depository Trust Company, including notice periods or required information as shall be determined by the Corporation in accordance with the applicable procedures of The Depository Trust Company. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the Series B Special Redemption except as to the holder to whom notice was defective or not given and is not later corrected or given.
(ii)   If the Corporation elects to effect the Series B Special Redemption or is required to effect the Series B Special Redemption pursuant to this Section 10, the Corporation shall, subject to clause (f) of this Section 10 and any Class B Fee Order, deposit the required funds and any other Special Redemption Price consideration with a bank or trust company for the purpose of redeeming Series B Preferred Stock, which deposit shall be irrevocable except that:
(A)   the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and
(B)   any balance of funds and any other Special Redemption Price consideration so deposited by the Corporation and unclaimed by the holders of the Series B Preferred Stock entitled thereto at the expiration of two years from the applicable redemption date shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds and any other Special Redemption Price consideration so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.
(iii)   The Corporation may delay the closing of any Series B Special Redemption if the Corporation would be prohibited from paying the Special Redemption Price under Section 2-311 of the Maryland General Corporation Law, or any successor statute, until such time determined in good faith by the Board of Directors that the Corporation would be permitted to pay the Special Redemption Price.
(f)   Payments Subject to Class B Fee Order; Escrow of Special Redemption Price Pending Resolution of Class B Fee Petition.
(i)   Payment of any Special Redemption Price is subject to the requirements of any Class B Fee Order.
(ii)   If any Class B Fee Petition is pending as of the effective date of any Series B Special Redemption, the Corporation may, in lieu of paying such amount to the holders of Class B Preferred Stock upon the Special Redemption of the Class B Preferred Stock, elect to deposit in escrow with any bank or trust company selected by the Corporation the portion of the aggregate Series B Redemption Price that, if such Class B Fee Petition were granted in full, would be payable from the Series B Redemption Price to any person other than a holder of Series B Preferred Stock on account of the Special Redemption of such holder’s Series B Preferred Stock (a “Fee Recipient”). Once all claims relating to any pending Class B Fee Petition have been determined, the Corporation shall direct the escrow agent to pay any amounts held in such escrow account in accordance with the applicable Class B Fee Order. Once all claims relating to all Class B Fee Petitions have been finally determined and all amounts payable to any Fee Recipient pursuant to any Class B Fee Order have been paid, the Corporation shall pay any funds remaining in the escrow account to the holders of Series B Preferred Stock whose shares have been redeemed pursuant to the Special Redemption Right, pro rata, in accordance with such reasonable procedures as the Corporation shall determine.
(11)   ISSUANCE OF NEW PREFERRED STOCK.   Notwithstanding anything herein to the contrary, including Section 6 [Voting Rights] of the Original Articles, no holder of Series B Preferred Stock shall be entitled to vote on, or consent to, the authorization, classification, reclassification, creation or issuance of New Preferred Stock.
SECOND:   The amendment to the Charter as set forth above has been advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon as required by law.
THIRD:   The undersigned acknowledges this Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its                   and attested to by its                   on this                   day of                  , 2022.
ATTEST:	IMPAC MORTGAGE HOLDINGS, INC.
By:
Name:		Name:
Title:		Title:

ANNEX A-2
ARTICLES OF AMENDMENT — 9.125% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK

IMPAC MORTGAGE HOLDINGS, INC.
ARTICLES OF AMENDMENT
Impac Mortgage Holdings, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:
FIRST:   Articles Supplementary (the “Articles Supplementary”) of the Corporation establishing the Corporation’s 9.125% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) were filed with and accepted for record by the SDAT on November 18, 2004 and formed a part of the charter of the Corporation (the “Charter”). Articles of Amendment were filed with and accepted for record by the SDAT on June 29, 2009, which amended and restated the Articles Supplementary (the “Amendment”). The Amendment is hereby amended to add the following new Section 8, Section 9, Section 10 and Section 11 to follow Section 7:
(8)   DEFINED TERMS.   As used in this Section 8 and in Section 9, Section 10 and Section 11, the following terms shall have the following meanings:
(a)   “Amendment Effective Date” means the date the Articles of Amendment setting forth this Section 8 and in Section 9, Section 10 and Section 11 are accepted for record by the State Department of Assessments and Taxation of Maryland (the “SDAT”).
(b)   “Exchange Offer” means the Exchange Offer as defined in the Exchange Offer Registration Statement.
(c)   “Exchange Offer Registration Statement” means the Registration Statement on Form S-4, Commission File No. 333-[•], filed by the Corporation with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and all amendments thereto, and the related form of prospectus included therein.
(d)   “Series B Special Redemption” means the Corporation’s right and obligation to redeem outstanding shares of the Corporation’s 9.375% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”) pursuant to the “Series B Special Redemption” set forth in Articles of Amendment filed with, and accepted for record by, the SDAT on or about the Amendment Effective Date and described in the Exchange Offer Registration Statement.
(e)   “Series C Articles” means the Articles Supplementary classifying the Series C Preferred Stock, filed with and accepted for record by the SDAT on November 18, 2004, as amended by the Articles of Amendment to such Articles Supplementary, filed with and accepted for record by the SDAT on June 29, 2009.
(f)   “Series C Warrants” means the Corporation’s Warrants contemplated by the Warrant Agreement, dated as of [•], 2022 and described in the Exchange Offer Registration Statement.
(g)   “New Preferred Stock” means the Corporation’s Series D Cumulative Redeemable Preferred Stock, having the terms set forth in the form of Articles Supplementary attached as Annex A-3 to the Exchange Offer Registration Statement.
(9)   EXCHANGE OFFER REDEMPTIONS.   Subject to the terms and conditions of the Exchange Offer as described in the Exchange Offer Registration Statement, the Corporation shall have the right and obligation to redeem outstanding shares of Series C Preferred Stock, and the right and obligation to redeem outstanding shares of Series B Preferred Stock pursuant to the Exchange Offer (the “Exchange Offer Redemptions”). The Corporation’s power to effect the Exchange Offer Redemptions shall be without regard to or compliance with any other provision set forth in the Series C Articles, including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Exchange Offer Redemptions, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series C Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).

(10)   SERIES C SPECIAL REDEMPTION.
(a)   Right and Obligation of Series C Special Redemption.   The Corporation shall have the right and obligation to redeem all outstanding shares of Series C Preferred Stock pursuant to the special redemption set forth in this Section 10 (the “Series C Special Redemption”) and the power to effect the Series B Special Redemption. The Corporation’s right and obligation to effect the Series C Special Redemption and the Corporation’s power to effect the Series B Special Redemption shall be without regard to or compliance with any other provision set forth in the Series C Articles, including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Series C Special Redemption and the Series B Special Redemption, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series C Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).
(b)   Special Redemption Price.   The Corporation shall have the right to redeem the outstanding shares of Series C Preferred Stock, in whole but not in part, on such date as may be fixed by the Corporation on or prior to the date that is two years from the Amendment Effective Date for the following per share redemption price (the “Special Redemption Price”): (i) either (A) $0.10 or (B) one (1) share of New Preferred Stock, whichever is paid to a holder of a share of Series C Preferred Stock in connection with the closing of the Exchange Offer; (ii) 1.25 shares of the Corporation’s Common Stock, $0.01 par value per share (“Common Stock”); and (iii) 1.5 Series C Warrants; provided, however, (1) no fractional shares of Common Stock will be issued pursuant to subsection (ii) of this sentence, and each holder of Series C Preferred Stock otherwise entitled to receive a fractional share of Common Stock shall be entitled to receive one share of Common Stock in lieu of the fraction of a share of Common Stock and (2) no fractional Series C Warrants will be issued pursuant to subsection (iii) of this sentence and the Corporation shall round down to the nearest whole number the number of Series C Warrants to be issued to each holder of Series C Preferred Stock otherwise entitled to receive a fractional Series C Warrant. If the Corporation has not provided written notice of its election to effect the Series C Special Redemption by the date that is 65 days from the Amendment Effective Date, then, upon the written request of the holder of any outstanding share of Series C Preferred Stock on or prior to the date that is two years from the Amendment Effective Date (the “Stockholder Put Notice”), the Corporation shall effect the Series C Special Redemption for all, but not less than all, of the outstanding shares of Series C Preferred Stock at the Special Redemption Price on such date as may be fixed by the Corporation within 90 days of receipt by the Corporation of the Stockholder Put Notice (the “Put Closing Date”) in accordance with this Section 10.
(c)   No Dividends Paid with Respect to Series C Special Redemption.   In connection with the Series C Special Redemption, the Corporation shall only be obligated to pay with respect to each share of Series C Preferred Stock the Special Redemption Price and the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series C Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).
(d)   Effect on Series C Preferred Stock.   If notice of the Series C Special Redemption has been given as contemplated below and if the funds and other Special Redemption Price consideration necessary for the Series C Special Redemption have been set aside by the Corporation for the benefit of the holders of shares of Series C Preferred Stock, then, from and after the date of the Series C Special Redemption, the shares of Series C Preferred Stock shall no longer be deemed outstanding, dividends will cease to accrue on shares of Series C Preferred Stock, and all rights of the holders of such shares will terminate, except the right to receive for each share of Series C Preferred Stock the Special Redemption Price. Holders of Series C Preferred Stock shall surrender such shares of Series C Preferred Stock at the place and in accordance with the procedures specified in such notice and, upon such surrender, each such share of Series C Preferred Stock shall be redeemed by the Corporation at the Special Redemption Price.

(e)   Procedures for Series C Special Redemption.
(i)   If the Corporation elects to effect the Series C Special Redemption or is required to effect the Series C Special Redemption pursuant to this Section 10, the Corporation shall send notice of the Series C Special Redemption substantially in accordance with the applicable procedures of The Depository Trust Company, including notice periods or required information as shall be determined by the Corporation in accordance with the applicable procedures of The Depository Trust Company. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the Series C Special Redemption except as to the holder to whom notice was defective or not given and is not later corrected or given.
(ii)   If the Corporation elects to effect the Series C Special Redemption or is required to effect the Series C Special Redemption pursuant to this Section 10, the Corporation shall deposit the required funds and any other Special Redemption Price consideration with a bank or trust company for the purpose of redeeming Series C Preferred Stock, which deposit shall be irrevocable except that:
(A)   the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and
(B)   any balance of funds and any other Special Redemption Price consideration so deposited by the Corporation and unclaimed by the holders of the Series C Preferred Stock entitled thereto at the expiration of two years from the applicable redemption date shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds and any other Special Redemption Price consideration so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.
(iii)   The Corporation may delay the closing of any Series C Special Redemption if the Corporation would be prohibited from paying the Special Redemption Price under Section 2-311 of the Maryland General Corporation Law, or any successor statute, until such time determined in good faith by the Board of Directors that the Corporation would be permitted to pay the Special Redemption Price.
(11)   ISSUANCE OF NEW PREFERRED STOCK.   Notwithstanding anything herein to the contrary, including Section 6 [Voting Rights] of the Series C Articles, no holder of Series C Preferred Stock shall be entitled to vote on, or consent to, the authorization, classification, reclassification, creation or issuance of New Preferred Stock.
SECOND:   The amendment to the Charter as set forth above has been advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon as required by law.
THIRD:   The undersigned acknowledges this Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its               and attested to by its        on this     day of            , 2022.
ATTEST:	IMPAC MORTGAGE HOLDINGS, INC.
By:
Name:		Name:
Title:		Title:

ANNEX A-3
ARTICLES SUPPLEMENTARY — 8.25% SERIES D CUMULATIVE REDEEMABLE
PREFERRED STOCK

IMPAC MORTGAGE HOLDINGS, INC.
ARTICLES SUPPLEMENTARY
8.25% SERIES D CUMULATIVE REDEEMABLE PREFERRED STOCK
Impac Mortgage Holdings, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:
FIRST:   Pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by Article VI of the charter of the Corporation (the “Charter”) and Section 2-208 of the Maryland General Corporation Law, the Board of Directors has duly classified and designated 35,000,000 authorized but unissued shares of common stock, $0.01 par value per share, of the Corporation as shares of “8.25% Series D Cumulative Redeemable Preferred Stock,” with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth below, which, upon any restatement of the Charter, shall become a part of Article VI of the Charter, with any appropriate renumbering or relettering of the sections or subsections thereof.
SECOND:   Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Charter.
8.25% Series D Cumulative Redeemable Preferred Stock
1.
Designation and Number.   A series of Preferred Stock, designated the “8.25% Series D Cumulative Redeemable Preferred Stock” (the “Series D Preferred Stock”) is hereby established. The par value of the Series D Preferred Stock shall be $0.01 per share. The initial number of authorized shares of the Series D Preferred Stock shall be 35,000,000.

2.
Rank.   The Series D Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank: (a) senior to all classes or series of Common Stock, $0.01 par value per share (“Common Stock”), of the Corporation, the Series A-1 Junior Participating Preferred Stock, $0.01 par value per share, the 9.375% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series B Preferred Stock”), and the 9.125% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series C Preferred Stock”), of the Corporation, and senior to and any class or series of capital stock of the Corporation expressly designated as ranking junior to the Series D Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation (collectively, “Junior Stock”); (b) on parity with any class or series of capital stock of the Corporation expressly designated as ranking on parity with the Series D Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation (collectively, “Parity Stock”); and (c) junior to any class or series of capital stock of the Corporation expressly designated as ranking senior to the Series D Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation. For purposes of the terms of the Series D Preferred Stock, the term “capital stock” does not include convertible or exchangeable debt securities of the Corporation, including convertible or exchangeable debt securities which rank senior to the Series D Preferred Stock prior to conversion or exchange. The Series D Preferred Stock will also rank junior in right of payment to the Corporation’s other existing and future indebtedness.

3.
Dividends.

(a)
Subject to the preferential rights of holders of any class or series of capital stock of the Corporation expressly designated as ranking senior to the Series D Preferred Stock as to dividend rights, the holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors (the “Board of Directors”) and declared by the Corporation, out of assets legally available for the payment of dividends, cumulative cash dividends at the rate of 8.25% per annum of the $0.10 liquidation preference per share of Series D Preferred Stock (equivalent to a fixed annual amount of $0.00825 per share of Series D Preferred Stock). Dividends on the Series D Preferred Stock shall accrue and be cumulative from, but not including, the original date of issuance of any shares of Series D Preferred Stock, or, if later, the most recent Dividend Payment Date (as defined below) to which dividends have been paid in full (or declared and the corresponding Dividend Record Date (as defined below) for determining stockholders entitled to payment thereof has passed) and shall be payable annually in arrears on or about the 31st day of December of each year, beginning on December 31, 2022 (each such day being hereinafter called a “Dividend Payment Date”); provided, however, if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day; provided, further, that no holder of any share of Series D Preferred Stock shall be entitled to receive any dividend on the Series D Preferred Stock with a Dividend Record Date before the date such share of Series D Preferred Stock is issued. The amount of any dividend payable on the Series D Preferred Stock for any partial dividend period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable to holders of record of Series D Preferred Stock as they appear in the stock transfer records of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors for the payment of dividends that is not more than 90 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).
(b)
No dividends on the Series D Preferred Stock shall be authorized by the Board of Directors or declared, paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration, payment or setting apart shall be restricted or prohibited by law.

(c)
Notwithstanding anything to the contrary contained herein, dividends on the Series D Preferred Stock shall accrue whether or not the restrictions referred to in Section 3(b) exist, whether or not the Corporation has earnings, whether or not there are assets legally available for the payment of such dividends and whether or not such dividends are authorized or declared.

(d)
Except as provided in Section 3(e) and in Section 8 below, (i) no dividends shall be declared and paid or set apart for payment, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect to, shares of Parity Stock or Junior Stock (other than a distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock) for any period, (ii) nor shall shares of Parity Stock or Junior Stock be redeemed, purchased or otherwise acquired for any consideration (other than a redemption, purchase or acquisition of Common Stock made for purposes of and in compliance with requirements of any incentive, benefit or stock purchase plan or agreement of the Corporation or any subsidiary thereof), (iii) nor shall any assets be paid or made available for a sinking fund for the redemption of any such shares by the Corporation, directly or indirectly (except with respect to (i) and (ii) of this subsection (d) by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for shares of, Junior Stock, or for exchanges pursuant to an exchange offer made on the same terms to all holders of Series D Preferred Stock and all holders of shares of Parity Stock), unless full cumulative dividends on the Series D Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment. The foregoing provision shall not apply if, at or prior to the time when the act with respect to which the declaration and payment or set apart of any dividends on the Series D Preferred Stock would otherwise be required shall be effected, all outstanding shares of D Preferred Stock shall have been redeemed.

(e)
When cumulative dividends that have become payable are not paid in full (or a sum sufficient for such full payment is not so set apart) on the Series D Preferred Stock and any shares of Parity Stock, all dividends declared on the Series D Preferred Stock and any other shares of Parity Stock shall be declared pro rata so that the amount of dividends declared per share of Series D Preferred Stock and per share of Parity Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share of Series D Preferred Stock and per share of Parity Stock (which shall not include any accrual in respect of unpaid dividends on any shares of Parity Stock for prior dividend periods if such Parity Stock does not have a cumulative dividend) bear to each other.

(f)
Holders of Series D Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of capital stock of the Corporation, in excess of full cumulative dividends on the Series D Preferred Stock as described above. Any dividend payment made on the Series D Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series D Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable or on the date of redemption, as the case may be. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series D Preferred Stock which may be in arrears.

(g)
“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(h)
“Set apart for payment” shall be deemed to include (without limitation): the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to an authorization by the Board of Directors of any dividend or other distribution by the Corporation, the allocation of funds to be so paid on any series or class of shares of stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series D Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent in similar manner.

4.
Liquidation Preference.

(a)
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any distribution or payment shall be made to the holders of shares of any Junior Stock, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment or provision for payment of all debts and other liabilities of the Corporation, a liquidation preference in cash, of $0.10 per share, plus an amount equal to any accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date of payment (the “Liquidating Distributions”).

(b)
If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation are insufficient to pay the full amount of the Liquidating Distributions on all outstanding shares of Series D Preferred Stock and the corresponding amounts payable on all outstanding shares of Parity Stock, then the holders of shares of Series D Preferred Stock and the holders of such shares of Parity Stock shall share ratably in any such distribution of assets in proportion to the full Liquidating Distributions and the corresponding amounts payable on all outstanding shares of Parity Stock to which they would otherwise be respectively entitled.

(c)
Written notice of the effective date of any such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not fewer than 10 nor more than 60 days prior to the payment date stated

therein, to each record holder of shares of Series D Preferred Stock at the address of such holder as the same shall appear on the stock transfer records of the Corporation, substantially in accordance with the applicable procedures of The Depository Trust Company (“DTC”), including such information as shall be determined by the Corporation in accordance with the applicable procedures of DTC. Holders of shares of Series D Preferred Stock shall comply with applicable procedures of DTC in connection with surrendering their shares for payment of any Liquidating Distributions.
(d)
After payment of the full amount of the Liquidating Distributions to which they are entitled, the holders of shares of Series D Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

(e)
For the avoidance of doubt, the consolidation, merger or conversion of the Corporation with or into another entity, the merger of another entity with or into the Corporation, a statutory share exchange by the Corporation or the sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Corporation shall not be considered a liquidation, dissolution or winding up of the Corporation.

5.
Redemption.

(a)
The Corporation shall have the right and obligation to redeem all outstanding shares of Series D Preferred Stock, in whole, but not in part, for cash, at a redemption price of $0.10 per share, plus any accrued and unpaid dividends (whether or not declared) on such shares of Series D Preferred Stock to, but not including, the redemption date (other than any dividend with a Dividend Record Date before the applicable redemption date and a Dividend Payment Date after the applicable redemption date, which shall be paid on the Dividend Payment Date notwithstanding prior redemption of such shares), on:

(i)
the 60th day, or such earlier date as may be fixed by the Corporation, after the date of any public announcement by the Corporation of annual or quarterly financial statements that indicate that payment of the redemption price would not cause the Corporation to violate the restrictions on payment of distributions to stockholders under Section 2-311 of the Maryland General Corporation Law (the “MGCL”) unless, prior to such redemption date, the Board of Directors determines in good faith that the payment by the Corporation of the redemption price for the Series D Preferred Stock and for any Parity Stock upon which like redemption rights have been conferred and which have become redeemable as of the applicable redemption date would cause (collectively, the “Redemption Restrictions”) (A) the Corporation to violate the restrictions on payment of distributions to stockholders under Section 2-311 of the MGCL or any successor statute, (B) any material breach of or default under the terms and conditions of any obligation of the Corporation, including any agreement relating to its indebtedness, or (C) the Corporation to violate any restriction or prohibition of any law rule or regulation applicable to the Corporation or of any order, judgment or decree of any court or administrative agency; or

(ii)
any date fixed by the Corporation not more than 60 days after any determination by the Board of Directors in good faith that the payment by the Corporation of the redemption price for the Series D Preferred Stock and any Parity Stock upon which like redemption rights have been conferred as of such redemption date would not cause the Corporation to violate the Redemption Restrictions.

For the avoidance of doubt, if the Board of Directors makes a determination pursuant to clause (i) of this Section 5(a) that redemption of the Series D Preferred Stock would violate the Redemption Restrictions, the requirement to redeem the Series D Preferred Stock as described in clause (i) of this Section 5(a) shall recur upon each and any subsequent public announcement by the Corporation of annual or quarterly financial statements that indicate that payment of the redemption price would not cause the Corporation to violate the restrictions on payment of distributions to stockholders under Maryland law, subject, in each instance, to a determination in good faith by the Board of Directors that payment of the redemption price would cause the Corporation to violate the Redemption Restrictions.
(b)
The Board of Directors, or a duly-authorized committee thereof, shall, within 30 days after the public announcement of each annual or quarterly financial statements of the Corporation, and within 10 days after the issuance by the Corporation of any capital stock in exchange for cash or other consideration (other than in connection with any stock dividend or stock split or pursuant to any equity incentive plan maintained by the Corporation), evaluate, in good faith, whether the redemption of the Series D Preferred Stock and any Parity Stock upon which like redemption rights have been conferred would be permitted in light of the Redemption Restrictions.

(c)
Unless full cumulative dividends on all outstanding shares of Series D Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment, the Corporation shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any shares of Series D Preferred Stock (except by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for shares of, Junior Stock); provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Series D Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of Series D Preferred Stock.

(d)
If a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, each holder of record of Series D Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided herein and in Section 5(a), the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series D Preferred Stock for which a notice of redemption has been given.

(e)
The following procedures apply to the redemption of the Series D Preferred Stock:

(i)
Notice of redemption will be mailed by the Corporation, postage prepaid, not fewer than 10 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series D Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, substantially in accordance with the applicable procedures of DTC, including such information as shall be determined by the Corporation in accordance with the applicable procedures of DTC. A failure to give such notice or any defect thereto or in the mailing thereof shall not affect the validity of the proceedings for the redemption of any shares of Series D Preferred Stock except as to the holder to whom notice was defective or not given. Any notice of any redemption may, at the Corporation’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a securities offering or other corporate transaction.

(ii)
If notice of redemption pursuant of any shares of Series D Preferred Stock has been given and if the assets necessary for such redemption have been paid to, or set apart for payment by the Corporation for the benefit of, the holders of any shares of Series D Preferred Stock so called for redemption, then from and after the redemption date dividends will cease to accrue on such shares of Series D Preferred Stock, such shares of Series D Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares of Series D Preferred Stock will terminate, except the right to receive the redemption price and any accrued and unpaid dividends to, but not including, the redemption date; provided, however, if the redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, each holder of shares of Series D Preferred Stock so called for redemption at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.
(iii)
Holders of shares of Series D Preferred Stock to be redeemed shall comply with applicable procedures of DTC in connection with surrendering their shares for payment of the redemption price.

(iv)
The Corporation may delay the closing of the redemption of the Series D Preferred Stock if the Corporation would be prohibited from paying the redemption price therefor under Section 2-311 of the MGCL or any successor statute, until such time determined in good faith by the Board of Directors that the Corporation would be permitted to pay such redemption price.

(f)
Subject to applicable law and the limitation on purchases when dividends on the Series D Preferred Stock are in arrears set forth in Section 5(c) above, the Corporation may, at any time and from time to time, purchase any shares of Series D Preferred Stock in the open market, by tender or by private agreement.

(g)
Any shares of Series D Preferred Stock that shall at any time have been redeemed or otherwise acquired shall, after such redemption or acquisition, have the status of authorized but unissued shares of Common Stock, without designation as to class or series until such shares are once more classified and designated as part of a particular class or series by the Board of Directors.

6.
Voting Rights.

(a)
Holders of Series D Preferred Stock will not have any voting rights, except as set forth below.

(b)
So long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not:

(i)
authorize or create, or increase the authorized or issued amount of, any class or series of shares of capital stock of the Corporation expressly designated as ranking senior to or on parity with the Series D Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, or reclassify any authorized shares of capital stock of the Corporation into any such senior or parity shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such senior or parity equity securities, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock and of all other classes and series of Parity Stock upon which like voting rights have been conferred and are exercisable (voting together as a single class); or

(ii)
amend, alter or repeal the provisions of the Charter (including these Articles Supplementary), whether by merger, consolidation, conversion or otherwise, so as to materially and adversely affect any right, preference, privilege or voting powers of the Series D Preferred Stock, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock and of all other classes and series of Parity Stock upon which like voting rights have been conferred and are exercisable (voting together as a single class); provided, however, that, with respect to the occurrence of any merger, consolidation, conversion or a sale or lease of all or substantially all of the Corporation’s assets (in any case, an “Event”), so long as shares of Series D Preferred Stock remain outstanding with the terms thereof materially unchanged or the holders of shares of Series D Preferred Stock receive shares of, or options, warrants or rights to purchase or subscribe for shares of, capital stock or other securities with rights, preferences, privileges and voting powers substantially similar, taken as a whole, to the rights, preferences, privileges and voting powers of the Series D Preferred Stock, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series D Preferred Stock; and provided, further, that any increase in the amount of, or the creation or issuance, or increase in the amounts authorized, of any classes or series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers or the holders thereof.
(c)
The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series D Preferred Stock shall have been redeemed.

7.
Conversion.   Shares of Series D Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation.

8.
Series B and Series C Exchange Offer and Special Redemption.

(a)
The Corporation shall have the right and obligation to redeem outstanding shares of Series C Preferred Stock, and the right and obligation to redeem outstanding shares of Series B Preferred Stock, pursuant to the Exchange Offer, subject to the terms and conditions of the Exchange Offer as described in the Exchange Offer Registration Statement (the “Exchange Offer Redemptions”), and the Corporation shall have the right and obligation to redeem all outstanding shares of Series B Preferred Stock and Series C Preferred Stock pursuant to the Series B and Series C Special Redemption (as defined below) on the terms and subject to the conditions set forth in the Charter, as amended and in effect from time to time. The Corporation’s power to effect the Exchange Offer Redemptions and the Series B and Series C Special Redemption shall be without regard to or compliance with any other provision set forth in these Articles Supplementary, including, without limitation, Section 3(d) hereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Exchange Offer Redemptions or the Series B and Series C Special Redemption, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series D Preferred Stock outstanding (whether or not any such dividends have accumulated).

(b)
“Exchange Offer” means the Exchange Offer as defined in the Exchange Offer Registration Statement.

(c)
“Exchange Offer Registration Statement” means the Registration Statement on Form S-4, Commission File No. 333-[•], filed by the Corporation with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and all amendments thereto, and the related form of prospectus included therein.

(d)
“Series B and Series C Special Redemption” means the Corporation’s right and obligation to redeem outstanding shares of Series B Preferred Stock and Series C Preferred Stock pursuant to the “Series B Special Redemption” and “Series C Special Redemption” set forth in Articles of Amendment filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on or around the date the Articles Supplementary setting forth the terms of the Series D Preferred Stock are filed with, and accepted for record by, the SDAT, and described in the Exchange Offer Registration Statement.

THIRD:   The Series D Preferred Stock has been classified and designated by the Board of Directors, or a duly authorized committee thereof, under the authority contained in the Charter.
FOURTH:   These Articles Supplementary have been approved by the Board of Directors, or a duly authorized committee thereof, in the manner and by the vote required by law.
FIFTH:   These Articles Supplementary shall be effective at the time the SDAT accepts these Articles Supplementary for record.

SIXTH:   The undersigned acknowledges these Articles Supplementary to be the act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, IMPAC MORTGAGE HOLDINGS, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its             and attested to by its         on            , 2022.
ATTEST:		IMPAC MORTGAGE HOLDINGS, INC.:
By:		By:
	Name:		Name:
	Title:		Title:
[Signature Page to Articles Supplementary]

OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Special Meeting. However, if any other matter shall properly come before the Special Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By order of the Board of Directors
Joseph O. Joffrion, General Counsel
Dated: [•], 2022
Irvine, California

IMPAC MORTGAGE HOLDINGS, INC.Special Meeting of Stockholders August [ ], 2022 9:00 AM (Pacific Time)This proxy is solicited by the Board of DirectorsThe undersigned stockholder of Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”) hereby appoints George A. Mangiaracina and Joseph O. Joffrion, or either of them, as proxies for the undersigned, each with the full power to appoint his or her substitute, to represent the undersigned, and to vote on behalf of the undersigned all of the shares of common stock of the Company that the undersigned is entitled to vote at, the Special Meeting of Stockholders to be held at 9:00 AM (Pacific Time) on August [ ], 2022 and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/ImpacCompanies/2022SM/htype.asp by 11:59 PM (Pacific Time) on August [ ], 2022. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Registering to attend the Special Meeting” and “Voting Requirements and Procedures.”THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY(Continued, and to be marked, dated and signed, on the other side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.The Proxy Statement, our Quarterly Report on Form 10-Q for the period ended March 31, 2022, and our 2021 Annual Report to Stockholders are available at: http://www.viewproxy.com/impaccompanies/2022SM

Please mark your votes like this

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Date:____, 2022

____
Signature

____
Signature (if held jointly)

VIRTUAL CONTROL NUMBER

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/IMHSM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call.
Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Please mark your votes like this The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4. 1.Proposal 1 - To approve a proposal to amend our corporate charter (as amended and as currently in effect, the “Charter”), to permit the closing of the exchange offer and to make each share of our 9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 (“Preferred B Stock”) redeemable for the same consideration to be paid to the holders of Preferred B Stock in the exchange offer, which is equal to (i) $5.00 in cash or, if we are prohibited from paying cash, 50 shares of our 8.25% Series D Cumulative Redeemable Preferred Stock, par value $0.10 per share (“New Preferred Stock”) (whichever is issued in exchange offer) and (ii) 20 shares of our common stock, as more fully described in the Proxy Statement and as set forth in the Articles of Amendment attached to the Proxy Statement as Annex A-1. FOR AGAINST ABSTAIN 2.Proposal 2 - To approve a proposal to amend our Charter to permit the closing of the exchange offer and to make all shares of our 9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Preferred C Stock”) redeemable for the same consideration to be paid to the holders of Preferred C Stock in the exchange offer, which is equal to (i) $0.10 in cash or, if we are prohibited from paying cash, 1 share of our New Preferred Stock (whichever is issued in the exchange offer), (ii) 1.25 shares of our common stock and (iii) 1.5 warrants to purchase 1.5 shares of our common stock, as more fully described in the Proxy Statement and as set forth in the Articles of Amendment attached to the Proxy Statement as Annex A-2. FOR AGAINST ABSTAIN3.Proposal 3 - To approve, in accordance with Rule 713(a) of the NYSE American Company Guide, the issuance of up to 15,100,000 shares of our common stock and up to 2,107,629 warrants to purchase our common stock in connection with our offer to exchange all outstanding shares of our preferred stock. FOR AGAINST ABSTAIN4.Proposal 4 - To approve a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 1, 2 and/or 3. FOR AGAINST ABSTAINNOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Date:
, 2022Signature For address change/comments, mark here. (see reverse for instructions) Signature (if held jointly) VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11 digit control number ready when voting by Internet or Telephone